[GRAPHIC OMITTED: ABN LOGO] ABN(BULLET)AMRO Funds
GRAPHIC OMITTED: GLOBE BACKGROUND]

         ANNUAL REPORT

         DECEMBER 31, 2000

         COMMON SHARE CLASS
         INVESTOR SERVICE SHARE CLASS

TABLE OF CONTENTS

Letter to Shareholders............................   3
Manager's Discussion and Analysis.................   5
Report of Independent Auditors....................  22
Schedule of Investments...........................  23
Statement of Assets and Liabilities...............  52
Statement of Operations...........................  55
Statement of Changes in Net Assets................  58
Financial Highlights..............................  64
Notes to Financial Statements.....................  74


MONEY MARKET FUNDS
  Treasury Money Market Fund(US)
  Government Money Market Fund(US)
  Money Market Fund(US)
  Tax-Exempt Money Market Fund(US)

FIXED INCOME FUNDS
  Fixed Income Fund(US)
  Tax-Exempt Fixed Income Fund(US)

BALANCED FUND
  Balanced Fund(US)

EQUITY FUNDS
  Value Fund(US)
  Growth Fund(US)
  Small Cap Fund(US)
  Real Estate Fund(US)

INTERNATIONAL FUNDS
  International Equity Fund(US)
  Asian Tigers Fund(US)
  Latin America Equity Fund(US)
  Europe Equity Growth Fund(US)


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NOT FDIC INSURED (BULLET) NO BANK GUARANTEE (BULLET) MAY LOSE VALUE
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ABN AMRO IS A REGISTERED SERVICE MARK OF ABN AMRO
HOLDING N.V., THE ULTIMATE PARENT OF ABN AMRO ASSET
MANAGEMENT (USA) LLC, THE INVESTMENT ADVISOR TO THE
ABN AMRO FUNDS. ALL RIGHTS RESERVED. ABN AMRO
FUNDS ARE DISTRIBUTED BY ABN AMRO DISTRIBUTION
SERVICES (USA) INC. WHICH IS NOT AN ADVISOR AFFILIATE.
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

LETTER TO SHAREHOLDERS

Dear Shareholder:

Change was the only constant. Year 2000 featured one of the most turbulent equity markets, both at home and abroad, in a long time. Bonds returned to favor during the year, as did the real estate sector. And the ABN AMRO Fund Family, through its diverse offerings, provided some bright spots of note.

The biggest story in 2000 was that of the NASDAQ. While its dot.coms had powered the markets forward for so long, they came down during the year - dropping the index to the worst loss in its history of -39.2%. Blue chips finished off with losses, while small caps were little better. Overseas stock markets followed the U.S. and also finished the year on the downside.

It was the economic picture that dimmed the market's strength. Retail sales came in disappointing at year-end, where they showed the smallest gain in five years. Manufacturing had been in decline, with producers of steel and automobiles struggling with falling profitability. It was also a year in which the Federal Reserve Board (the "Fed") aggressively tightened, raising the Federal Funds rate 100 basis points in the first five months, over concerns that an economy with full employment and a strong economic growth rate would produce inflationary pressures. High oil prices contributed to the general malaise, ranging between $24 and $37 per barrel during the year. The equity markets appeared to believe that the record expansion might be slipping away, and dropped accordingly. The ABN AMRO Growth Fund(US) fought back against the tide, but ended the year down -4.45% (Common Share Class) and -4.83% (Investor Share Class) versus -9.10% for the Standard and Poor's(REGISTRATION MARK) 500 Index ("S&P(REGISTRATION MARK) 500").

International equity markets saw a reversal of fortune - in 1999, they were at the top of the pack, but in 2000, overseas markets underperformed the S&P(REGISTRATION MARK) 500, with the Morgan Stanley EAFE (Europe, Australia & Far East) Index posting a -14.17% return. Foreign markets also experienced much volatility and the end of the technology bubble, just like the U.S. Industry sectors hardest hit included telecommunications, media, software & services and hardware. Compounding these trends, the Euro fell dramatically against the dollar, further eroding equity performance for the EMU countries. ABN AMRO's International Funds struggled in 2000 as their growth-tilted styles were out of favor and overseas markets fell.

While it was gloomy in equities, fixed income markets soared. The Lehman Aggregate Bond Index posted an 11.63% return compared to the declines in the S&P(REGISTRATION MARK) 500 and NASDAQ. Treasuries rallied, which can be attributed to the Treasury's buyback program and the rapid deceleration of economic activity in the third and fourth quarters of 2000. Although it was a great year for Treasuries, it was a difficult year for corporate bonds as they underperformed in the second half due to the deterioration of credit quality and reduced corporate earnings. ABN AMRO's Fixed Income Funds turned in solid performances that beat equities.

The ABN AMRO Fund Family offered several other bright spots for investors in 2000. The ABN AMRO Real Estate Fund(US) rode the wave of renewed interest in the REIT sector to a strong 28.77% (Common Share Class) and 29.16% (Investor Share Class) return for the year; roughly 2% more than the 26.81% return for the Morgan Stanley REIT Index. The ABN AMRO Small Cap Fund(US) also outpaced the markets with a 6.10% (Common Share Class) and 5.61% (Investor Share Class) return, well ahead of the -3.02% return for the Russell 2000 Small Cap Index. And of course, our money market funds continue to post excellent returns in their respective categories, outpacing their peer groups.

I urge you to read each of our manager's discussions on how they addressed the unsteady markets of 2000.

Overall, the economy still shows some strength. The job market is still very strong; unemployment is holding at around 4%, despite an increase in layoff announcements. Home sales are also proceeding well, thanks in part to much lower mortgage rates. With the drop in interest rates, and oil prices coming down under $30 per barrel, we believe that economic conditions will improve in 2001.

The message for 2000 was clear, however - maintaining a properly diversified portfolio (a mix of asset classes including large and small cap U.S. stocks, bonds, cash, real estate and international securities) still makes sense. Without some exposure to bonds, real estate or cash, an all equity portfolio was a tough one to follow in 2000.

ABN AMRO Asset Management (USA) LLC (the "Advisor"), the ABN AMRO Funds' investment Advisor, is pleased to inform you that ABN AMRO North America Holding Company, the Advisor's parent, recently acquired Alleghany Asset Management, Inc. ("Alleghany"). Alleghany has a number of subsidiaries that serve as the investment advisors to Alleghany Funds.

The Advisor is also pleased to inform you that its indirect parent, ABN AMRO Bank N.V., has signed a definitive agreement to acquire Michigan National Corporation. Michigan National Corporation's primary subsidiary is Michigan National Bank, which serves as investment advisor to the Independence One Mutual Funds.

We are excited about these developments and will continue to strive to enhance shareholders' investment opportunities and services. We will keep you informed of future developments with Alleghany Funds and Independence One Mutual Funds.

The ABN AMRO Funds continue to offer a range of products to provide you with choices for all types of markets. Thank you for your business.

Sincerely,

/S/ Randall C. Hamprton

Randall C. Hampton
President
ABN AMRO Funds


Note: Past performance does not guarantee future results. Investment returns and principal value will vary with market conditions, so that shares, when redeemed, may be worth more or less than their original cost. Return figures reflect any expense reimbursements and fee waivers. Without reimbursements or waivers, Fund returns would have been lower. This report must be preceded or accompanied by a current prospectus.

                                                               DECEMBER 31, 2000

MANAGER'S DISCUSSION AND ANALYSIS

MONEY MARKET FUNDS

All of the ABN AMRO Money Market Funds (Common Share Class) remained in the first quartile of Lipper rankings all year. Also, both ABN AMRO Government Money Market Fund and Tax-Exempt Money Market Funds (Common Share Class) consistently appeared in the monthly top ten of their peer group rankings according to the iMoneyNet Money Fund report.

The Funds benefited from a barbell structure for most of the year, contributing to the good performance. The Funds remained positioned this way until mid-fourth quarter, at which time more investments were placed in the front end of the curve, picking up incremental yield.

We correctly analyzed the trend that interest rates were going up throughout 2000 and targeted a shorter weighted average maturity as mid-year approached. The yield curve steepened considerably, thereby, offering a great opportunity to place investments out the curve as the market fully priced in many rate increases by the Fed. We continue to keep as long as possible, given shareholder activity and weighted average maturity limits for the various funds. The Tax-Exempt Money Market Fund(US) is usually kept shorter than the rest of the Funds, given its unique market. By year-end, the market had completely changed its opinion and began looking for much lower interest rates for 2001.

Looking forward, we will continue to search for the maximum yield pick-up given an imminent lower interest rate environment. Absolute yield is the highest in the overnight area since the yield curve is inverted. Since the yields of money market funds lag the market, when interest rates decline the average maturity and the yield of the Fund decline. We believe that the Federal Funds level will probably stay around the 5.50% for longer than the forward interest rate contracts suggest. We do not plan to place investments past three months at this point since the prices reflect much lower rates. Therefore, a short average maturity will probably be in effect even with our interest rate outlook simply from a relative value perspective. As the market becomes more fairly valued to where the targeted Federal Fund level is at, then we will be inclined to have a long weighted average maturity. As always, we will remain cognizant of essential liquidity requirements.

TREASURY MONEY MARKET FUND(US)

The Fund utilized a combination of U.S. Treasury Notes and Bills, plus repurchase agreements for liquidity, throughout the year. The coupon securities will often offer a little more yield pick up due to supply and demand for that particular issue.

The Fund's average maturity was in the 40 to 59 day range during the fourth quarter. As quarter-end approached, the average maturity was around 50 days, reflecting an increase in the net assets of the Fund. Investments were mostly made in the 2, 3-month and 1-year area to extend the maximum average maturity limit. A barbell structure was more advantageous in the Treasury Bill until the last few weeks of the quarter. The yield curve was inverted by the end of December. Looking forward, we will assess the market's value given the strong likelihood of lower short-term rates.

GOVERNMENT MONEY MARKET FUND(US)

The Fund utilized a combination of U.S. Agencies across the yield curve and repurchase agreements for liquidity. The Fund took advantage of U.S Agency coupon securities in the 6-month to one-year area and discount notes within the one through six-month area. These opportunities exist based upon supply and demand of each of the Agency's issuance.

The Fund's average maturity range was 40 to 59 days during the fourth quarter. Investments were made further out the curve to extend the weighted average maturity of the Fund. As quarter-end approached, the average maturity was around the 50-day area. The Fund experienced an increase in its net assets keeping the average maturity range slightly short of the targeted high range this quarter. The U.S. Government Agency yield curve was inverted by year-end. Looking forward, we will assess the market's value given the strong likelihood of lower short-term rates.

MONEY MARKET FUND(US)

The Fund utilized a variety of instruments within the portfolio. Certificates of deposits were used when making purchases out the curve to pick up yield as compared with bonds since the historical spreads between the two continued to widen. The Fund usually held a high percentage of commercial paper ("CP"). Within the very high quality commercial paper market are issuers that are comprised of finance companies, industrials, banks and asset-backed receivables.

In addition to an anticipated lower rate environment, credit spreads were extremely wide in 2000. Some very high quality commercial paper issuers found difficulty in issuing CP at market rates as the year was coming to an end. The spreads between A2/P2 rated and A1/P1 rated CP were at their historical widest.

Investments were made across the 1, 4 and 6-month areas for the fourth quarter. The weighted average maturity was in the 46 to 68 day range. Toward December, the average maturity was closer to the 57 to 65 day range. Cash balances were then increased to address an anticipated outflow in early January. We will maintain a positive outlook going forward; however, if the market gets too far ahead of the Fed, the probability to adopt a neutral bias will increase. Looking onward, we will assess the market's value given the likelihood of lower short-term rates.

TAX-EXEMPT MONEY MARKET FUND(US)

Short-term tax-exempt rates were relatively stable through the fourth quarter with weekly variable rates trading in a range of 3.75% to 4.75%. Tax-exempt commercial paper rates began to move up late in the quarter, as issuers offered higher rates to extend maturities out over year-end. We took this opportunity to place some funds out in the March-April 2001 area at attractive rates. The Fund's weighted average maturity was in the 30-day range throughout the quarter.

Going into 2001, we expect rates to gradually decline as the economy continues to slow and the Fed responds by lowering short-term rates. We will continue to extend the maturity of the Fund, as commercial paper becomes available at competitive rates. As always, we will restrict our purchases to only the highest rated credits available.


-----------------------------------------------------------------------------------------------------------------------------------
                                                                       Lipper                       Average Annual   Average Annual
           As of December 31, 2000                      7-Day        Ranking for       One-Year       Three-Year        Five-Year
                                                        Yield           2000            Return          Return           Return
-----------------------------------------------------------------------------------------------------------------------------------
 ABNAMRO Treasury Money Market Fund(US)*                5.90%      5 of 93 Funds         5.85%           5.13%            5.03%
 Lipper U.S. Treasury Money Market Funds Average         N/A                             5.46%           4.82%            4.82%
-----------------------------------------------------------------------------------------------------------------------------------
 ABN AMRO Government Money Market Fund(US)*             6.24%      9 of 134 Funds        6.08%           5.40%            5.32%
 Lipper U.S. Government Money Market Funds Average       N/A                             5.71%           5.06%            5.00%
-----------------------------------------------------------------------------------------------------------------------------------
 ABN AMRO Money Market Fund(US)*                        6.32%      18 of 362 Funds       6.21%           5.50%            5.41%
 Lipper Money Market Funds Average                       N/A                             5.70%           5.02%            5.00%
-----------------------------------------------------------------------------------------------------------------------------------
 ABN AMRO Tax-Exempt Money Market Fund(US)*             4.36%      10 or 133 Funds       3.87%           3.36%            3.32%
 Lipper Tax-Exempt Money Market Funds Average            N/A                             3.52%           3.05%            3.05%
-----------------------------------------------------------------------------------------------------------------------------------

* Common Class

NOTE: PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. RETURN FIGURES REFLECT ANY EXPENSE REIMBURSEMENTS AND FEE WAIVERS. WITHOUT REIMBURSEMENTS OR WAIVERS, FUND RETURNS WOULD HAVE BEEN LOWER. INVESTMENT IN AN ABN AMRO MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER U.S. GOVERNMENT AGENCY. ALTHOUGH EACH FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. ALL INDEXES MENTIONED ARE UNMANAGED. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

                                                               DECEMBER 31, 2000

FIXED INCOME FUND(US)

Year 2000 was a great one for fixed income investors as the bond market significantly outperformed the equity markets. The Fund posted a return of 10.60% for the Common Share Class and 10.07% for the Investor Share Class compared to a 9.10% decline in the S&P(REGISTRATION MARK) 500 and a 39.20% decline in the NASDAQ. It was also a year in which the Fed aggressively tightened, raising the Federal Funds rate 100 basis points in the first five months, over concerns that an economy with full employment and a strong economic growth rate would produce inflationary pressures. However, by December the Fed signaled a change in the balance of risks from the threat of inflation to that of economic weakness. Fed Chairman, Alan Greenspan, made several comments about a potential monetary easing in the near future based on weakened consumer confidence, lower sales and earnings, and "stresses in some segments of the financial markets." During the course of the year, the yield on the 10-year U.S. Treasury note declined 148 basis points to 5.11%. The yield on the 30-year U.S
Treasury bond declined 116 basis points to 5.46%, generating a total return in excess of 20%. The strong rally in the Treasury market can be attributed to the Treasury's buyback program and the rapid deceleration of economic activity in the third and fourth quarters of 2000. Although it was a great year for Treasuries, it was a difficult year for corporate bonds as they underperformed Treasuries by 415 basis points. Also, the ten-year interest rate swap spread averaged 113 basis points for the year, compared to 84 basis points in 1999. The widening of spread product and the underperformance of long-dated corporate bonds (ten-year and greater maturity) in the first half of the year can be attributed to the Treasury's buyback program, which caused the yield curve to invert. The underperformance of the corporate bond sector in the second half of the year was due to the deterioration of credit quality, which resulted in an extraordinary number of corporate credit downgrades. The high percentage of downgrades compared to upgrades resulted from reduced corporate earnings due to higher costs, a more moderate pace of revenue, and a contraction of liquidity as credit conditions tightened.

During the year, the Advisor took a cautious strategic position towards spread product, focusing primarily on higher quality corporates and asset-backed securities as compared to the benchmark. The Fund maintained a neutral duration position except between May and mid-August. In anticipation of higher interest rates, during that period the Fund's duration was set at 95% of the Lehman Aggregate Index.

Considering the expected U.S. economic slowdown, recent Fed ease and steepening of the yield curve, we expect bonds to provide competitive returns as compared to stocks. Presently, the Advisor is recommending a neutral duration as the Treasury market has priced in additional Fed eases. The Fund is overweighted in asset-back securities and commercial mortgage-back securities due to their AAA quality, improving liquidity and stable cash flow characteristics. Currently, higher quality corporates are being stressed versus lower quality corporates as compared to the Lehman Aggregate Index.

FIXED INCOME FUND(US)
(CONTINUED)

[COMMON SHARE CLASS
GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                           ABN AMRO                   LEHMAN MUNICIPAL                LIPPER GENERAL
                    FIXED INCOME FUNDS(US)               BOND INDEX                MUNICIPAL DEBT INDEX
1/4/93                       10000                          10000                          10000
DEC-93                       10983                          10975                          11050
DEC-94                       10562                          10655                          10651
DEC-95                       12437                          12623                          12474
DEC-96                       12863                          13082                          12882
DEC-97                       14049                          14345                          14008
DEC-98                       15051                          15591                          15052
DEC-99                       14733                          15462                          14863
DEC-00                       16294                          17260                          16317

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTOR SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                           ABN AMRO                   LEHMAN MUNICIPAL                LIPPER GENERAL
                    FIXED INCOME FUNDS(US)               BOND INDEX                MUNICIPAL DEBT INDEX
3/12/93                      10000                          10000                          10000
DEC-93                       10571                          10584                          10614
DEC-94                       10151                          10275                          10240
DEC-95                       11917                          12173                          11975
DEC-96                       12303                          12615                          12372
DEC-97                       13401                          13833                          13449
DEC-98                       14313                          15035                          14454
DEC-99                       13944                          14911                          14260
DEC-00                       15349                          16645                          15655

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

-------------------------------------------------------------------------------
                                            Average Annual     Average Annual
Class of Shares   One-Year Return            5 Year Return    Inception to Date
-------------------------------------------------------------------------------
Common                10.60%                     5.55%              6.30%
-------------------------------------------------------------------------------
Investor              10.07%                     5.19%              5.64%
-------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 2000. PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDEXES ARE USED FOR COMPARATIVE PERFORMANCES ONLY. INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.

                                                               DECEMBER 31, 2000

TAX-EXEMPT FIXED INCOME FUND(US)

The year 2000 proved to be a great year for municipal bonds, and fixed income instruments in general. According to the Lehman Municipal Bond Index, the municipal bond market turned in positive total returns for each of the four quarters in 2000. Record federal budget surpluses turned the Treasury into a net buyer of bonds during 2000 and long treasury bond prices skyrocketed during the first quarter, as bond market participants saw value in a dramatic reduction in long treasury bond supply. The municipal bond market kept pace with rising taxable bond prices as new issuance of municipal bonds remained historically light for most of the year. Relative to taxable equivalents, tax-exempt bond yields remained attractive for most of 2000, drawing retail buyers into the municipal bond market. A tight Fed put the breaks on rising stock prices during 2000, and investors moved to the relative stability of bonds from equity positions.

The Fund posted a total return of 11.59% for the Common Share Class and 11.16% for the Investor Share Class in 2000, just 9 basis points shy of the Index compared to the Common Share Class return. The Fund also maintained a higher average quality than its benchmark during the year. This was a positive factor for both the liquidity and marketability of bonds in the Fund.

The outlook for the first quarter of 2001 appears very favorable for municipals and bonds in general. Strong signs of an economic slowdown and an easing Fed should keep upward price pressure on fixed-income instruments. We expect to keep the Fund in a bullish posture toward the market until signs that the economy has bottomed out start to appear.

COMMON SHARE CLASS
GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                      ABN AMRO TAX EXEMPT             LEHMAN MUNICIPAL                LIPPER GENERAL
                    FIXED INCOME FUNDS(US)               BOND INDEX                MUNICIPAL DEBT INDEX
1/4/93                       10000                          10000                          10000
DEC-93                       10856                          11228                          11248
DEC-94                       10321                          10648                          10528
DEC-95                       11938                          12507                          12327
DEC-96                       12291                          13060                          12764
DEC-97                       13442                          14261                          13950
DEC-98                       14220                          15185                          14719
DEC-99                       13872                          14873                          14033
DEC-00                       15479                          16610                          15553

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTOR SHARE CLASS
GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                      ABN AMRO TAX EXEMPT             LEHMAN MUNICIPAL                LIPPER GENERAL
                    FIXED INCOME FUNDS(US)               BOND INDEX                MUNICIPAL DEBT INDEX
3/9/93                       10000                          10000                          10000
DEC-93                       10443                          10711                          10697
DEC-94                       9893                           10158                          10002
DEC-95                       11419                          11931                          11711
DEC-96                       11727                          12459                          12123
DEC-97                       12796                          13605                          13247
DEC-98                       13475                          14486                          13973
DEC-99                       13066                          14188                          13323
DEC-00                       14524                          15845                          14766

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

-------------------------------------------------------------------------------
                                            Average Annual     Average Annual
Class of Shares   One-year Return            5 Year Return    Inception to Date
-------------------------------------------------------------------------------
Common                11.59%                     5.33%              5.62%
-------------------------------------------------------------------------------
Investor              11.16%                     4.93%              4.89%
-------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 2000. PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDEXES ARE USED FOR COMPARATIVE PERFORMANCES ONLY. INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.

BALANCED FUND(US)

2000 was a great year for fixed income investors as the U.S. Treasury market significantly outperformed the equity markets. It was also a year in which the Fed aggressively tightened, raising the Federal Funds rate 100 basis points in the first five months, over concerns that an economy with full employment and a strong economic growth rate would produce inflationary pressures. However, by December, the Fed signaled a change in the balance of risks from the threat of inflation to that of economic weakness. Fed Chairman, Alan Greenspan, made several comments about a potential monetary easing in the near future based on weakened consumer confidence, lower sales and earnings, and "stresses in some segments of the financial markets." The strong rally in the Treasury market can be attributed to the Treasury's buyback program and the rapid deceleration of economic activity in the third and fourth quarters of 2000. Although it was a great year for Treasuries, it was a difficult year for corporate bonds as they under-performed Treasuries. The under-performance of the corporate bond market was due to the deterioration of credit quality, which resulted in an extraordinary number of corporate credit downgrades. The high percentage of downgrades compared to upgrades resulted from reduced corporate earnings due to higher costs, a more moderate pace of revenue, and a contraction of liquidity as credit conditions tightened.

During the year, the Advisor took a cautious strategic position towards spread product focusing primarily on higher quality corporates and asset-backed securities as compared to the benchmark. The Fund maintained a neutral duration position except between May and mid-August. In anticipation of higher interest rates, during that period the Fund's duration was set at 95% of the Lehman Aggregate Index.

In February, the advisor decided to re-position the Fund's asset allocation policy. Prior to February, the Fund's asset allocation was generally targeted at 70% equities/30% fixed income. This allocation placed the Fund in Lipper's Flexible Portfolio Funds Index. Beginning in February, and continuing through the remainder of the year, the asset allocation policy was fixed at 60% equities/40% fixed income which will place the Fund in Lipper's Balanced Fund Index in the future. At year-end the actual position was 59% equities/40% fixed income/1% cash.

Considering the expected U.S. economic slowdown, recent Fed ease and steepening of the yield curve, bonds are expected to provide competitive returns as compared to stocks. Presently, the Advisor is recommending a neutral duration as the Treasury market has priced in additional Fed eases. The current status of the portfolio is overweighted in asset-back securities and commercial mortgage-back securities due to their AAA quality, improving liquidity and stable cash flow characteristics. Higher quality corporates are being stressed versus lower quality corporates as compared to the Lehman Aggregate Index.

The equity portion of the Balanced Fund trailed the S&P(REGISTRATION MARK) 500 and the average large cap core equity fund by about 1%. At the beginning of the year, the Fund was prematurely tilted away from tech heavy stocks when the market rallied in February. However, the Fund's equity portion was slightly ahead of the market through the rest of the year. Going forward, we expect the Fed to be successful in engineering a soft landing. While it may be two quarters before we see that scenario fully developed, we think with the Fed easing, growth stocks should outperform value stocks and are anticipating a positive market this year.

                                                               DECEMBER 31, 2000


BALANCED FUND(US
(CONTINUED)



COMMON SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                           ABN AMRO            60% S&P(TRADE MARK) 500 INDEX/         LIPPER FLEXIBLE
                           BALANCED                  40% LEHMAN BROTHERS              PORTFOLIO FUNDS
                           FUND(US)                 AGGREGATE BOND INDEX                   INDEX
1/4/93                       10000                          10000                          10000
DEC-93                       10768                          10993                          11129
DEC-94                       10541                          10952                          10886
DEC-95                       12844                          14251                          13657
DEC-96                       14532                          16545                          15560
DEC-97                       17743                          20823                          18520
DEC-98                       19513                          25636                          21613
DEC-99                       21572                          29665                          24073
DEC-00                       20651                          29425                          24143

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTOR SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                           ABN AMRO            60% S&P(TRADE MARK) 500 INDEX/         LIPPER FLEXIBLE
                           BALANCED                  40% LEHMAN BROTHERS              PORTFOLIO FUNDS
                           FUND(US)                 AGGREGATE BOND INDEX                   INDEX
3/9/93                       10000                          10000                          10000
DEC-93                       10330                          10694                          10902
DEC-94                       10093                          10654                          10663
DEC-95                       12266                          13861                          13360
DEC-96                       13843                          16091                          15224
DEC-97                       16861                          20249                          18142
DEC-98                       18499                          24927                          21155
DEC-99                       20343                          28841                          23567
DEC-00                       19341                          28607                          23635

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------
                        Average Annual      Average Annual
Class of Shares        One-year Return       5 Year Return     Inception to Date
--------------------------------------------------------------------------------
Common                     -4.27%                9.96%               9.50%
--------------------------------------------------------------------------------
Investor                   -4.93%                9.54%               8.81%
--------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 2000. PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDEXES ARE USED FOR COMPARATIVE PERFORMANCES ONLY. INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.

VALUE FUND(US)

A year of above average equity market volatility has ended, and large cap value stocks outperformed large cap growth stocks for the first time since 1993, as measured by the S&P/Barra Growth (-22% this year) and Value (+6.0%) Indices. This performance was driven primarily by concerns related to softer corporate earnings prospects among growth issues, but other themes also affected the market's performance during the year. The year's first quarter began with a significant run-up in growth stocks, a trend that turned abruptly in March. At that time, and for the remainder of the year, the market began to digest the four "E's": the euro, earnings, energy, and the election. Each impacted the prospects of various sectors. Multinational corporations were faced with a weak currency in Europe that complicated currency translations. Earnings growth in technology, notably in the semi-conductor and personal computer industries, began to ease from its explosive pace of recent years. High fossil fuel prices created cost issues for many companies, and the election process added an air of uncertainty at a vulnerable time for the market. Consumer spending growth slowed during the year-end holiday season, leaving retailers with little to cheer. These themes left large cap value investors well ahead of growth investors, though absolute returns were unremarkable.

The Fund returned -0.68% for the Common Share Class and -1.17% for the Investor Share Class but careful diversification provided the Fund with healthy returns among several sectors. First quarter market volatility resulted in a very large performance swing of more than 10% for the Fund, indicative of the year's incredible volatility. This was not a strong period of performance for the Fund as rapid market price swings created a challenge for us to identify good value. Subsequent quarters in the year were impacted by volatility, too, but during the second half of the year, the market's sensitivity increased to traditional measures of value. Our enthusiasm grew at that time as we began to see more opportunity present itself in the market. Strong returns were realized in the electric utility, energy, financial and health care sectors, helping to overcome the Fund's disappointing holdings in the technology sector. We remain optimistic that our approach to methodical valuation and careful diversification will continue to capture opportunities in the large cap value segment of the market.

COMMON SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                           ABN AMRO                LIPPER MULTI-CAP VALUE                S&P/BARRA
                        VALUE FUND(US)               FUNDS AVERAGE INDEX                   VALUE
1/4/93                       10000                          10000                          10000
DEC-93                       10666                          11377                          11860
DEC-94                       10666                          11321                          11785
DEC-95                       14082                          14825                          16145
DEC-96                       16959                          17884                          19697
DEC-97                       22131                          22782                          25603
DEC-98                       23340                          24919                          29362
DEC-99                       25941                          26513                          33096
DEC-00                       25765                          29069                          35108

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTOR SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                           ABN AMRO                LIPPER MULTI-CAP VALUE                S&P/BARRA
                        VALUE FUND(US)               FUNDS AVERAGE INDEX                   VALUE
3/26/93                      10000                          10000                          10000
DEC-93                       10177                          10783                          10857
DEC-94                       10156                          10727                          10789
DEC-95                       13378                          14044                          10780
DEC-96                       16065                          16948                          18031
DEC-97                       20916                          21597                          23438
DEC-98                       21891                          23619                          26878
DEC-99                       24227                          25114                          30297
DEC-00                       23943                          27535                          32139

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------
                         Average Annual     Average Annual
Class of Shares         One-year Return      5 Year Return     Inception to Date
--------------------------------------------------------------------------------
Common                      -0.68%              12.84%              12.58%
--------------------------------------------------------------------------------
Investor                    -1.17%              12.35%              11.90%
--------------------------------------------------------------------------------


FOR THE PERIOD ENDED DECEMBER 31, 2000. PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDEXES ARE USED FOR COMPARATIVE PERFORMANCES ONLY. INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.

                                                               DECEMBER 31, 2000
GROWTH FUND(US)

The year 2000 began brightly as the euphoria of 1999 spilled over into the new year. Economic growth remained strong as consumers, enchanted by high employment levels and increased stockholder wealth, continued to spend aggressively. Sentiment began to change in March, however, as technology stocks' lofty valuation levels prompted nervousness in the marketplace, and increased energy prices took a bite out of consumers' discretionary income. Led by the continued sell-off in the technology sector, the market posted negative returns in the second, third, and fourth quarters leading to NASDAQ's worst ever annual performance. Investors' anxiety increased as skepticism arose regarding the Fed's ability to execute a soft landing for the U.S. economy, and consumer confidence plunged to a two-year low as expectations for corporate profits and Gross Domestic Product ("GDP") growth significantly deteriorated.

Bolstered by excellent stock selection, the Fund outperformed the S&P(REGISTRATION MARK) 500 in 2000. Performance benefited from an under-weighting in basic materials, which performed poorly for the year despite a fourth quarter rally, and an over-weighting in health care, where drug stocks exhibited their best relative out-performance in four decades. Despite excellent appreciation from Safeway (up 75% for the year), an underweighting in the consumer staples sector was a negative contributor as investors sought safe haven type stocks. Proving most detrimental to performance was the Fund's significant exposure to consumer cyclicals and technology. In light of the tough environment for these sectors, we are pleased that several of the Fund's holdings generated impressive returns. Concord EFS appreciated over 70%, while Harley-Davidson rose 24%, as both companies continued to attain excellent earnings growth.

Despite the Fed's recent interest rate easing, we envision a volatile first half of 2001 as the rate of GDP and profit growth continues to slow. Retail holiday sales were the weakest in recent years, with many companies indicating that earnings expectations may still need to be reduced. With the Fed's more favorable interest rate bias, the environment for equities should eventually improve. We have, therefore, added to the Fund's high quality holdings which, in our opinion, have been unduly punished in a nervous market and whose fundamental outlook remains favorable.


COMMON SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                           ABN AMRO                    S&P(TRADE MARK)            LIPPER LARGE-CAP GROWTH
                        GROWTH FUND(US)                COMPOSITE INDEX              FUNDS AVERAGE INDEX
1/4/93                       10000                          10000                          10000
DEC-93                       10502                          11006                          10884
DEC-94                       10287                          11150                          10692
DEC-95                       13537                          15335                          14267
DEC-96                       16473                          18854                          17136
DEC-97                       20424                          25142                          22038
DEC-98                       26598                          32332                          29951
DEC-99                       30008                          39133                          40670
DEC-00                       28672                          35572                          34061

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTOR SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                           ABN AMRO                    S&P(TRADE MARK)            LIPPER LARGE-CAP GROWTH
                        GROWTH FUND(US)                COMPOSITE INDEX              FUNDS AVERAGE INDEX
3/8/93                       10000                          10000                          10000
DEC-93                       10020                          10768                          11071
DEC-94                       9778                           10909                          10857
DEC-95                       12837                          15004                          14462
DEC-96                       15585                          18447                          17377
DEC-97                       19271                          24599                          22313
DEC-98                       24959                          31634                          30325
DEC-99                       28018                          38288                          41096
DEC-00                       26664                          34804                          34418

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

------------------------------------------------------------------------------
                       Average Annual     Average Annual
Class of Shares       One-Year Return     5 Year Return      Inception to Date
------------------------------------------------------------------------------
Common                -4.45%              16.19%                 14.09%
------------------------------------------------------------------------------
Investor              -4.83%              15.74%                 13.37%
------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 2000. PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDEXES ARE USED FOR COMPARATIVE PERFORMANCES ONLY. INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.

INTERNATIONAL EQUITY FUND(US)

The one word that best describes the year 2000 is volatility. We saw very volatile markets all around the globe and the end of the technology bubble. There was a crisis in Argentina, 3G auctions in Europe and the Euro fell dramatically against the dollar causing the international equity benchmark to decline by more than 15%. In corporate markets, there was heavy activity. Major acquisitions such as Glaxo Wellcome/Smithkline Beecham and Vodafone/Mannesmann were some mega-mergers during the year. Combine this corporate activity with oil prices that ranged between $24 and $37 per barrel (WTI) and we had all the ingredients for an extremely volatile climate.

In 2000, the Fund under-performed the benchmark by more than 7%. Most of the under-performance was realized at the beginning of the year. The clear negative was our overweight position in technology. The overweight position in software and services and in technology and hardware had quite a negative impact on the performance, as these industries suffered heavily. Still, we believe that in the longer run these industries will gain from the strong fundamental growth that lies ahead for them. Also the initial overweight position in telecommunications hit us hard, and the levels of auctions for the 3G (next generation wireless) licenses were unexpected. This had a very negative impact on the European telecommunication stocks and changed the fundamental outlook for this industry dramatically. Our overweight position in oil and our stock selection within health care were clear positives for this year.

Oil prices have come down considerably in the fourth quarter, leading to oil stocks trading down, since investors seem well aware that we are close to a top in the cycle. Although we think the Organization of Petroleum Exporting Countries ("OPEC") will continue to be able to stabilize oil in a price range around U.S. Dollar $25 per barrel, the risk of price spikes is still there. We believe that reducing the energy sector at this point in time would not be well timed. Longer term we are more positive, although within the sector we are looking more towards oil services and pure gas exposure.

We expect to keep our longer-term commitment to trends such as the growing impact of information communications and technology, ongoing consolidation, globalization, and the growing impact of emerging markets and demographic developments. We expect to keep focusing on companies that show a long-term, stable, above-average earnings growth combined with a clear and focused strategy, that is being well executed. Nevertheless, some of our longer-term industry commitments, notably in the technology, media and telecommunications group, appear to have some short-term challenges.

Regarding information technology ("IT"), it seems that the downward revisions of corporate IT budgets have not come to an end yet. This is likely to ensure that few companies or product categories will remain entirely unaffected. This uncertainty may lead to further multiple compression and downtrending of earnings estimates into the first quarter of 2001. However, as history shows, corporations often tend to put on the brakes very heavily in the face of slowing demand and then struggle to play catch up once business conditions improve, leading to a V-shaped recovery.

     Within telecommunications, these stocks have very compelling near-term profit momentum. Within the sector, we are likely to become slightly underweight and we expect to direct our focus on wireless and alternative carriers. Recent talks of delays in the implementation of new standards, like 3G, are, in our opinion, not surprising in view of the fact that other standards have all previously been delayed. Short-term, it could even be good news for incumbents since launch costs are deferred. We believe that long-term costs of licenses and network build-out do not bode well for earnings visibility. The cause of delays is mainly the lack of availability of handsets, due to design issues and software problems.

                                                               DECEMBER 31, 2000

EQUITY FUND(US)
(CONTINUED)

Financials also got their share of hardship in the fourth quarter, as share prices were hit by credit quality concerns and numerous profit warnings. We remain with our stance of underweighting banks and overweighting those financial institutions that focus on asset gathering, in line with long-term trends. The valuation of the sector remains very attractive and Fed easing may bring some relief.

The call on health care, and more particular on pharmaceuticals, is a choice between the attractiveness of the sector as a defensive, stable growth sector versus other areas, where growth prospects have been deteriorating, and decreasing shorter-term fundamentals of the pharmaceuticals themselves. Pricing pressure, patent expirations and a lack of new, exciting blockbuster products keep a lid on accelerating earnings growth. In the long term, demographic changes as well as revolutionary developments in the field of biotechnology underpin a framework for solid growth. Within biotechnology especially, we see increasingly interesting opportunities, as products are coming to the markets, more and more companies are reporting profits and valuations have come down considerably, as compared to the spring of 2000.

Further deterioration of fundamentals, and tough comparisons may in the very short-term not be helpful for a quick and sustained recovery of the equity markets. On the other hand, we don't expect that a hard landing will occur in the U.S., as the Fed has shown its awareness of the slowing economy by lowering interest rates in the first week of January. In Europe, expansionary fiscal policy should boost the economy in 2001 and 2002.

INVESTING IN FOREIGN SECURITIES MAY INVOLVE CERTAIN ADDITIONAL RISKS, INCLUDING EXCHANGE RATE FLUCTUATIONS, LESS LIQUIDITY, GREATER VOLATILITY AND LESS REGULATION.


COMMON SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                    ABN AMRO INTERNATIONAL                   MSCI                  LIPPER INTERNATIONAL
                        EQUITY FUND(US)                  EAFE INDEX                FUNDS AVERAGE INDEX
1/4/93                       10000                          10000                          10000
DEC-93                       12626                          13256                          13616
DEC-94                       13045                          14287                          13542
DEC-95                       14875                          15888                          14999
DEC-96                       16375                          16849                          16930
DEC-97                       17122                          17149                          17916
DEC-98                       21476                          20578                          20266
DEC-99                       30465                          26127                          27907
DEC-00                       23486                          22425                          23499

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTOR SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                    ABN AMRO INTERNATIONAL                   MSCI                  LIPPER INTERNATIONAL
                        EQUITY FUND(US)                  EAFE INDEX                FUNDS AVERAGE INDEX
4/12/93                      10000                          10000                          10000
DEC-93                       11543                          11837                          12563
DEC-94                       11898                          12758                          12473
DEC-95                       13539                          14188                          13808
DEC-96                       14872                          15046                          15572
DEC-97                       15508                          15313                          16505
DEC-98                       19366                          18375                          18664
DEC-99                       27344                          23330                          25796
DEC-00                       20982                          20024                          21772

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT



-------------------------------------------------------------------------------
                       Average Annual        Average Annual
Class of Shares       One-Year Return        5 Year Return    Inception to Date
-------------------------------------------------------------------------------
Common                    -22.87%                9.58%             11.29%
-------------------------------------------------------------------------------
Investor                  -23.27%                9.16%             10.07%
-------------------------------------------------------------------------------


FOR THE PERIOD ENDED DECEMBER 31, 2000. PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDEXES ARE USED FOR COMPARATIVE PERFORMANCES ONLY. INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.

SMALL CAP FUND(US)

The Fund had a good year in 2000, although the volatility throughout the year was extreme. The Fund returned 6.10% for the Common Share Class and 5.61% for the Investor Share Class during 2000 with energy, health care, REITs and financial services equities providing substantial returns for the full year. Technology stocks were the major negative for Fund performance, particularly during the fourth quarter.

Major beneficiaries throughout the year were energy stocks, a direct result of the increases in oil and natural gas prices. Health care seemed to do well as managers looked for more stable growth once technology started to decline. Financials and REITs performed well as the Fed ended their tightening cycle and yields and low price to earnings ("P/E's") were once again viewed favorably.

Many of the technology holdings that contributed to the positive performance of previous periods were the hardest hit issues during the fourth quarter. Network Appliance, Micrel and Applied Micro Circuits were all down substantially during the fourth quarter, but all three stocks still posted gains for the entire year. Other stocks contributing to the portfolio's underperformance during the fourth quarter included Dollar Tree Stores and United Therapeutics, as both companies issued warnings about future growth expectations. Despite the overall weakness of the major markets, many companies still posted sizable gains during the fourth quarter. Doral Financial was up over 50% during the fourth quarter and Jack Henry & Associates was up over 40%, both based on increased earnings projections.

It is our opinion that the recent signs of a slowing economy will prove to be correct. We expect near-term growth to fall short of the levels posted in recent years. Even in a slowing economy, we believe that there will still be companies that will continue to post gains in sales and earnings. In this environment, we expect to maintain our focus on those companies most likely to deliver these gains.

SMALL COMPANY STOCKS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN THE SECURITIES OF MORE ESTABLISHED COMPANIES BECAUSE THEY TEND TO BE MORE VOLATILE AND LESS LIQUID.

COMMON SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                      ABN AMRO SMALL CAP                   RUSSELL                LIPPER SMALL CAP GROWTH
                        GROWTH FUND(US)                  2000 INDEX                 FUNDS AVERAGE INDEX
1/4/93                       10000                          10000                          10000
DEC-93                       10279                          11888                          11694
DEC-94                       9635                           11671                          11624
DEC-95                       12730                          14992                          15910
DEC-96                       15202                          17465                          18646
DEC-97                       17619                          21370                          21019
DEC-98                       16470                          20826                          21539
DEC-99                       19085                          25253                          33040
DEC-00                       20250                          24490                          31405

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTOR SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                      ABN AMRO SMALL CAP                   RUSSELL                LIPPER SMALL CAP GROWTH
                        GROWTH FUND(US)                  2000 INDEX                 FUNDS AVERAGE INDEX
4/12/93                      10000                          10000                          10000
DEC-93                       10753                          11401                          11632
DEC-94                       10050                          11193                          11568
DEC-95                       13239                          14377                          15797
DEC-96                       15779                          16749                          18532
DEC-97                       18217                          20494                          20854
DEC-98                       16896                          19972                          21306
DEC-99                       19590                          24218                          32247
DEC-00                       20690                          23487                          30651

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

-------------------------------------------------------------------------------
                                          Average Annual       Average Annual
Class of Shares       One-Year Return      5 Year Return      Inception to Date
-------------------------------------------------------------------------------
Common                     6.10%               9.73%                9.23%
-------------------------------------------------------------------------------
Investor                   5.61%               9.34%                9.87%
-------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 2000. PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDEXES ARE USED FOR COMPARATIVE PERFORMANCES ONLY. INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.

                                                               DECEMBER 31, 2000

REAL ESTATE FUND(US)

Looking back at the Fund Manager's report from last year, we wish we had only known how true our comments would be. At that time, we expressed our opinion that investors should see a return to positive performance and stated that it would be a good time to invest in this sector. After finishing 2000 with a positive return of 26.8% for the sector and 28.8% for the Common Share Class versus negative returns of 9.1% for the S&P(REGISTRATION MARK) 500 and 39.2% for the NASDAQ composite, our beliefs were confirmed. Real estate stocks at the beginning of the year were trading at significant discounts to their Net Asset Values ("NAV") and yielded roughly 8%. During the year, the discounts diminished with most stocks trading within 5% plus or minus to their NAV while yielding a still attractive 7%. In 1998 and 1999, investors sought the high returns offered by the technology sector as valuations grew and prices seemed only to rise despite the fact that very few companies were yet to make a profit. Unfortunately, with 2000 came the realization that many technology companies may never make a profit and investor appetite deteriorated. Confronted with unexpected volatility, dropping stock prices and portfolio values, investors began to look for those sectors that offered diversification to their portfolio. Real estate was one such sector and benefited from increased investor attention.

In setting our investment strategy for 2000, we began with our thesis that real estate stocks would provide positive returns. Our approach was to cut the number of holdings in the portfolio and focus on those stocks and sectors we believed would provide the highest returns without sacrificing quality. In doing so, we cut nearly 10 companies from our holdings thus increasing our exposure to the remaining companies. Our focus was on office, industrial and apartment oriented companies. We started underweight in hotels and in the second half of the year moved to a neutral weighting. In retail, we remained cautious and in the fourth quarter began to trim our exposure to malls as consumer confidence fell. Throughout the year, we did not have exposure to the health care sector. Sector selection was instrumental in our positive performance and was enhanced by our stock selection within the sectors.

Looking ahead, despite a slowing economy, we believe that real estate will continue to provide positive returns in 2001 given the strong fundamentals and moderate levels of new supply.

REAL ESTATE FUNDS MAY BE SUBJECT TO A HIGHER DEGREE OF MARKET RISK THAN DIVERSIFIED FUNDS BECAUSE OF CONCENTRATION IN A SPECIFIC INDUSTRY SECTOR OR GEOGRAPHIC SECTOR. RISKS ALSO INCLUDE DECLINES IN THE VALUE OF REAL ESTATE, GENERAL AND ECONOMIC CONDITIONS, CHANGES IN THE VALUE OF UNDERLYING PROPERTY AND DEFAULTS BY BORROWERS.

COMMON SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                         ABN AMRO REAL                   LIPPER REAL                  MORGAN STANLEY
                        ESTATE FUND(US)                 ESTATE INDEX                 REIT EQUITY INDEX
12/31/97                     10000                          10000                          10000
JUNE-98                      9516                           9545                           9492
DEC-98                       8721                           8461                           8310
JUN-99                       9264                           8997                           8694
DEC-99                       8431                           8136                           7932
JUN-00                       9689                           9156                           8987
DEC-00                       10856                          10216                          10059

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTOR SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                         ABN AMRO REAL                   LIPPER REAL                  MORGAN STANLEY
                        ESTATE FUND(US)                 ESTATE INDEX                 REIT EQUITY INDEX
10/7/98                      10000                          10000                          10000
DEC-98                       10735                          10099                          9788
JUN-99                       11377                          10772                          10240
DEC-99                       10313                          9769                           9342
JUN-00                       11851                          10994                          10585
DEC-00                       13320                          12266                          11847

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

-------------------------------------------------------------------------------
                                         Average Annual        Average Annual
Class of Shares        One-Year Return    5 Year Return       Inception to Date
-------------------------------------------------------------------------------
Common                     28.77%              N/A                  2.77%
-------------------------------------------------------------------------------
Investor                   29.16%              N/A                 13.70%
-------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 2000. PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDEXES ARE USED FOR COMPARATIVE PERFORMANCES ONLY. INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.

                                                               DECEMBER 31, 2000

ASIAN TIGERS FUND(US)

The Fund under-performed in 2000. This is primarily attributable to poor stock selection in Taiwan and India as premium levels on instruments traded in offshore markets declined during the year. However, we believe that the long-term fundamentals in these stocks will bear out in improved performance. The Fund benefited from stock selection in Hong Kong where interest rate sensitive stocks such as banks and property companies were overweight at the expense of the telecommunication sector. Performance also benefited from country allocation decisions over-weighting China, Hong Kong and Singapore at the expense of Taiwan, the Philippines and Indonesia.

Prospects for Asia in the medium-term depend largely on the extent of the slowdown in the U.S. and the timing of any subsequent recovery. Strong demand from the U.S. has been instrumental in restoring growth to a number of countries, and we expect any adverse change in the external environment to have a detrimental impact in Asia. As such, we expect conditions to be difficult during the first half of 2001, before the onset of a rate-cut led recovery during the second half of the year.

The near-term investment strategy is expected to be to overweight Hong Kong/China and Singapore at the expense of Taiwan and the smaller markets in South-East Asia. We believe that Hong Kong in particular will benefit from the cut in U.S. interest rates in light of its currency board system. In addition, continued strong growth in China is expected to lend broad support to the economy. Taiwan and Korea are most heavily geared to developments in the U.S. economy and a sustainable shift into these markets can only be expected once clear evidence of a recovery emerges. In the short-term, however, attractive valuations may result in intermittent funds flowing into these markets. From a sector perspective, interest rate sensitive stocks such as property and banks will be overweight. Technology is expected to continue to as an important part of the portfolio, particularly in markets such as India, Taiwan and Korea.

INVESTING IN FOREIGN SECURITIES MAY INVOLVE CERTAIN ADDITIONAL RISKS, INCLUDING EXCHANGE RATE FLUCTUATIONS, LESS LIQUIDITY, GREATER VOLATILITY AND LESS REGULATION.

COMMON SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                           ABN AMRO                       MSCI AC                     LIPPER PACIFIC
                         ASIAN TIGERS                     ASIA FREE                   EX-JAPAN FUNDS
                           FUND(US)                    EX-JAPAN INDEX                  AVERAGE INDEX
1/3/94                       10000                          10000                          10000
DEC-94                       9498                           8306                           8314
DEC-95                       10600                          8639                           8901
DEC-96                       12142                          9506                           9905
DEC-97                       7774                           5675                           5992
DEC-98                       6890                           5233                           5397
DEC-99                       11180                          8617                           9491
DEC-00                       6921                           5582                           6434

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

INVESTOR SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                           ABN AMRO                       MSCI AC                     LIPPER PACIFIC
                         ASIAN TIGERS                     ASIA FREE                   EX-JAPAN FUNDS
                           FUND(US)                    EX-JAPAN INDEX                  AVERAGE INDEX
1/12/94                      10000                          10000                          10000
DEC-94                       9481                           8306                           8314
DEC-95                       10541                          8638                           8901
DEC-96                       12039                          9506                           9905
DEC-97                       7675                           5674                           5992
DEC-98                       6763                           5233                           5397
DEC-99                       10940                          8617                           9491
DEC-00                       6752                           5582                           6434

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

----------------------------------------------------------------------------
                       Average Annual    Average Annual
Class of Shares      One-Year Return     5 Year Return    Inception to Date
----------------------------------------------------------------------------
Common                   -38.10%            -8.17%             -5.13%
----------------------------------------------------------------------------
Investor                 -38.28%            -8.52%             -5.48%
----------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 2000. PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDEXES ARE USED FOR COMPARATIVE PERFORMANCES ONLY. INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.

                                                               DECEMBER 31, 2000

LATIN AMERICA EQUITY FUND(US)

For the year, Latin America was down 18% as a result of doubts on the global economy (especially the U.S.) and the effect on corporate earnings. The Fund had a negative relative performance in 2000. The reasons for that were mainly an over-weight in telecommunication services and the exposure to Mexico. The telecommunication services sector was affected by a negative sentiment towards the sector worldwide. The fundamentals for the companies in the sector and valuations were and are still very good and remain a sector that we like in 2001. Mexico was particularly affected by its proximity and dependence on the U.S. Overall, our exposure to consumer staples and financials helped out during the year.

We will continue to adhere to our bottom-up process and focus on company selection. We tend to be close to 100% invested and do not time the markets. This may lead to under-performance in the short term but has proved to be a winning strategy in the past.

Our outlook for the region remains positive. We believe that fundamental improvements are not all reflected in the valuation levels. The expected reduction in interest rates in the U.S. and other major economies should improve global liquidity and help emerging-markets. We have a positive outlook across the region for 2001, although we are concerned about the U.S. economy decelerating too fast.

INVESTING IN FOREIGN SECURITIES MAY INVOLVE CERTAIN ADDITIONAL RISKS, INCLUDING EXCHANGE RATE FLUCTUATIONS, LESS LIQUIDITY, GREATER VOLATILITY AND LESS REGULATION.




COMMON SHARE CLASS
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]

                           ABN AMRO                          MSCI                     LIPPER LATIN
                         LATIN AMERICA                  LATIN AMERICA                 AMERICA FUNDS
                           FUND(US)                         INDEX                        AVERAGE
7/1/96                       10000                          10000                          10000
DEC-96                       10240                          10397                          10406
DEC-97                       13875                          13686                          13166
DEC-98                       8835                           8881                           8025
DEC-99                       15232                          14111                          12880
DEC-00                       12022                          11773                          10850

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

-------------------------------------------------------------------------------
                                          Average Annual       Average Annual
Class of Shares        One-Year Return     5 Year Return      Inception to Date
-------------------------------------------------------------------------------
Common                     -21.07%              N/A                 4.17%
-------------------------------------------------------------------------------

FOR THE PERIOD ENDED DECEMBER 31, 2000. PAST PERFORMANCE OF THE FUND IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDEXES ARE USED FOR COMPARATIVE PERFORMANCES ONLY. INDEXES ARE NOT MANAGED, ARE NOT AVAILABLE FOR INVESTMENT AND, UNLIKE ALL MUTUAL FUNDS, THEY DO NOT ASSESS FEES.

REPORT OF INDEPENDENT AUDITORS

To the Trustees and Shareholders of ABN AMRO Funds:

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of the Treasury Money Market Fund(US), Government Money Market Fund(US), Money Market Fund(US), Tax-Exempt Money Market Fund(US), Fixed Income Fund(US), Tax-Exempt Fixed Income Fund(US), Europe Equity Growth Fund(US), Balanced Fund(US), Value Fund(US), Growth Fund(US), Small Cap Fund(US), International Equity Fund(US), Real Estate Fund(US), Asian Tigers
Fund(US), and Latin America Equity Fund(US) (the "Funds")(15 of the Funds constituting the ABN AMRO Funds (the "Trust")) as of December 31, 2000, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned respective portfolios of ABN AMRO Funds at December 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                     /S/  ERNST & YOUNG LLP

Boston, Massachusetts
February 15, 2001

                                                               DECEMBER 31, 2000

SCHEDULE OF INVESTMENTS


TREASURY MONEY MARKET FUND(US)

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
U.S. TREASURY OBLIGATIONS                                               56.4%
REPURCHASE AGREEMENTS AND NET OTHER ASSETS AND LIABILITIES              43.6%

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 56.4%
     U.S. Treasury Bills (A)
      5.910%, 02/01/01..................    $ 40,000         $  39,799
      5.720%, 03/29/01..................      20,000            19,729
     U.S. Treasury Notes
      4.500%, 01/31/01..................      10,000             9,986
      5.000%, 02/28/01..................      20,000            19,957
      6.250%, 04/30/01..................      15,000            14,998
      5.250%, 05/31/01..................      10,000             9,967
      5.500%, 07/31/01..................      10,000             9,945
      5.500%, 08/31/01..................       7,000             6,958
                                                             ---------

TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $131,339)......................                       131,339
                                                             ---------

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS - 43.6%
     J.P. Morgan
      5.930%, dated 12/29/00, matures
      01/02/01, repurchase price
      $26,214,073 (collateralized by
      U.S. Treasury Instruments, total
      market value: $26,720,938)........    $ 26,197         $  26,197
     Morgan Stanley
      5.930%, dated 12/29/00, matures
      01/02/01, repurchase price
      $25,141,594 (collateralized by
      U.S. Treasury Instruments, total
      market value: $25,728,526)........      25,125            25,125
     Warburg
      5.930%, dated 12/29/00, matures
      01/02/01, repurchase price
      $50,320,290 (collateralized by
      U.S. Treasury Instruments, total
      market value: $51,295,906)........      50,287            50,287
                                                             ---------

TOTAL REPURCHASE AGREEMENTS
   (Cost $101,609)......................                       101,609
                                                             ---------

TOTAL INVESTMENTS - 100.0%
   (Cost $232,948) .....................                       232,948
                                                             ---------

NET OTHER ASSETS AND LIABILITIES - 0.0%                            (89)
                                                             ---------

TOTAL NET ASSETS - 100.0%  .............                     $ 232,859
                                                             =========
----------------------------------------------------------------------
(A) Rate noted represents the annualized discount yield at the time of purchase.


    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS

GOVERNMENT MONEY MARKET FUND(US)

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
U.S. GOVERNMENT AGENCY OBLIGATIONS                                      53.4%
REPURCHASE AGREEMENTS AND NET OTHER ASSETS AND LIABILITIES              46.6%




U.S. GOVERNMENT AGENCY OBLIGATIONS - 53.4%
     Fannie Mae Discount Notes (A)
      6.430%, 01/11/01..................    $ 15,000         $  14,973
      6.440%, 01/25/01..................      16,800            16,728
      6.400%, 02/01/01..................       9,007             8,958
      6.275%, 02/08/01..................       8,351             8,271
      6.438%, 02/08/01..................      15,000            14,898
      6.410%, 03/15/01..................      10,000             9,870
      6.330%, 03/22/01..................       9,995             9,854
     Fannie Mae MTN
      6.520%, 03/16/01..................      10,000             9,999
     Federal Home Loan Bank
      6.375%, 02/02/01..................       7,450             7,450
      6.390%, 02/07/01..................      15,000            14,999
      7.000%, 06/14/01..................      10,000            10,004
     Federal Home Loan Bank Discount
      Notes (A)
      6.400%, 01/30/01..................      10,000             9,948
      6.430%, 01/31/01..................      20,000            19,892
      6.420%, 02/02/01..................      10,000             9,943
      6.340%, 02/07/01..................       8,291             8,237
      6.170%, 03/02/01..................      20,000            19,795
      6.330%, 03/30/01..................      10,000             9,845
      5.840%, 06/01/01..................      10,000             9,756
     Freddie Mac Discount Notes (A)
      5.000%, 02/15/01..................      15,000            14,969
      6.410%, 03/01/01..................      20,000            19,789
      6.150%, 03/22/01..................      25,000            24,659
      6.080%, 03/29/01..................      25,000            24,633
      6.070%, 05/30/01..................      10,000             9,749
      6.445%, 06/21/01..................      15,000            14,541
      6.430%, 07/19/01..................      10,000             9,644
      6.220%, 09/13/01..................      10,000             9,559

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
     Freddie Mac Reference Bill  (A)
      6.320%, 08/16/01..................    $ 10,000         $   9,601
     Student Loan Marketing
      Association (B)
      6.339%, 03/15/01..................       5,000             5,000
                                                             ---------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $355,564)......................                       355,564
                                                             ---------

REPURCHASE AGREEMENTS - 46.7%
     J.P. Morgan
      6.360%, dated 12/29/00, matures
      01/02/01, repurchase price
      $141,083,207 (collateralized by
      U.S. Government Agency
      Instruments, total market
      value: $143,803,251)..............     140,984           140,984
     Morgan Stanley
      6.360%, dated 12/29/00, matures
      01/02/01, repurchase price
      $16,163,186 (collateralized by
      U.S. Government Agency
      Instruments, total market
      value: $16,475,001)...............      16,152            16,152
     Salomon
      6.360%, dated 12/29/00, matures
      01/02/01, repurchase price
      $15,077,144 (collateralized by
      U.S. Government Agency
      Instruments, total market
      value: $15,384,332)...............      15,066            15,066
     Warburg
      6.360%, dated 12/29/00, matures
      01/02/01, repurchase price
      $138,740,392 (collateralized by
      U.S. Government Agency
      Instruments, total market
      value: $141,419,048)..............     138,642           138,642
                                                             ---------

TOTAL REPURCHASE AGREEMENTS
   (Cost $310,844)......................                       310,844
                                                             ---------

TOTAL INVESTMENTS - 100.1%
   (Cost $666,408) .....................                       666,408
                                                             ---------

NET OTHER ASSETS AND LIABILITIES - (0.1)%                         (559)
                                                             ---------

TOTAL NET ASSETS - 100.0%  .............                     $ 665,849
                                                             =========
----------------------------------------------------------------------
(A)   Rate noted represents annualized discount yield at the time of purchase.
(B) Variable rate instrument. The rate shown reflects the rate in effect on December 31, 2000.
MTN   Medium Term Note

    The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 2000

SCHEDULE OF INVESTMENTS

MONEY MARKET FUND(US)

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
COMMERICIAL PAPER                                                        52.0%
CERTIFICATES OF DEPOSITS                                                 24.9%
REPURCHASE AGREEMENT AND NET OTHER ASSETS AND LIABILITIES                17.3%
TIME DEPOSITS                                                             4.0%
BANK NOTES                                                                1.8%


COMMERCIAL PAPER (A) - 52.0%
     ANZ (Delaware)
      6.620%, 01/08/01..................    $  7,600        $    7,591
     Associates First Capital
      6.440%, 02/28/01..................      10,000             9,896
     Bear Stearns
      6.530%, 01/29/01..................       5,000             4,975
     Blue Ridge Asset Funding
      6.750%, 01/03/01 (B)..............      10,135            10,131
     CIT Group
      6.000%, 01/25/01..................      10,000             9,956
     Falcon Asset Securitization
      6.630%, 01/04/01..................      10,000             9,994
     General Electric Capital
      6.520%, 02/01/01..................       5,000             4,972
     General Motors Acceptance
      6.540%, 01/17/01..................       5,000             4,985
      6.490%, 02/05/01..................       5,000             4,968
     Goldman Sachs Group
      6.560%, 01/18/01..................       5,000             4,984
      6.460%, 02/15/01..................       5,000             4,960
     Household Finance
      6.570%, 01/08/01..................      10,000             9,987
     International Lease Finance
      6.500%, 01/25/01..................       5,000             4,978
      6.490%, 02/08/01..................       5,000             4,965
     National Rural Utilities
      Cooperative Finance
      6.430%, 03/26/01..................       8,000             7,880
     Receivables Capital
      6.630%, 01/16/01 (B)..............       5,000             4,987
     TransAmerica Finance
      6.580%, 01/11/01..................       8,500             8,485
     Unifunding
      6.550%, 01/12/01..................       5,000             4,990

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
COMMERCIALPAPER(continued)
     Variable Funding Capital
      6.570%, 02/14/01 (B)..............    $ 10,000         $   9,920
     Wells Fargo
      6.450%, 02/15/01..................      10,000             9,919
                                                             ---------

TOTAL COMMERCIAL PAPER
   (Cost $143,523)......................                       143,523
                                                             ---------

CERTIFICATES OF DEPOSIT - 24.9%
     Bank of Montreal (NY)
      6.630%, 01/12/01..................       9,000             9,000
     Bayerische Landesbank (NY)
      6.640%, 01/08/01..................       7,000             7,000
      6.610%, 03/07/01..................       1,786             1,785
     Canadian Imperial Bank (NY)
      6.520%, 01/29/01..................       4,464             4,464
      6.720%, 02/12/01..................       1,786             1,786
      6.600%, 11/01/01..................       3,000             3,000
     Chase Manhattan USA
      6.720%, 01/31/01..................       5,000             5,000
     Deutsche Bank (NY)
      6.980%, 07/16/01..................       5,000             5,000
      6.670%, 09/26/01..................       2,000             2,000
     National Westminster Bank (NY)
      6.855%, 08/31/01..................       3,000             2,999
     Rabobank Nederland (NY)
      6.710%, 03/16/01..................       2,143             2,143
      6.980%, 07/18/01..................       5,000             5,000
     Societe Generale (NY)
      6.560%, 01/18/01..................       4,464             4,464
     Toronto Dominion (NY)
      6.300%, 07/12/01..................       5,000             5,000
     Unibank  (NY)
      6.710%, 02/22/01..................       5,000             5,000
     UBS (NY)
      7.080%, 06/22/01..................       5,000             4,999
                                                             ---------

TOTAL CERTIFICATES OF DEPOSIT
   (Cost $68,640).......................                        68,640
                                                             ---------

TIME DEPOSIT - 4.0%
     SunTrust Bank
      6.500%, 01/02/01..................      11,000            11,000
                                                             ---------

TOTAL TIME DEPOSIT
   (Cost $11,000).......................                        11,000
                                                             ---------

BANK NOTE - 1.8%
     Bank of America
      6.700%, 04/09/01..................       5,000             5,000
                                                             ---------

TOTAL BANK NOTE
   (Cost $5,000)........................                         5,000
                                                             ---------


    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS - 16.6%
     J.P. Morgan
      6.370%, dated 12/29/00, matures
      01/02/01, repurchase price
      $25,040,987 (collateralized by
      U.S. Government Agency
      Instruments, total market
      value: $25,523,742)...............    $ 25,023         $  25,023
     Morgan Stanley
      6.370%, dated 12/29/00, matures
      01/02/01, repurchase price
      $3,770,915 (collateralized by
      U.S. Government Agency
      Instruments, total market
      value: $3,843,845)................       3,768             3,768
     Warburg
      6.370%, dated 12/29/00, matures
      01/02/01, repurchase price
      $17,027,845 (collateralized by
      U.S. Government Agency
      Instruments, total market
      value: $17,357,129)...............      17,016            17,016
                                                             ---------

TOTAL REPURCHASE AGREEMENTS
   (Cost $45,807).......................                        45,807
                                                             ---------

TOTAL INVESTMENTS - 99.3%
   (Cost $273,970) .....................                       273,970
                                                             ---------

NET OTHER ASSETS AND LIABILITIES - 0.7%                          1,952
                                                             ---------

TOTAL NET ASSETS - 100.0%  .............                     $ 275,922
                                                             =========
----------------------------------------------------------------------
(A)     Rate noted represents annualized discount yield at the time of purchase.
(B) Securities exempt from registration under Rule 4(2) under the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration to qualified institutional buyers. At December 31, 2000, these securities amounted to $25,038,065 or 9.1% of net assets.
(NY)    New York


    The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 2000

SCHEDULE OF INVESTMENTS

TAX-EXEMPT MONEY MARKET FUND(US)

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
MUNICIPAL BONDS                                                        85.7%
REPURCHASE AGREEMENTS AND NET OTHER ASSETS AND LIABILITIES              8.1%
INVESTMENT COMPANIES                                                    6.2%

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS - 85.7%

   ALASKA - 3.3%
     Valdez Marine Terminal RB
      Exxon Pipeline Co. Project
      4.950%, 01/01/01 (A)..............    $ 15,700            15,700
                                                             ---------

   ARIZONA - 5.1%
     Salt River Project TECP
      4.350%, 02/01/01..................      20,100            20,100
     Tempe Excise Tax RB
      4.950%, 01/01/01 (A)..............       4,500             4,500
                                                             ---------
                                                                24,600
                                                             ---------

   COLORADO - 5.9%
     Colorado Educational &
      Cultural Facilities RB
      Naropa University Project
      4.850%, 01/07/01 (A)..............       3,200             3,200
     Colorado Educational & Cultural
      Facilities RB
      National Cable Television Center
      4.850%, 01/07/01 (A)..............       5,240             5,240
     Colorado TRAN
      4.750%, 06/27/01..................      20,000            20,042
                                                             ---------
                                                                28,482
                                                             ---------

   CONNECTICUT - 3.3%
     Connecticut State Health &
      Educational Facilities Authority
      RB Yale University, Series T-2
      4.500%, 01/07/01 (A)..............      16,100            16,100
                                                             ---------

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
   FLORIDA - 4.0%
     Jacksonville Electric Authority TECP
      4.300%, 02/09/01..................     $19,300         $  19,300
                                                             ---------

   ILLINOIS - 0.0%
     Illinois Development Finance
      Authority RB,
      Saint Xavier University
      4.850%, 01/07/01 (A)..............         180               180
                                                             ---------

   INDIANA - 2.9%
     City of Mt. Vernon TECP
      4.300%, 01/04/01..................      10,000            10,000
     Hammond Pollution Control RB
      Amoco Oil Project
      5.000%, 01/01/01 (A)..............       4,000             4,000
                                                             ---------
                                                                14,000
                                                             ---------

   IOWA - 0.7%
     Ottumwa RB
      Ottumwa Regional Health Center
      4.850%, 01/07/01 (A)..............       3,450             3,450
                                                             ---------

   LOUISIANA - 2.6%
     St. Charles Parish Pollution Control RB
      Shell Oil Project, Series B
      4.900%, 01/01/01 (A)..............      12,600            12,600
                                                             ---------

   MARYLAND - 0.9%
     Maryland State Health & Higher
      Education Facilities Authority RB,
      Pooled Loan Program, Series B
      4.700%, 01/07/01..................       4,100             4,100
                                                             ---------

   MINNESOTA - 7.2%
     Hennepin County, GO, Series C
      4.700%, 01/04/01 (A)..............       2,800             2,800
      4.700%, 01/07/01 (A)..............       3,600             3,600
     Minneapolis, GO, Series A
      4.700%, 01/07/01 (A)..............       6,150             6,150
     Minneapolis, GO, Series B
      4.700%, 01/07/01 (A)..............       3,830             3,830
      4.700%, 01/07/01 (A)..............       6,680             6,680
     Minnesota School Districts TRAN,
      Series A
      4.250%, 02/28/01..................       5,000             5,000
     Owatonna Hospital RB
      Health Central System
      5.000%, 01/07/01 (A)..............       6,700             6,700
                                                             ---------
                                                                34,760
                                                             ---------

   MISSISSIPPI - 4.2%
     Jackson County Port Facility RB,
      Chevron USA Income Project
      5.000%, 01/01/01 (A)..............      20,000            20,000
                                                             ---------


    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
   MISSOURI - 3.5%
     Missouri State Health & Educational
      Facilities Authority RB,
      The Washington University Project,
      Series  A
      5.000%, 01/01/01 (A)..............    $ 10,400         $  10,400
     Missouri State Health & Educational
      Facilities Authority RB,
      The Washington University Project,
      Series  B
      5.000%, 01/01/01 (A)..............       6,500             6,500
                                                             ---------
                                                                16,900
                                                             ---------

   NEBRASKA - 2.1%
     Omaha Public Power District TECP
      4.250%, 04/11/01..................      10,000            10,000
                                                             ---------

   NEVADA - 4.2%
     Las Vegas Valley Water District TECP
      4.100%, 01/02/01..................      10,000            10,000
      4.200%, 04/02/01..................      10,000            10,000
                                                             ---------
                                                                20,000
                                                             ---------

   NEW MEXICO - 2.1%
     Hurley Pollution Control RB
      Kennecott Santa Fe Project
      5.000%, 01/01/01 (A)..............      10,300            10,300
                                                             ---------

   NEW YORK - 12.6%
     New York State Dormitory
      Authority RB, Memorial Sloan-Kettering,
      Series A
      4.950%, 01/01/01 (A)..............       4,550             4,550
      Series B
      4.950%, 01/01/01 (A)..............       1,000             1,000
      Series C
      4.600%, 01/07/01 (A)..............      15,000            15,000
     New York State Energy Research &
      Development Authority Pollution
      Control RB, Niagara Mohawk Power
      Corp., Series B
      4.950%, 01/01/01 (A)..............       3,250            3,250
     New York State Local Government
      Assistance RB, Series D
      4.600%, 01/07/01 (A)..............      19,650            19,650
     New York, GO, Series 1992-B, FGIC
      4.800%, 01/01/01 (A)..............       9,800             9,800
      5.500%, 01/01/01 (A)..............       7,675             7,675
                                                             ---------
                                                                60,925
                                                             ---------

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
   NORTH CAROLINA - 2.5%
     Raleigh-Durham Airport Authority,
      American Airlines, Series A
      5.000%, 01/01/01 (A)..............    $  1,850         $   1,850
     Raleigh-Durham Airport Authority,
      American Airlines, Series B
      5.000%, 01/01/01 (A)..............       5,100             5,100
      5.000%, 01/01/01 (A)..............       4,900             4,900
                                                             ---------
                                                                11,850
                                                             ---------

   OHIO - 3.3%
     Ohio State Air Quality
      Development Authority RB,
      Cincinnati Gas & Electric Project,
      Series B
      4.900%, 01/01/01 (A)..............      15,900            15,900
                                                             ---------

   SOUTH DAKOTA - 1.9%
     Lower Brule Sioux Tribe, GO
      4.850%, 01/07/01 (A)..............       9,360             9,360
                                                             ---------

   TEXAS - 1.1%
     Austin TECP
      4.300%, 02/09/01..................       1,800             1,800
     Harris County, Health Facilities RB,
      Texas Medical Center Project, MBIA
      5.250%, 01/01/01 (A)..............       2,300             2,300
     Texas Higher Education Authority RB,
      Series B, FGIC
      5.000%, 01/07/01 (A)..............       1,315             1,315
                                                             ---------
                                                                 5,415
                                                             ---------

   VIRGINIA - 3.3%
     Penninsula Ports Authority TECP
      4.250%, 04/10/01..................      15,835            15,835
                                                             ---------

   WASHINGTON - 2.7%
     Washington Health Care Facility
      Authority, Fred Hutchinson Cancer
      Research Center
      5.250%, 01/01/01 (A)..............       8,400             8,400
     Washington Health Care Facility
      Authority, Fred Hutchinson Cancer
      Research Center, Series 1991-A
      LOC: Morgan Guaranty
      5.250%, 01/01/01 (A)..............       4,750             4,750
                                                             ---------
                                                                13,150
                                                             ---------


    The accompanying notes are an integral part of the financial statements.
28

                                                               DECEMBER 31, 2000
SCHEDULE OF INVESTMENTS

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
   WISCONSIN - 2.2%
     State of Wisconsin
      Transportation TECP
      4.200%, 04/03/01..................    $ 10,372         $  10,372
                                                             ---------

   WYOMING - 4.1%
     Gillette, Pollution Control RB
      5.050%, 01/07/01 (A)..............       9,600             9,600
     Lincoln County Pollution
      Control RB, Exxon Project
      4.950%, 01/01/01 (A)..............         500               500
     Sweetwater County Pollution
      Control RB TECP
      4.200%, 04/03/01..................       6,500             6,500
     Sweetwater County Pollution
      Control RB
      PacifiCorp Project, Series B
      5.200%, 01/01/01 (A)..............       3,150             3,150
                                                             ---------
                                                                19,750
                                                             ---------
TOTAL MUNICIPAL BONDS
   (Cost $413,029)......................                       413,029
                                                           -----------


                                             SHARES
                                            --------

INVESTMENT COMPANIES - 6.2%
     Dreyfus Tax-Exempt
      Cash Management...............      10,000,000            10,000
     Provident Mutual
      Money Market..................      20,000,000            20,000
                                                             ---------

TOTAL INVESTMENT COMPANIES
   (Cost $30,000)...................                            30,000
                                                             ---------

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
REPURCHASE AGREEMENT - 7.9%
     J.P. Morgan
      6.350%, dated 12/29/00, matures
      01/02/01, repurchase price
      $37,970,824 (collateralized by
      U.S. Government Agency
      Instruments, total market
      value: $38,702,934).............      $ 37,944         $  37,944
                                                             ---------

TOTAL REPURCHASE AGREEMENT
   (Cost $37,944).....................                          37,944
                                                             ---------

TOTAL INVESTMENTS - 99.8%
   (Cost $480,973) ...................                         480,973
                                                             ---------

NET OTHER ASSETS AND LIABILITIES - 0.2%                            937
                                                             ---------

TOTAL NET ASSETS - 100.0%...............                     $ 481,910
                                                             =========
----------------------------------------------------------------------
(A) Variable rate instrument. The rate shown reflects the rate in effect on December 31, 2000. The maturity date shown is the next scheduled reset date.

GO      General Obligation
RB      Revenue Bond
TECP    Tax-Exempt Commercial Paper
TRAN    Tax & Revenue Anticipation Note

Financial Guaranty Insurance Corporations (FGIC) and Municipal Bond Insurance Association (MBIA) have provided underlying credit support for certain securities as defined within the Schedule of Investments. At December 31, 2000, these securities amounted to $18,790,000 or 3.9% of net assets and $2,300,000 or 0.5% of net assets, respectively.

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS

FIXED INCOME FUND(US)

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
U.S. GOVERNEMENT MORTGAGE-BACKED SECURITIES                             35.8%
CORPORATE NOTES AND BONDS                                               24.6%
U.S. TREASURY OBLIGATIONS                                               17.9%
U.S. GOVERNMENT AGENCY OBLIGATIONS                                       9.6%
ASSET-BACKED SECURITIES                                                  5.1%
COMMERCIAL MORTGAGE-BACKED SECURITIES                                    3.3%
FOREIGN CORPORATE NOTES AND BONDS                                        3.0%
REPURCHASE AGREEMENT AND NET OTHER ASSETS AND LIABILITES                 0.7%

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
U.S. GOVERNMENT
   MORTGAGE-BACKED SECURITIES - 35.8%
     Fannie Mae
      7.500%, 05/01/27, Pool #421454....    $  1,566         $   1,589
      6.500%, 05/01/28, Pool #436779....       4,745             4,677
      7.000%, 02/01/29, Pool #323542....       2,244             2,247
      7.000%, 03/01/29, Pool #323657....       3,483             3,487
      6.500%, 08/01/29, Pool #252645....       2,953             2,912
      6.500%, 06/01/29, Pool #504545....       7,224             7,121
      8.000%, 02/01/30, Pool #535148....       4,931             5,044
      7.000%, 05/01/30, Pool #535308....       3,674             3,678
      8.000%, 07/01/30, Pool #547026....       7,030             7,191
      7.500%, 09/01/30, Pool #549826....       1,374             1,393
     Freddie Mac Gold
      7.000%, 01/01/15, Pool #E79764....       5,508             5,565
      7.500%, 09/01/30, Pool #C41497....       5,425             5,504
     Freddie Mac, REMIC
      6.500%, 05/15/24, CMO
      Series 2149, Class TF.............       4,090             4,112
     Ginnie Mae
      7.000%, 12/15/23, Pool #366646....       2,169             2,178
      7.000%, 05/15/29, Pool #487221....       2,819             2,831
      7.000%, 01/20/30, Pool #002866....       6,768             6,763
                                                             ---------

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES
   (Cost $64,963).......................                         66,292
                                                             ---------

CORPORATE NOTES AND BONDS - 24.6%

   BASIC MATERIALS - 0.7%
     Dow Chemical, Debentures
      7.375%, 11/01/29..................       1,325             1,347
                                                             ---------

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
   COMMUNICATION SERVICES - 4.3%
     Jones Intercable, Senior Notes
      9.625%, 03/15/02..................    $  2,450         $   2,522
     360 Communications, Senior Notes
      7.125%, 03/01/03..................       2,055             2,067
     Viacom, Senior Debentures
      7.875%, 07/30/30..................       1,500             1,538
     WorldCom, Senior Notes
      6.250%, 08/15/03..................       1,900             1,856
                                                             ---------
                                                                 7,983
                                                             ---------

   CONSUMER CYCLICALS - 4.9%
     Federated Department Stores, Senior Notes
      8.125%, 10/15/02..................       2,150             2,179
     Ford Motor
      7.450%, 07/16/31..................       3,100             2,916
     Wal-Mart Stores, Senior Notes
      6.875%, 08/10/09..................       3,790             3,960
                                                             ---------
                                                                 9,055
                                                             ---------

   ENERGY - 1.1%
     Conoco, Senior Notes
      5.900%, 04/15/04..................       2,000             1,980
                                                             ---------

   FINANCE - 9.5%
     CIT Group Holdings
      7.500%, 11/14/03..................       2,350             2,381
     Citigroup, Subordinated Notes
      7.250%, 10/01/10..................       3,800             3,915
     Household Finance
      8.000%, 05/09/05..................       3,700             3,883
     National Rural Utilities
      Cooperative Finance
      5.300%, 09/25/03..................       3,795             3,719
     Wells Fargo
      6.625%, 07/15/04..................       3,700             3,751
                                                             ---------
                                                                17,649
                                                             ---------

   TECHNOLOGY - 1.7%
     International Business Machines, MTN
      5.625%, 04/12/04..................       3,245             3,200
                                                             ---------

   UTILITIES - 2.4%
     Long Island Lighting, Debentures
      8.200%, 03/15/23..................       2,570             2,632
     Niagara Mohawk Power,
      Senior Notes, Series G
      7.750%, 10/01/08..................       1,650             1,722
                                                             ---------
                                                                 4,354
                                                             ---------

TOTAL CORPORATE NOTES AND BONDS
   (Cost $45,204).......................                        45,568
                                                             ---------


    The accompanying notes are an integral part of the financial statements.
30

                                                               DECEMBER 31, 2000

SCHEDULE OF INVESTMENTS

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS - 17.9%
     U.S. Treasury Bonds
      7.250%, 05/15/16..................    $ 11,250         $  13,244
      6.250%, 05/15/30..................       6,900             7,703
     U.S. Treasury Notes
      6.750%, 05/15/05..................       5,700             6,067
      5.750%, 08/15/10..................       5,750             6,026
                                                             ---------

TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $31,042).......................                        33,040
                                                             ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.6%
     Fannie Mae
      5.510%, 04/19/02 MTN..............       2,280             2,269
      5.625%, 05/14/04..................       2,200             2,197
      7.000%, 07/15/05..................       4,700             4,933
      7.125%, 03/15/07..................       1,500             1,600
      6.180%, 02/19/09 MTN..............       1,635             1,606
     Freddie Mac
      5.000%, 01/15/04..................       3,000             2,948
      6.750%, 09/15/29..................       2,150             2,290
                                                             ---------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $17,434).......................                        17,843
                                                             ---------

ASSET-BACKED SECURITIES - 5.1%
     Advanta Equipment Receivables
      Series 1998-1, Class B
      6.100%, 12/15/06..................         343               341
     Amresco Securitized Net Interest Trust
      Series 1997-1, Class A
      7.545%, 09/26/27 (A)..............       1,578             1,459
     First Sierra Receivables
      Series 1997-1, Class A4
      6.350%, 03/10/05..................       2,000             2,004
     Ford Credit Auto Owner Trust
      Series 2000-F, Class A3
      6.580%, 11/15/04..................       1,875             1,910
     IMC Home Equity Loan Trust
      Series 1997-3, Class A5
      7.140%, 09/20/23..................       1,920             1,933
     WFS Financial Owner Trust
      Series 2000-B, Class A3
      7.750%, 11/20/04..................       1,750             1,781
                                                             ---------

TOTAL ASSET-BACKED SECURITIES
   (Cost $9,449)........................                         9,428
                                                             ---------

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 3.3%
     Asset Securitization
      Series 1995-MD4, Class A1
      7.100%, 08/13/29..................    $  2,048         $   2,094
     GMAC Commercial Mortgage Securities
      Series 2000-C3, Class A2
      6.957%, 11/15/10..................       1,825             1,882
     Salomon Brothers Mortgage Securities
      Series 2000-C2, Class A2
      7.455%, 04/18/10..................       2,000             2,122
                                                             ---------

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
   (Cost $5,997)........................                         6,098
                                                             ---------

FOREIGN CORPORATE NOTES AND BONDS - 3.0%

   ENERGY - 1.2%
     Norsk Hydro, Yankee Notes
      6.700%, 01/15/18..................       2,425             2,261
                                                             ---------

   UTILITIES - 1.8%
     Korea Electric Power,
      Yankee Debentures
      6.000%, 12/01/26..................       3,440             3,409
                                                             ---------

TOTAL FOREIGN CORPORATE NOTES AND BONDS
   (Cost $5,452)........................                         5,670
                                                             ---------

REPURCHASE AGREEMENT - 0.1%
     J.P. Morgan
      6.400%, dated 12/29/00, matures
      01/02/01, repurchase price $140,011
      (collateralized by U.S. Government
      Agency Instruments, total market
      value: $142,811)..................         140               140
                                                             ---------

TOTAL REPURCHASE AGREEMENT
   (Cost $140)..........................                           140
                                                             ---------

TOTAL INVESTMENTS - 99.4%
   (Cost $179,681) .....................                       184,079
                                                             ---------

NET OTHER ASSETS AND LIABILITIES - 0.6%                          1,078
                                                             ---------

TOTAL NET ASSETS - 100.0%  .............                     $ 185,157
                                                             =========
----------------------------------------------------------------------
(A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2000, this security amounted to $1,458,924 or 0.8% of net assets.

CMO     Collateralized Mortgage Obligation
MTN     Medium Term Note
REMIC   Real Estate Mortgage Investment Conduit


    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS

TAX-EXEMPT FIXED INCOME FUND(US)

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
MUNICIPAL BONDS                                                          97.4%
INVESTMENT COMPANIES AND NET OTHER ASSETS AND LIABILITIES                 2.6%

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
MUNICIPAL BONDS - 97.4%

   ALABAMA - 4.0%
     Birmingham Industrial Water Board,
      Industrial Water Supply RB, ETM
      6.000%, 07/01/07..................    $  1,000         $   1,097
                                                             ---------

   IDAHO - 4.4%
     Idaho Health Facilities
      Authority RB, ETM
      6.650%, 02/15/21..................       1,000             1,194
                                                             ---------

   ILLINOIS - 14.2%
     Dupage County, Jail Project, GO
      5.600%, 01/01/21..................         375               401
     Illinois Development Finance
      Authority RB
      Lincoln Way Community, FGIC
      5.700%, 01/01/18..................       1,000             1,087
     Lake County Township High School
      District No. 113, Highland Park, GO
      8.800%, 12/01/09..................       1,000             1,310
     Regional Transportation
      Authority RB, FGIC
      5.500%, 06/01/10..................       1,000             1,077
                                                             ---------
                                                                 3,875
                                                             ---------

   KANSAS - 4.2%
     Butler & Sedgwick Counties
      Unified School District No. 385,
      Andover, GO, FSA
      6.000%, 09/01/14..................       1,020             1,144
                                                             ---------

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
   MICHIGAN - 5.4%
     Michigan State House of Representatives,
      Capital Outlook,
      Certificate of Participation, AMBAC
      5.000%, 08/15/20..................    $  1,500         $   1,474
                                                             ---------

   MISSISSIPPI - 4.0%
     Mississippi State Hospital Equipment &
      Facilities Authority RB
      Baptist Medical Center Project, MBIA
      6.500%, 05/01/10..................       1,000             1,101
                                                             ---------

   MISSOURI - 8.7%
     Missouri State Health & Educational
      Facilities Authority RB, BJC Health
      Systems Project, Series A, ETM
      6.750%, 05/15/10..................       2,000             2,354
                                                             ---------

   NEVADA - 2.0%
     Clark County Refunding & Transit
      Improvement RB, Series A, MBIA,
      Pre-refunded 06/01/04
      6.200%, 06/01/19..................         500               536
                                                             ---------

   NEW YORK - 3.9%
     New York State Highway & Bridge
      Improvement Fund RB, Series A, MBIA
      5.600%, 04/01/10..................       1,000             1,062
                                                             ---------

   OHIO - 7.7%
     Montgomery County Hospital RB,
      Kettering Medical Center
      6.000%, 04/01/08..................       1,000             1,026
     Ohio State Turnpike Commission RB,
      Series A, FGIC
      5.500%, 02/15/24..................       1,000             1,067
                                                             ---------
                                                                 2,093
                                                             ---------

   OKLAHOMA - 4.0%
     Tulsa Industrial Authority RB
      St. John's Medical Center Project
      Pre-refunded 02/15/06
      6.250%, 02/15/17..................       1,000             1,092
                                                             ---------

   TENNESSEE - 7.4%
     Madison County, Capital Outlay Notes,
      GO, MBIA
      4.200%, 05/01/08..................       1,000               990
     Tennessee State, Series A,  GO
      5.000%, 05/01/13..................       1,000             1,030
                                                             ---------
                                                                 2,020
                                                             ---------


    The accompanying notes are an integral part of the financial statements.
32

                                                               DECEMBER 31, 2000

SCHEDULE OF INVESTMENTS

                                              FACE             MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
   TEXAS - 7.6%
     Texas State, Series B, GO
      5.125%, 10/01/14..................    $  1,000         $   1,021
     Victoria County Hospital RB
      Citizens Medical Center, AMBAC
      6.250%, 01/01/16..................       1,000             1,056
                                                             ---------
                                                                 2,077
                                                             ---------

   VERMONT - 3.9%
     Vermont Municipal Bond Bank RB,
      Series 1, Pre-refunded 12/01/02
      5.900%, 12/01/04..................       1,000             1,051
                                                             ---------

   WASHINGTON - 7.3%
     Port of Seattle Passenger
      Facilities RB,
      Series A, MBIA
      5.000%, 12/01/23..................       1,000               967
     Seattle Washington Municipal
      Light & Power RB
      5.250%, 12/01/19..................       1,000             1,006
                                                             ---------
                                                                 1,973
                                                             ---------

   WISCONSIN - 8.7%
     River Falls School District,
      Series B, GO, FGIC
      5.300%, 04/01/15..................       1,150             1,197
     Wisconsin State, Series 1, GO
      5.500%, 11/01/16..................       1,100             1,181
                                                             ---------
                                                                 2,378
                                                             ---------

TOTAL MUNICIPAL BONDS
   (Cost $24,764).......................                     $  26,521
                                                             ---------

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
INVESTMENT COMPANIES - 1.7%
     Dreyfus Tax-Exempt Cash
      Management........................       5,129         $       5
     Provident Mutual Money Market......     449,100               449
                                                             ---------

TOTAL INVESTMENT COMPANIES
   (Cost $454)..........................                           454
                                                             ---------

TOTAL INVESTMENTS - 99.1%
   (Cost $25,218) ......................                        26,975
                                                             ---------

NET OTHER ASSETS AND LIABILITIES - 0.9%                            251
                                                             ---------

TOTAL NET ASSETS - 100.0%  .............                     $  27,226
                                                             =========
----------------------------------------------------------------------
ETM     Escrowed to maturity
GO      General Obligation
RB      Revenue Bond

American Municipal Bond Assurance Corporation (AMBAC), Financial Guaranty Insurance Corporation (FGIC), Financial Assurance Company (FSA) and Municipal Bond Insurance Association (MBIA) have provided underlying credit support for certain securities as defined within the Schedule of Investments. At December 31, 2000, these securities amounted to $2,529,700 or 9.3% of net assets; $4,428,163 or 16.3% of net assets; $1,143,512 or 4.2% of net assets and
$4,656,295 or 17.1% of net assets, respectively.

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS

EUROPE EQUITY GROWTH FUND(US)

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
HEALTH CARE                                                             18.8%
COMMUNICATION SERVICES                                                  13.9%
CONSUMER STAPLES                                                        13.1%
TECHNOLOGY                                                              12.8%
FINANCE                                                                 10.8%
CONSUMER CYCLICALS                                                      10.1%
TELECOMMUNICATIONS EQUIPMENT                                             7.9%
INDUSTRIAL                                                               5.9%
ENERGY                                                                   5.8%
OTHER COMMON STOCKS AND NET OTHER ASSETS AND LIABILITES                  0.9%

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
FOREIGN COMMON STOCKS - 99.1%

   BELGIUM - 0.4%
     Melexis*...........................       5,750         $      82
                                                             ---------

   DENMARK - 1.5%
     NavisionDamgaard*..................       2,250                51
     Vestas Wind Systems................       4,800               260
                                                             ---------
                                                                   311
                                                             ---------

   FINLAND - 6.3%
     Elisa Communications...............       2,700                58
     Nokia..............................      23,900             1,066
     Sonera.............................       5,700               103
     TietoEnator........................       1,500                43
                                                             ---------
                                                                 1,270
                                                            ---------

   FRANCE - 15.9%
     Alstom.............................       7,600               196
     Altran Technologies................         480               109
     Axa................................       2,300               333
     Bouygues Offshore..................       1,350                61
     Cap Gemini.........................       1,600               258
     Equant*............................       1,800                47
     Gemplus International*.............       8,000                71
     Hermes International...............         860               122
     L'Oreal............................       5,500               471
     Oberthur Card Systems*.............       2,600                42
     Sanofi-Synthelabo..................       6,300               420
     Silicon-On-Insulator
      Technologies (SOITEC)*............       5,100               124
     STMicroelectronics.................       6,780               296
     TotalFinaElf.......................       3,000               446
     Vivendi Universal..................       3,050               201
                                                             ---------
                                                                 3,197
                                                             ---------

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   GERMANY - 7.4%
     Aixtron............................       1,360         $     147
     Beiersdorf.........................       2,250               233
     Dialog Semiconductor*..............       3,450                32
     ELMOS Semiconductor................       2,400                52
     EM. TV & Merchandising*............       8,800                48
     Ergo Versicherungs Gruppe..........       1,040               169
     Fresenius Medical Care.............       1,920               156
     MLP................................       1,850               204
     QIAGEN*............................       5,000               182
     SAP................................       1,800               257
                                                             ---------
                                                                 1,480
                                                             ---------

   IRELAND - 1.5%
     CRH................................       7,400               138
     Elan*..............................       2,300                 1
     Ryanair Holdings*..................      15,300               165
                                                             ---------
                                                                   304
                                                             ---------

   ITALY - 4.5%
     Banca Fideuram.....................       9,600               133
     Bulgari............................      14,900               183
     Gucci Group........................       1,350               117
     Mediolanum.........................      14,000               178
     Telecom Italia Mobile (T.I.M.).....      36,500               291
                                                             ---------
                                                                   902
                                                             ---------

   NETHERLANDS - 4.3%
     ASM Lithography Holdings*..........       6,750               153
     Getronics..........................       7,500                44
     Koninklijke Ahold..................      10,400               336
     Koninklijke Numico.................       4,800               242
     Libertel*..........................       7,200                81
     Versatel Telecom International*....       1,950                17
                                                             ---------
                                                                   873
                                                             ---------

   NORWAY - 1.9%
     Merkantildata......................      16,800                65
     Tomra Systems......................      16,300               316
                                                             ---------
                                                                   381
                                                             ---------

   PORTUGAL - 0.9%
     Portugal Telecom, Registered.......      19,600               179
                                                             ---------

   SPAIN - 2.8%
     Telefonica*........................      31,500               521
     Zeltia.............................       3,600                42
                                                             ---------
                                                                   563
                                                             ---------

   SWEDEN - 4.9%
     Ericsson LM, Class B...............      46,000               524
     Hennes & Mauritz (H&M), Class B....       8,250               128
     Skandia Forsakrings................      15,500               252
     WM-Data, Class B...................      15,800                76
                                                             ---------
                                                                   980
                                                             ---------


    The accompanying notes are an integral part of the financial statements.
34

                                                                DECEMBER 31,2000

SCHEDULE OF INVESTMENTS

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   SWITZERLAND - 14.0%
     ABB................................       1,870         $     199
     Adecco.............................         340               214
     Compagnie Financiere Richemont,
      Class A...........................          38               102
     Nestle, Registered.................         220               513
     Novartis, Registered...............         340               601
     Phonak Holdings, Registered........          29               120
     Roche Holdings, Class GS...........          30               306
     Serono, Class B....................         192               185
     Straumann, Registered..............          23                41
     Synthes-Stratec....................         220               163
     Zurich Financial Services..........         600               362
                                                             ---------
                                                                 2,806
                                                             ---------

   UNITED KINGDOM - 32.8%
     ARM Holdings*......................      19,300               146
     AstraZeneca Group..................      10,500               529
     Autonomy*..........................       2,900                83
     BP Amoco...........................      82,000               661
     British Sky Broadcasting Group*....      10,000               167
     Cadbury Schweppes..................      23,000               159
     Capita Group.......................      23,000               172
     CMG................................      14,200               198
     COLT Telecom Group*................       4,000                86
     EMI Group..........................      19,200               158
     GlaxoSmithKline*...................      30,839               870
     Granada Compass....................      31,400               342
     Guardian IT........................       4,500                64
     Logica.............................      10,500               274
     NDS Group, SP ADR*.................         680                37
     Pearson............................       9,600               228
     Prudential.........................      18,500               298
     Reed International.................      13,500               141
     Rentokil Initial...................      74,700               258
     Reuters Group......................      10,900               184
     Sema...............................      11,700                51
     Serco Group........................      14,000               111
     Standard Chartered.................      17,500               252
     Telewest Communications*...........      15,600                24
     Vodafone Group.....................     302,000             1,108
                                                             ---------
                                                                 6,601
                                                             ---------

TOTAL FOREIGN COMMON STOCKS
   (Cost $19,377).......................                        19,929
                                                             ---------

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
FOREIGN PREFERRED STOCKS - 0.8%

   GERMANY - 0.8%
     Fresenius..........................         575         $     153
                                                             ---------

TOTAL FOREIGN PREFERRED STOCKS
   (Cost $141)..........................                           153
                                                             ---------

TOTAL INVESTMENTS - 99.9%
   (Cost $19,518) ......................                        20,082
                                                             ---------

NET OTHER ASSETS AND LIABILITIES - 0.1%                             22
                                                             ---------

TOTAL NET ASSETS - 100.0%  .............                       $20,104
                                                             =========
----------------------------------------------------------------------
*          Non-income producing security
SP ADR     Sponsored American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS

BALANCED FUND(US)

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
COMMON STOCKS                                                           59.0%
U.S. GOVERNEMENT MORTGAGE-BACKED SECURITIES                             15.9%
CORPORATE NOTES AND BONDS                                               10.1%
U.S. TREASURY OBLIGATIONS                                                5.1%
U.S. GOVERNEMENT AGENCY OBLIGATIONS                                      4.6%
ASSET-BACKED SECURITIES                                                  1.8%
COMMERCIAL MORTGAGE-BACKED SECURITIES                                    1.4%
FOREIGN CORPORATE NOTES AND BONDS                                        1.1%
REPURCHASE AGREEMENT AND NET OTHER ASSETS AND LIABILITIES                1.0%

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
COMMON STOCKS - 59.0%

   BASIC MATERIALS - 1.1%
     Alcoa..............................      11,600         $     389
     du Pont (E.I.) deNemours...........       9,100               440
                                                             ---------
                                                                   829
                                                             ---------

   CAPITAL GOODS - 5.1%
     Emerson Electric...................       5,400               426
     General Electric...................      37,700             1,807
     Gentex*............................      14,400               268
     Illinois Tool Works................       5,600               333
     Tyco International.................      11,100               616
     United Technologies................       4,900               385
                                                             ---------
                                                                 3,835
                                                             ---------

   COMMUNICATION SERVICES - 2.7%
     AT&T...............................      23,900               414
     Palm*..............................       9,000               255
     Sprint.............................      14,100               286
     Verizon Communications.............      15,200               762
     WorldCom*..........................      21,900               307
                                                             ---------
                                                                 2,024
                                                             ---------

   CONSUMER CYCLICALS - 4.8%
     Ford Motor.........................      12,700               298
     Home Depot (The)...................      11,900               544
     Interpublic Group..................       7,600               323
     Lowe's.............................       6,800               303
     Sabre Holdings.....................       8,300               358
     Service International*.............     115,500               202
     Target.............................       9,400               303
     TMP Worldwide*.....................       5,200               286
     Wal-Mart Stores....................      18,200               967
                                                             ---------
                                                                 3,584
                                                             ---------

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   CONSUMER STAPLES - 5.5%
     Anheuser-Busch.....................       9,500         $     432
     CVS................................       5,100               306
     Disney (Walt)......................      17,900               518
     Kimberly-Clark.....................       5,900               417
     McDonald's.........................      11,200               381
     Philip Morris......................      11,700               515
     Ralston Purina Group...............      11,800               308
     Safeway*...........................       6,200               387
     SUPERVALU..........................      19,700               273
     Time Warner........................      10,800               564
                                                             ---------
                                                                 4,101
                                                             ---------

   ENERGY - 6.1%
     Apache.............................       6,800               476
     Coastal............................       4,700               415
     Enron..............................       5,300               441
     EOG Resources......................       8,000               437
     Exxon Mobil........................      14,700             1,278
     Halliburton........................       9,800               355
     Petro-Canada.......................      13,200               336
     Texaco.............................       6,100               379
     Williams...........................      10,000               399
                                                             ---------
                                                                 4,516
                                                             ---------

   FINANCE - 7.6%
     Alliance Capital Management
      Holdings..........................       6,500               329
     American Express...................       9,700               533
     Chase Manhattan*...................      12,000               545
     Citigroup..........................      24,100             1,231
     Fannie Mae.........................       6,900               599
     FleetBoston Financial..............       7,100               267
     Household International............       6,700               368
     Merrill Lynch......................       6,900               470
     Schwab (Charles)...................      15,400               437
     U.S. Bancorp.......................       8,700               254
     Wells Fargo........................      11,200               624
                                                             ---------
                                                                 5,657
                                                             ---------

   HEALTH CARE - 8.5%
     Abbott Labs........................      10,700               518
     Biogen*............................       5,300               318
     Bristol-Myers Squibb...............      11,600               858
     Eli Lilly..........................       7,300               679
     Guidant*...........................       6,600               356
     Johnson & Johnson..................       6,900               725
     Pfizer.............................      27,000             1,242
     Schering-Plough....................      10,700               607
     Tenet Healthcare*..................       8,000               355
     Watson Pharmaceutical*.............       6,500               333
     Wellpoint Health Networks*.........       2,800               323
                                                             ---------
                                                                 6,314
                                                             ---------


    The accompanying notes are an integral part of the financial statements.
36

                                                               DECEMBER 31, 2000

SCHEDULE OF INVESTMENTS

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   INSURANCE - 2.6%
     American General...................       4,600         $     375
     American International Group.......      10,200              1,005
     John Hancock Financial Services....       8,800               331
     Lincoln National...................       5,000               237
                                                             ---------
                                                                 1,948
                                                             ---------

   TECHNOLOGY - 11.3%
     Acxiom*............................       7,800               304
     Analog Devices*....................       7,500               384
     Cisco Systems*.....................      29,300             1,121
     EMC*...............................      11,400               758
     Hewlett-Packard....................      14,700               464
     Intel..............................      27,300               826
     International Business Machines....       8,400               714
     Microsoft*.........................      20,700               900
     Oracle*............................      26,100               759
     PMC-Sierra*........................       3,200               252
     Sun Microsystems*..................      18,900               527
     Teradyne*..........................      11,700               436
     VERITAS Software*..................       2,475               217
     Vitesse Semiconductor*.............       6,400               354
     Xilinx*............................       8,100               374
                                                             ---------
                                                                 8,390
                                                             ---------

   TELECOMMUNICATIONS EQUIPMENT - 3.0%
     ADC Telecommunications*............      18,700               339
     Corning............................       6,000               317
     JDS Uniphase*......................       6,400               267
     Lucent Technologies................      15,700               212
     Nortel Networks....................      16,500               529
     QUALCOMM*..........................       6,800               559
                                                             ---------
                                                                 2,223
                                                             ---------

   UTILITIES - 0.7%
     Calpine*...........................       4,700               212
     Southern...........................      10,500               349
                                                             ---------
                                                                   561
                                                             ---------

TOTAL COMMON STOCKS
   (Cost $44,468).......................                        43,982
                                                             ---------

                                              FACE            MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
U.S. GOVERNMENT
   MORTGAGE-BACKED SECURITIES - 15.9%
     Fannie Mae
      7.500%, 05/01/27, Pool #421454....    $    204         $     207
      6.500%, 05/01/28, Pool #436779....         596               587
      7.000%, 02/01/29, Pool #323542....         662               663
      7.000%, 03/01/29, Pool #323657....         585               586
      6.500%, 08/01/29, Pool #252645....         586               578
      7.000%, 09/01/29, Pool #252716....         469               470
      8.000%, 02/01/30, Pool #535148....         820               839
      7.000%, 05/01/30, Pool #535308....       1,692             1,694
      8.000%, 06/01/30, Pool #535351....       1,051             1,076
      8.000%, 07/01/30, Pool #547026....         633               647
     Freddie Mac Gold
      7.000%, 01/01/15, Pool #E79764....       1,239             1,252
      7.500%, 09/01/30, Pool #C41497....         986             1,001
     Freddie Mac, REMIC
      6.500%, 05/15/24, CMO,
      Series 2149, Class TF.............         935               940
     Ginnie Mae
      7.000%, 12/15/23, Pool #366646....         356               357
      7.000%, 01/20/30, Pool #002866....         973               972
                                                             ---------

TOTAL U.S. GOVERNMENT
   MORTGAGE-BACKED SECURITIES
   (Cost $11,613).......................                        11,869
                                                             ---------

CORPORATE NOTES AND BONDS - 10.1%

   BASIC MATERIALS - 0.4%
     Dow Chemical, Debentures
      7.375%, 11/01/29..................         330               335
                                                             ---------

   COMMUNICATION SERVICES - 2.3%
     Jones Intercable, Senior Notes
      9.625%, 03/15/02..................         475               489
     360 Communications, Senior Notes
      7.125%, 03/01/03..................         750               754
     Viacom, Senior Debentures
      7.875%, 07/30/30..................         275               282
     WorldCom, Senior Notes
      6.250%, 08/15/03..................         185               181
                                                             ---------
                                                                 1,706
                                                             ---------

   CONSUMER CYCLICALS - 2.0%
     Federated Department Stores,
      Senior Notes
      8.125%, 10/15/02..................         350               355
     Ford Motor
      7.450%, 07/16/31..................         310               292
     Wal-Mart Stores, Senior Notes
      6.875%, 08/10/09..................         775               810
                                                             ---------
                                                                 1,457
                                                             ---------

   ENERGY - 0.5%
     Conoco, Senior Notes
      5.900%, 04/15/04..................         350               346
                                                             ---------


    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS

                                              FACE            MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
   FINANCE - 3.4%
     CIT Group
      7.500%, 11/14/03..................    $    405         $     410
     Citigroup, Subordinated Notes
      7.250%, 10/01/10..................         675               695
     Household Finance
      8.000%, 05/09/05..................         450               472
     National Rural Utilities
      Cooperative Finance
      5.300%, 09/25/03..................         440               431
     Wells Fargo
      6.625%, 07/15/04..................         525               532
                                                             ---------
                                                                 2,540
                                                             ---------

   TECHNOLOGY - 0.5%
     International Business Machines, MTN
      5.625%, 04/12/04..................         400               394
                                                             ---------

   UTILITIES - 1.0%
     Long Island Lighting, Debentures
      8.200%, 03/15/23..................         400               410
     Niagara Mohawk Power, Senior Notes,
      Series G
      7.750%, 10/01/08..................         290               303
                                                             ---------
                                                                   713
                                                             ---------

TOTAL CORPORATE NOTES AND BONDS
   (Cost $7,403)........................                         7,491
                                                             ---------

U.S. TREASURY OBLIGATIONS - 5.1%
     U.S. Treasury Bonds
      7.250%, 05/15/16..................       1,850             2,178
      6.250%, 05/15/30..................       1,450             1,619
                                                             ---------

TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $3,505)........................                         3,797
                                                             ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.6%
     Fannie Mae
      5.510%, 04/19/02 MTN..............         580               577
      5.625%, 05/14/04..................         850               849
      7.000%, 07/15/05..................         700               735
      7.125%, 03/15/07..................         325               347
      6.180%, 02/19/09 MTN..............         270               265
     Freddie Mac
      5.125%, 10/15/08..................         400               378
      6.750%, 09/15/29..................         250               266
                                                             ---------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $3,335)........................                         3,417
                                                             ---------

                                              FACE            MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
ASSET-BACKED SECURITIES - 1.8%
     Advanta Equipment Receivables
      Series 1998-1, Class B


     6.100%, 12/15/06...................    $     43         $      42
     Amresco Securitized Net Interest Trust
      Series 1997-1, Class A
      7.545%, 09/26/27 (A)..............         263               243
     Equivantage Home Equity Loan Trust
      Series 1997-4, Class A2
      6.640%, 07/25/19..................          61                61
     Ford Credit Auto Owner Trust
      Series 2000-F, Class A3
      6.580%, 11/15/04..................         335               341
     IMC Home Equity Loan Trust
      Series 1997-3, Class A5
      7.140%, 09/20/23..................         605               609
                                                             ---------

TOTAL ASSET-BACKED SECURITIES
   (Cost $1,299)........................                         1,296
                                                             ---------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.4%
     Asset Securitization
      Series 1995-MD4, Class A1
      7.100%, 08/13/29..................         342               350
     GMAC Commercial Mortgage Securities
      Series 2000-C3, Class A2
      6.957%, 11/15/10..................         310               320
     Salomon Brothers Mortgage Securities
      Series 2000-C2, Class A2
      7.455%, 04/18/10..................         350               371
                                                             ---------

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
   (Cost $1,011)........................                         1,041
                                                             ---------

FOREIGN CORPORATE NOTES AND BONDS - 1.1%

   ENERGY - 0.4%
     Norsk Hydro, Yankee Notes
      6.700%, 01/15/18..................         375               350
                                                             ---------

   UTILITIES - 0.7%
     Korea Electric Power,
      Yankee Debentures
      6.000%, 12/01/26..................         515               510
                                                             ---------

TOTAL FOREIGN CORPORATE NOTES AND BONDS
   (Cost $826)..........................                           860
                                                             ---------

    The accompanying notes are an integral part of the financial statements.
38

                                                               DECEMBER 31, 2000

SCHEDULE OF INVESTMENTS

                                              FACE            MARKET
DESCRIPTION                               AMOUNT (000)      VALUE (000)
-----------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.7%
     J.P. Morgan
      6.350%, dated 12/29/00, matures
      01/02/01, repurchase price $500,909
      (collateralized by U.S. Government
      Agency Instrument, total market
      value: $510,749)..................    $    501         $     501
                                                             ---------

TOTAL REPURCHASE AGREEMENT
   (Cost $501)..........................                           501
                                                             ---------

TOTAL INVESTMENTS - 99.7%
   (Cost $73,961) ......................                        74,254
                                                             ---------

NET OTHER ASSETS AND LIABILITIES - 0.3%                            266
                                                             ---------

TOTAL NET ASSETS - 100.0%  .............                     $  74,520
                                                             =========
----------------------------------------------------------------------
*       Non-income producing security
(A) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold, in transactions exempt from registration to qualified institutional buyers. At December 31, 2000, this security amounted to $243,154 or 0.3% of net assets.
MTN     Medium Term Note


    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS

VALUE FUND(US

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
FINANCE                                                                   21.3%
ENERGY                                                                    14.9%
CAPITAL GOODS                                                             11.7%
COMMUNICATION SERVICES                                                    10.3%
CONSUMER STAPLES                                                           8.1%
CONSUMER CYCLICALS                                                         5.5%
INSURANCE                                                                  5.4%
UTILITIES                                                                  4.3%
BASIC MATERIALS                                                            4.0%
HEALTH CARE                                                                4.1%
TECHNOLOGY                                                                 4.1%
INVESTMENT COMPANY AND NET OTHER ASSETS AND LIABILITIES                    3.1%
TELECOMMUNICATIONS EQUIPMENT                                               2.3%
TRANSPORTATION                                                             0.9%

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
COMMON STOCKS - 96.9%

   BASIC MATERIALS - 4.0%
     Air Products and Chemicals.........      12,900         $     529
     Alcoa..............................      13,900               465
     Allegheny Technologies.............      18,000               286
     Bowater............................       7,100               400
     du Pont (E.I.) deNemours...........      23,800             1,150
     Eastman Chemical...................       6,400               312
     Engelhard..........................      19,100               630
     Westvaco...........................      28,850               842
     Willamette Industries..............       7,600               357
                                                             ---------
                                                                 5,360
                                                             ---------

   CAPITAL GOODS - 11.7%
     Agilent Technologies*..............       7,000               383
     Allied Waste Industries*...........      45,800               667
     Black & Decker.....................      10,200               400
     Boeing.............................      20,800             1,373
     Caterpillar........................      15,600               738
     Delphi Automotive Systems..........      20,500               230
     Dover..............................      13,000               527
     Emerson Electric...................      18,000             1,419
     Honeywell International............      13,300               629
     Ingersoll-Rand.....................      13,300               557
     Minnesota Mining & Manufacturing...      11,700             1,410
     Molex..............................      13,600               483
     Parker Hannifin....................      15,700               693
     PerkinElmer........................       3,600               378
     Power-One*.........................       7,400               291
     Solectron*.........................      23,500               797
     Tektronix*.........................      19,800               667
     Textron............................      13,400               623
     Tyco International.................      45,611             2,531
     United Technologies................       9,700               763
                                                             ---------
                                                                15,559
                                                             ---------

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   COMMUNICATION SERVICES - 10.3%
     AT&T...............................      81,887         $   1,418
     BellSouth..........................      40,800             1,670
     Comcast*, Special Class A*.........      24,300             1,015
     New York Times, Class A............      15,800               633
     Omnicom Group......................       5,800               481
     SBC Communications.................      81,100             3,873
     Sprint.............................      14,100               286
     Symantec*..........................      18,800               627
     Verizon Communications.............      59,322             2,974
     WorldCom*..........................      55,250               773
                                                             ---------
                                                                13,750
                                                             ---------

   CONSUMER CYCLICALS - 5.5%
     Abercrombie & Fitch*...............      17,800               356
     Dollar Tree Stores*................       6,400               157
     Ford Motor.........................      38,422               901
     General Motors.....................      12,400               632
     International Game Technology*.....       6,300               302
     Limited (The)......................      32,500               555
     Pulte..............................       6,000               253
     RadioShack.........................      11,700               501
     Royal Carribean Cruises............      15,500               410
     Sears, Roebuck.....................      20,800               723
     Target.............................      33,800             1,090
     Tiffany............................      14,800               468
     Toys R US*.........................      37,000               617
     Whirlpool..........................       8,100               386
                                                             ---------
                                                                 7,351
                                                             ---------

   CONSUMER STAPLES - 8.1%
     Alberto-Culver, Class B............      16,900               723
     Archer-Daniels-Midland.............      33,400               501
     Clear Channel Communications*......       8,100               392
     Clorox.............................      19,800               703
     ConAgra............................      28,300               736
     Darden Restaurants.................      14,600               334
     Disney (Walt)......................      43,400             1,256
     Fortune Brands.....................      19,400               582
     Gannett............................      12,600               795
     Heinz (H.J.).......................       9,300               441
     International Flavors & Fragrances.      22,800               463
     Kroger.............................      43,700             1,183
     Philip Morris......................      35,800             1,575
     Procter & Gamble...................       8,300               651
     Wendy's International..............      18,900               496
                                                             ---------
                                                                10,831
                                                             ---------

   ENERGY - 14.9%
     Anadarko Petroleum.................      10,400               739
     Apache.............................      14,000               981
     Baker Hughes.......................      11,100               461
     Chevron............................      10,500               887
     Conoco, Class B....................      24,500               709
     Coastal............................       4,900               433
     Devon Energy.......................      17,200             1,049
     Dynegy, Class A....................      15,900               891
     Enron..............................       4,300               357
     Exxon Mobil........................      63,439             5,515
     Helmerich & Payne..................      24,100             1,057
     Kerr-McGee.........................      12,900               864
     Phillips Petroleum.................      10,050               572


    The accompanying notes are an integral part of the financial statements.
40

                                                               DECEMBER 31, 2000

SCHEDULE OF INVESTMENTS

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   ENERGY (continued)
     Progress Energy....................       8,100         $     398
     Rowan*.............................      21,700               586
     Royal Dutch Petroleum, ADR.........      39,850             2,413
     Texaco.............................      17,150             1,066
     USX-Marathon Group.................      30,600               849
                                                             ---------
                                                                19,827
                                                             ---------

   FINANCE - 21.3%
     American Express...................      12,150               667
     Bank of America....................      18,600               853
     Bank of New York...................      12,600               695
     Bank One...........................      22,600               828
     Chase Manhattan*...................      31,450             1,429
     Citigroup..........................     105,166             5,370
     Comerica...........................      12,950               769
     Fannie Mae.........................      23,400             2,030
     First Union........................      28,000               779
     Firstar............................      21,300               495
     FleetBoston Financial..............      39,100             1,469
     Freddie Mac........................       6,500               448
     Golden West Financial..............      13,600               918
     Household International............      15,100               830
     Huntington Bancshares..............      25,000               405
     Keycorp............................      22,700               636
     MBNA...............................      36,050             1,332
     Merrill Lynch......................      22,500             1,534
     Morgan (J.P.)......................       6,300             1,043
     Morgan Stanley Dean Witter.........      22,300             1,767
     SouthTrust.........................      19,400               790
     Union Planters.....................      19,200               686
     USA Education......................       6,700               456
     Wachovia...........................      13,300               773
     Wells Fargo........................      25,100             1,398
                                                             ---------
                                                                28,400
                                                             ---------

   HEALTH CARE - 4.1%
     Biomet.............................      14,350               569
     Cardinal Health....................       8,100               807
     Cytyc*.............................       6,200               388
     Pharmacia..........................      17,541             1,070
     Schering-Plough....................      11,500               653
     Tenet Healthcare*..................      17,100               760
     UnitedHealth Group.................      12,000               736
     Wellpoint Health Networks*.........       4,300               496
                                                             ---------
                                                                 5,479
                                                             ---------

   INSURANCE - 5.4%
     Allstate...........................      24,150             1,052
     Ambac Financial Group..............      12,450               726
     American General...................       6,000               489
     American International Group.......      11,600             1,143
     CIGNA..............................       7,600             1,006
     Hartford Financial Services Group..       7,000               494
     Marsh & McLennan...................       3,200               374
     MGIC Investment....................       8,900               600
     St. Paul Companies.................      10,100               549
     Torchmark..........................      21,100               811
                                                             ---------
                                                                 7,244
                                                             ---------

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   TECHNOLOGY - 4.1%
     Applied Materials*.................       9,800$              374
     Autodesk...........................       9,300               251
     Compaq Computer....................      22,300               336
     Hewlett-Packard....................      52,400             1,654
     InFocus*...........................       7,600               112
     Micron Technology..................      17,400               618
     Novellus Systems*..................      15,300               550
     Sandisk*...........................       4,800               133
     SunGard Data Systems*..............       7,200               339
     Texas Instruments..................      24,600             1,165
                                                             ---------
                                                                 5,532
                                                             ---------

   TELECOMMUNICATIONS EQUIPMENT - 2.3%
     Andrew*............................      17,000               370
     JDS Uniphase*......................      10,900               454
     Lucent Technologies................      37,900               512
     Motorola...........................      24,500               496
     Nortel Networks....................      40,500             1,299
                                                             ---------
                                                                 3,131
                                                             ---------

   TRANSPORTATION - 0.9%
     Canadian Pacific...................      23,000               657
     Delta Air Lines....................      10,850               545
                                                             ---------
                                                                 1,202
                                                             ---------

   UTILITIES - 4.3%
     American Electric Power............      20,100               935
     Energy East........................      20,000               394
     Entergy............................      26,500             1,121
     KeySpan............................      19,400               822
     Pinnacle West Capital..............      12,400               590
     Reliant Energy.....................      13,900               602
     Sempra Energy......................      29,100               676
     Southern...........................      18,800               625
                                                             ---------
                                                                 5,765
                                                             ---------

TOTAL COMMON STOCKS
   (Cost $121,059)......................                       129,431
                                                             ---------

INVESTMENT COMPANY - 3.2%
     Chase Vista Federal
      Money Market Fund.................   4,279,728             4,280
                                                             ---------

TOTAL INVESTMENT COMPANY
   (Cost $4,280)........................                         4,280
                                                             ---------

TOTAL INVESTMENTS - 100.1%
   (Cost $125,339) .....................                       133,711
                                                             ---------

NET OTHER ASSETS AND LIABILITIES - (0.1)%                         (119)
                                                             ---------

TOTAL NET ASSETS - 100.0%  .............                     $ 133,592
                                                             =========
----------------------------------------------------------------------
*       Non-income producing security
ADR     American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS

GROWTH FUND(US)

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
TECHNOLOGY                                                              19.1%
HEALTH CARE                                                             14.9%
FINANCE                                                                 14.6%
CONSUMER CYCLICALS                                                      11.7%
ENERGY                                                                   8.8%
CONSUMER STAPLES                                                         7.8%
TELECOMMUNICATIONS EQUIPMENT                                             5.7%
CAPITAL GOODS                                                            5.2%
INSURANCE                                                                3.5%
COMMUNICATION SERVICES                                                   3.2%
UTILITES                                                                 2.9%
REPURCHASE AGREEMENT AND NET OTHER ASSETS AND LIABILITIES                2.6%

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
COMMON STOCKS - 97.4%
   CAPITAL GOODS - 5.2%
     General Electric...................     201,900         $   9,678
     Gentex*............................     132,725             2,472
                                                             ---------
                                                                12,150
                                                             ---------
   COMMUNICATION SERVICES - 3.2%
     Palm*..............................     156,881             4,442
     Qwest Communications International*      74,500             3,054
                                                             ---------
                                                                 7,496
                                                             ---------
   CONSUMER CYCLICALS - 11.7%
     Harley-Davidson....................     120,200             4,778
     Home Depot (The)...................      70,500             3,221
     Interpublic Group..................     145,000             6,171
     Lowe's.............................      45,300             2,016
     Marriott International, Class A....      63,800             2,696
     Target.............................     144,000             4,644
     Wal-Mart Stores....................      63,900             3,395
                                                             ---------
                                                                26,921
                                                             ---------
   CONSUMER STAPLES - 7.8%
     Colgate-Palmolive..................     105,400             6,804
     Safeway*...........................      98,100             6,131
     Time Warner........................      29,200             1,525
     Viacom, Class B*...................      72,700             3,399
                                                             ---------
                                                                17,859
                                                             ---------
   ENERGY - 8.8%
     Apache.............................      58,700             4,113
     Enron..............................      46,900             3,899
     Exxon Mobil........................      87,350             7,594
     Schlumberger.......................      58,600             4,684
                                                             ---------
                                                                20,290
                                                             ---------
   FINANCE - 14.6%
     Chase Manhattan*...................     138,100             6,275
     Citigroup..........................     198,066            10,114
     Fannie Mae.........................      46,000             3,991
     Lehman Brothers Holdings...........      41,200             2,786

                                             SHARES/           MARKET
DESCRIPTION                             FACE AMOUNT (000)   VALUE (000)
-----------------------------------------------------------------------
   FINANCE (continued)
     Morgan Stanley Dean Witter.........      60,600         $   4,803
     Wells Fargo........................     103,100             5,741
                                                             ---------
                                                                33,710
                                                             ---------
   HEALTH CARE - 14.9%
     Biogen*............................      53,200             3,195
     Biomet.............................     114,450             4,542
     Bristol-Myers Squibb...............      48,600             3,593
     Elan, SP ADR*......................      72,300             3,385
     Guidant*...........................      90,400             4,876
     Johnson & Johnson..................      31,500             3,309
     Pfizer.............................     161,000             7,406
     Schering-Plough....................      71,700             4,069
                                                             ---------
                                                                34,375
                                                             ---------
   INSURANCE - 3.5%
     American International Group.......      80,655             7,950
                                                             ---------
   TECHNOLOGY - 19.1%
     Acxiom*............................     102,300             3,983
     America Online*....................      42,600             1,482
     Analog Devices*....................      56,300             2,882
     Cisco Systems*.....................     256,000             9,792
     Concord EFS*.......................      86,775             3,813
     EMC*...............................      80,200             5,333
     Intel..............................      57,100             1,727
     PMC-Sierra*........................      33,400             2,626
     Sun Microsystems*..................     187,400             5,224
     Vitesse Semiconductor*.............      79,100             4,375
     Xilinx*............................      62,100             2,864
                                                             ---------
                                                                44,101
                                                             ---------
   TELECOMMUNICATIONS EQUIPMENT - 5.7%
     ADC Telecommunications*............     246,500             4,468
     Corning............................      36,100             1,907
     JDS Uniphase*......................      55,900             2,330
     Nortel Networks....................      68,000             2,180
     QUALCOMM*..........................      28,600             2,351
                                                             ---------
                                                                13,236
                                                             ---------
   UTILITIES - 2.9%
     Calpine*...........................     148,400             6,687
                                                             ---------
TOTAL COMMON STOCKS
   (Cost $187,569)......................                       224,775
                                                             ---------
REPURCHASE AGREEMENT - 4.8%
     J.P. Morgan
      6.350%, dated 12/29/00, matures
      01/02/01, repurchase price $11,189,691
      (collateralized by U.S. Government
      Agency Instruments, total market
      value: $11,405,438)...............     $11,182            11,182
                                                             ---------
TOTAL REPURCHASE AGREEMENT
   (Cost $11,182).......................                        11,182
                                                             ---------
TOTAL INVESTMENTS - 102.2%
   (Cost $198,751) .....................                       235,957
                                                             ---------
NET OTHER ASSETS AND LIABILITIES - (2.2)%                       (5,133)
                                                             ---------
TOTAL NET ASSETS - 100.0%  .............                     $ 230,824
                                                             =========
----------------------------------------------------------------------
*          Non-income producing security
SP ADR     Sponsored American Depositary Receipt

    The accompanying notes are an integral part of the financial statements.
42

                                                               DECEMBER 31, 2000

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY FUND(US

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
FINANCIAL SERVICES                                                      16.7%
COMMUNICATION SERVICES                                                  13.4%
BANKS                                                                   12.0%
CONSUMER STAPLES                                                        10.7%
HEALTH CARE                                                              9.1%
TECHNOLOGY                                                               9.1%
INDUSTRIAL                                                               8.8%
ENERGY                                                                   7.8%
CONSUMER CYCLICALS                                                       6.9%
TELECOMMUNICATIONS EQUIPMENT                                             4.3%
DIVERSIFIED                                                              2.2%
BASIC MATERIALS                                                          1.2%
NET OTHER ASSETS AND LIABILITIES                                        (2.2)%

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
FOREIGN COMMON STOCKS - 100.6%

   AUSTRALIA - 1.4%
     Brambles Industries................      31,300         $     730
     Commonwealth Bank of Australia.....      62,600             1,075
                                                             ---------
                                                                 1,805
                                                             ---------

   CHINA - 4.4%
     HSBC Holdings......................     241,615             3,578
     Hutchison Whampoa..................     180,000             2,244
                                                             ---------
                                                                 5,822
                                                             ---------

   FINLAND - 3.0%
     Nokia..............................      78,000             3,478
     Sonera.............................      28,600               518
                                                             ---------
                                                                 3,996
                                                             ---------

   FRANCE - 11.5%
     Adecco.............................       2,400             1,501
     Axa................................      13,300             1,923
     Cap Gemini.........................       9,400             1,516
     Equant*............................      22,400               586
     L'Oreal............................      20,600             1,766
     Sanofi-Synthelabo..................      36,012             2,401
     STMicroelectronics.................      37,600             1,641
     TotalFinaElf.......................      27,241             4,051
                                                             ---------
                                                                15,385
                                                             ---------

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   GERMANY - 4.0%
     Allianz............................       3,600         $   1,354
     Deutsche Bank......................       8,077               673
     SAP................................       9,400             1,093
     Siemens............................      16,700             2,183
                                                             ---------
                                                                 5,303
                                                             ---------

   IRELAND - 2.0%
     Allied Irish Banks.................      90,180             1,046
     CRH................................      90,125             1,677
                                                             ---------
                                                                 2,723
                                                             ---------

   ITALY - 2.5%
     Bipop-Carire.......................     123,000               803
     Mediolanum.........................     200,000             2,548
                                                             ---------
                                                                 3,351
                                                             ---------

   JAPAN - 17.1%
     Canon..............................      53,000             1,856
     Fujitsu............................      89,000             1,312
     Kao................................      63,000             1,832
     Matsushita Electric Industrial.....     107,000             2,558
     NEC................................      54,000               988
     Nippon Telegraph & Telephone.......         422             3,041
     NTT Data...........................         125               832
     NTT DoCoMo.........................          54               932
     Orix...............................      17,500             1,756
     Rohm...............................       3,600               684
     Secom..............................      18,000             1,174
     Sony...............................      36,000             2,490
     Takeda Chemical Industries.........      10,000               592
     Toshiba............................     295,000             1,974
     Yamanouchi Pharmaceutical..........      19,000               822
                                                             ---------
                                                                22,843
                                                             ---------

   NETHERLANDS - 10.7%
     Akzo Nobel.........................      28,600             1,536
     ASM Lithography Holdings*..........      59,000             1,340
     Fortis.............................      68,927             2,239
     ING Groep..........................      55,158             4,406
     Koninklijke Ahold..................      46,363             1,496
     Koninklijke (Royal)
      Philips Electronics...............      34,800             1,275
     VNU................................      39,656             1,949
                                                             ---------
                                                                14,241
                                                             ---------

   NEW ZEALAND - 0.7%
     Telecom of New Zealand.............     442,161               941
                                                             ---------

   PORTUGAL - 1.3%
     Portugal Telecom, Registered.......     197,000             1,801
                                                             ---------

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   SPAIN - 3.9%
     Banco Bilbao Vizcaya...............     192,000     $       2,857
     Telefonica*........................     145,263             2,400
                                                             ---------
                                                                 5,257
                                                             ---------

   SWEDEN - 5.1%
     ABB AB, Class B....................      23,590             2,423
     Ericsson LM, Class B...............     200,000             2,279
     Skandia Forsakrings................     130,000             2,115
                                                             ---------
                                                                 6,817
                                                             ---------

   SWITZERLAND - 7.5%
     Credit Suisse, Registered..........      16,100             3,060
     Nestle, Registered.................         537             1,253
     Novartis, Registered...............       1,434             2,535
     Zurich Financial Services..........       5,200             3,135
                                                             ---------
                                                                 9,983
                                                             ---------

   UNITED KINGDOM - 25.5%
     BP Amoco...........................     325,870             2,629
     British Telecommunications.........     156,600             1,338
     Cable & Wireless...................      95,009             1,282
     CMG................................      71,600               957
     Diageo.............................     214,500             2,403
     GlaxoSmithKline*...................     162,040             4,516
     Logica.............................      31,300               818
     Pearson............................     130,745             3,105
     Prudential.........................     177,678             2,859
     Rentokil Initial...................     402,500             1,389
     Reuters Group......................      58,200               985
     Sema...............................      89,400               391
     Shell Transport & Trading..........     457,318             3,750
     Standard Chartered.................     204,072             2,940
     Vodafone Group.....................   1,294,221             4,746
                                                             ---------
                                                                34,108
                                                             ---------

TOTAL FOREIGN COMMON STOCKS
   (Cost $112,963)......................                       134,376
                                                             ---------

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
FOREIGN PREFERRED STOCKS - 1.6%

   GERMANY - 1.6%
     Fresenius..........................       4,800         $   1,284
     Porsche............................         248               808
                                                             ---------
                                                                 2,092
                                                             ---------

TOTAL FOREIGN PREFERRED STOCKS
   (Cost $1,898)........................                         2,092
                                                             ---------

TOTAL INVESTMENTS - 102.2%
   (Cost $114,861) .....................                       136,468
                                                             ---------

NET OTHER ASSETS AND LIABILITIES - (2.2)%                       (2,916)
                                                             ---------

TOTAL NET ASSETS - 100.0%  .............                     $ 133,552
                                                             =========
----------------------------------------------------------------------
*       Non-income producing security


    The accompanying notes are an integral part of the financial statements.
44

                                                               DECEMBER 31, 2000

SCHEDULE OF INVESTMENTS

SMALL CAP FUND(US)

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
CONSUMER CYCLICALS                                                        17.8%
TECHNOLOGY                                                                16.2%
FINANCE                                                                   12.5%
HEALTH CARE                                                                9.3%
CONSUMER STAPLES                                                           8.6%
CAPITAL GOODS                                                              7.7%
INSURANCE                                                                  6.7%
TELECOMMUNICATIONS EQUIPMENT                                               6.3%
ENERGY                                                                     5.8%
U.S GOVERNMENT AGENCYOBLIGATIONS AND NET OTHER ASSETS AND LIABILITIES      3.7%
UTILITIES                                                                  2.6%
TRANSPORTATION                                                             1.5%
BASIC MATERIALS                                                            1.3%

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
COMMON STOCKS - 96.3%

   BASIC MATERIALS - 1.3%
     Cytec Industries*..................       8,500         $     339
     OM Group...........................      11,900               650
                                                             ---------
                                                                   989
                                                             ---------
   CAPITAL GOODS - 7.7%
     Cummins Engine.....................       7,000               266
     Dycom Industries*..................      26,150               940
     Federal Signal.....................      36,300               712
     Griffon*...........................      42,300               333
     Jacobs Engineering Group*..........      19,500               901
     Kaydon.............................      19,900               495
     Mettler-Toledo International*......      19,100             1,039
     MSC Industrial Direct*.............      12,200               220
     Pactiv*............................      38,900               481
     Smith (A.O.).......................      15,800               270
                                                             ---------
                                                                 5,657
                                                             ---------
   CONSUMER CYCLICALS - 17.8%
     American Eagle Outfitters*.........      12,500               528
     Barnes & Noble*....................      23,300               618
     BJ's Wholesale Club*...............      16,200               622
     Borg-Warner Automotive.............       6,400               256
     Bright Horizon Family Solutions*...      13,100               342
     Brightpoint*.......................      47,700               167
     BISYS Group*.......................      14,900               777
     Corporate Executives Board*........      15,000               597
     Cost Plus*.........................      22,700               667
     D.R. Horton........................      42,500             1,039
     Dollar Tree Stores*................      37,550               920
     Duane Reade*.......................      18,300               559
     Ethan Allen Interiors..............       4,200               141
     Extended Stay America*.............      26,400               339
     Furniture Brands International*....      16,000               337
     Getty Images*......................      22,200               710
     Hall Kinion & Associates*..........       9,100               183

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   CONSUMER CYCLICALS (continued)
     Kaufman & Broad Home...............      19,600         $     660
     La-Z-Boy...........................       9,400               148
     Lear*..............................       7,600               189
     Linens 'n Things*..................      25,900               716
     Plexus*............................       7,200               219
     Quiksilver*........................      16,900               327
     Resources Connection*..............       2,400                46
     Too*...............................      12,900               161
     True North Communications..........       8,700               370
     Tweeter Home Entertainment Group*15,700     191
     Watson Wyatt and Co. Holdings*.....       4,300               101
     Westwood One*......................      10,500               203
     Wolverine World Wide...............      38,100               581
     Zale*..............................      10,200               296
                                                             ---------
                                                                13,010
                                                             ---------
   CONSUMER STAPLES - 8.6%
     American Italian Pasta, Class A*...      10,200               274
     Applebee's International...........       6,200               195
     Belo (A.H.), Class A...............      20,400               326
     California Pizza Kitchen*..........       4,200               119
     CEC Entertainment*.................      27,500               938
     Cheesecake Factory (The)*..........      21,700               833
     Constellation Brands, Class A*.....      10,300               605
     Gemstar-TV Guide International*....       8,900               413
     Mediacom Communications*...........      14,000               241
     Morrison Management Specialists....       3,870               135
     Ruby Tuesday.......................      24,600               375
     Scotts (The), Class A*.............      14,100               521
     Sonic*.............................      22,350               521
     Suiza Foods*.......................      17,400               835
                                                             ---------
                                                                 6,331
                                                             ---------
   ENERGY - 5.8%
     Helmerich & Payne..................      22,800             1,000
     Louis Dreyfus Natural Gas*.........      12,100               554
     Marine Drilling*...................      17,500               468
     Ocean Energy.......................      41,200               716
     Tidewater..........................      14,100               626
     Valero Energy......................      12,000               446
     Westport Resources*................      19,500               428
                                                             ---------
                                                                 4,238
                                                             ---------
   FINANCE - 12.5%
     AmeriCredit*.......................      10,800               294
     Associated Banc....................      16,830               511
     Cabot Industrial Trust, REIT.......      36,300               697
     Colonial BancGroup.................      51,100               549
     Commercial Federal.................      17,700               344
     Compass Bancshares.................      22,400               535
     Cullen/Frost Bankers...............      21,500               899
     Dime Bancorp.......................      20,700               612
     Doral Financial....................      16,100               389
     Financial Federal*.................      17,600               420
     Hudson United Bancorp..............      12,910               270
     Kilroy Realty, REIT................      20,300               580
     Metris.............................      12,450               328
     Pan Pacific Retail Properties, REIT      33,600               750
     Prentiss Properties Trust, REIT....      22,400               603
     Reckson Associates Realty, REIT....      19,500               489
     Webster Financial..................      14,600               413
     Westamerica Bancorporation.........      11,700               503
                                                             ---------
                                                                 9,186
                                                             ---------

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   HEALTH CARE - 9.3%
     AmeriSource Health, Class A*.......       5,500         $     278
     Charles River Laboratories
      International*....................       9,000               246
     CIMA Labs*.........................      12,700               826
     Community Health Care *............      17,200               602
     Cooper Cos. (The)..................       8,300               331
     Cubist Pharmaceuticals*............       8,600               249
     Esperion Therapeutics*.............       9,600               104
     Exelixis*..........................       4,000                59
     Inhale Therapeutic Systems*........      13,400               677
     Inspire Pharmaceuticals*...........      12,900               336
     IntraBiotics Pharmaceuticals*......      19,200               185
     Invacare...........................      21,200               726
     Neurocrine Biosciences*............      16,000               530
     QLT*...............................       4,400               123
     STERIS*............................      10,900               176
     Trimeris*..........................       9,900               543
     United Therapeutics*...............       6,000                89
     Varian Medical Systems*............      11,000               747
                                                             ---------
                                                                 6,827
                                                             ---------
   INSURANCE - 6.7%
     Everest Reinsurance Holdings.......      19,100             1,368
     Liberty Financial..................      18,600               829
     PartnerRe, Ltd.....................      17,600             1,074
     PMI Group (The)....................       9,500               643
     Presidential Life..................      31,900               477
     Radian Group.......................       6,600               495
                                                             ---------
                                                                 4,886
                                                             ---------
   TECHNOLOGY - 16.2%
     Agile Software*....................       9,000               444
     Broadbase Software*................      43,100               269
     CacheFlow*.........................       7,100               121
     CoorsTek*..........................       6,100               191
     Digital Insight*...................       7,300               132
     eSPEED, Class A*...................      10,100               159
     Extensity*.........................       5,800                35
     Galileo Technology*................      21,400               289
     Henry (Jack) & Associates..........      25,100             1,559
     i2 Technologies*...................      12,610               686
     International Rectifier*...........       7,300               219
     Manugistics Group*.................       7,600               433
     Mercury Computer Systems*..........      14,500               673
     Micrel*............................      29,800             1,004
     NETIQ*.............................      10,700               935
     Network Appliance*.................      13,800               886
     ONYX Software*.....................      12,600               139
     Parametric Technology*.............      19,900               267
     Peregrine Systems*.................      23,000               454
     PMC-Sierra*........................       5,600               440
     Synopsys*..........................      11,800               560
     Take-Two Interactive Software*.....      21,400               246
     TranSwitch*........................      11,100               434
     VERITAS Software*..................      11,660             1,020
     WebEx Communications*..............      12,400               259
                                                             ---------
                                                                11,854

                                             SHARES/          MARKET
DESCRIPTION                             FACE AMOUNT (000)   VALUE (000)
-----------------------------------------------------------------------
   TELECOMMUNICATIONS EQUIPMENT - 6.3%
     ADTRAN*............................       9,300         $     198
     Applied Micro Circuits*............      16,500             1,238
     Black Box*.........................       4,200               203
     Leap Wireless International*.......       5,900               148
     SBA Communications*................      19,000               780
     Tekelec*...........................      26,700               801
     West Teleservices*.................      22,300               627
     Western Multiplex, Class A*........      17,400               120
     XO Communications, Class A*........      28,400               506
                                                             ---------
                                                                 4,621
                                                             ---------
   TRANSPORTATION - 1.5%
     Alexander & Baldwin................      19,700               517
     Gatx...............................       4,500               224
     USFreightways......................      11,100               334
                                                             ---------
                                                                 1,075
                                                             ---------
   UTILITIES - 2.6%
     California Water Service Group.....      13,000               351
     Conectiv...........................      27,000               542
     Nicor..............................      11,200               484
     NUI................................      15,800               509
                                                             ---------
                                                                 1,886
                                                             ---------

TOTAL COMMON STOCKS
   (Cost $62,264).......................                        70,560
                                                             ---------

U.S. GOVERNMENT AGENCY OBLIGATIONS(A) - 12.9%
     Federal Home Loan Bank
      6.200%, 01/19/01..................    $  3,305             3,294
     Freddie Mac Discount Notes
      6.000%, 01/09/01..................         985               984
      6.290%, 01/09/01..................         975               974
      6.400%, 01/09/01..................         225               225
      6.335%, 01/16/01..................         210               208
      6.350%, 01/16/01..................       2,240             2,234
      6.200%, 01/23/01..................          95                95
      6.210%, 01/23/01..................       1,425             1,420
                                                             ---------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost $9,434)........................                         9,434
                                                             ---------

TOTAL INVESTMENTS - 109.2%
   (Cost $71,698) ......................                        79,994
                                                             ---------

NET OTHER ASSETS AND LIABILITIES - (9.2)%                       (6,714)
                                                             ---------

TOTAL NET ASSETS - 100.0%  .............                     $  73,280
                                                             =========
----------------------------------------------------------------------
*       Non-income producing security
(A)     Rate noted represents annualized discount yield at the time of purchase.
REIT    Real Estate Investment Trust

    The accompanying notes are an integral part of the financial statements.
46

                                                               DECEMBER 31, 2000

SCHEDULE OF INVESTMENTS

REAL ESTATE FUND(US)
[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
OFFICE PROPERTY                                                         27.6%
RESIDENTIAL                                                             25.0%
RETAIL                                                                  19.1%
INDUSTRAIL                                                              14.1%
DIVERSIFIED                                                              6.8%
HOTELS                                                                   4.2%
REPURCHASE AGREEMENT AND NET OTHER ASSETS AND LIABILITIES                2.0%
SELF-STORAGE                                                             1.2%

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
COMMON STOCKS - 98.0%

   DIVERSIFIED - 6.8%
     Catellus Development*..............      25,000         $     438
     Colonial Properties Trust..........       8,100               211
     Vornado Realty Trust...............      21,600               828
                                                             ---------
                                                                 1,477
                                                             ---------

   HOTELS - 4.2%
     Host Marriott......................      23,500               304
     Orient Express Hotels..............       5,000               108
     Starwood Hotels & Resorts Worldwide      14,100               497
                                                             ---------
                                                                   909
                                                             ---------

   INDUSTRIAL - 14.1%
     AMB Property.......................      23,485               606
     CenterPoint Properties.............      15,100               713
     Duke-Weeks Realty..................      38,080               938
     ProLogis Trust.....................      36,100               803
                                                             ---------
                                                                 3,060
                                                             ---------

   MISCELLANEOUS - 0.0%
     VelocityHSI (A)....................       4,740                --
                                                             ---------

   OFFICE PROPERTIES - 27.6%
     Alexandria Real Estate Equities....      15,675               583
     Boston Properties..................      24,585             1,069
     Cousins Properties.................      17,450               488
     Equity Office Properties Trust.....      61,210             1,997
     Parkway Properties.................       4,600               137
     Reckson Associates Realty..........      21,600               541
     Spieker Properties.................      21,500             1,078
     Trizec Hahn........................       7,300               110
                                                             ---------
                                                                 6,003
                                                             ---------

                                             SHARES/          MARKET
DESCRIPTION                             FACE AMOUNT (000)   VALUE (000)
-----------------------------------------------------------------------
   RESIDENTIAL - 25.0%
     Apartment Investment & Management..      15,885         $     793
     Archstone Communities Trust........      41,900             1,079
     AvalonBay Communities..............      23,324             1,169
     BRE Properties, Class A............      24,090               763
     Equity Residential Properties Trust      23,300             1,289
     Manufactured Home Communities......      11,700               339
                                                             ---------
                                                                 5,432
                                                             ---------

   RETAIL - 19.1%
     CBL & Associates Properties........      15,900               402
     General Growth Properties..........      17,200               622
     Kimco Realty.......................      21,200               937
     Mills..............................      27,725               459
     Pan Pacific Retail Properties......      27,900               623
     Simon Property Group...............      30,500               732
     Weingarten Realty Investors........       8,700               381
                                                             ---------
                                                                 4,156
                                                             ---------

   SELF-STORAGE - 1.2%
     Shurgard Storage Centers...........      11,000               269
                                                             ---------

TOTAL COMMON STOCKS
   (Cost $19,243).......................                        21,306
                                                             ---------

REPURCHASE AGREEMENT - 2.1%
     Morgan Stanley
      6.250%, dated 12/29/00, matures
      01/02/01, repurchase price
      $451,940 (collateralized by
      U.S. Treasury Instruments,
      total market value: $474,008).....    $    452               452
                                                             ---------

TOTAL REPURCHASE AGREEMENT
   (Cost $452)..........................                           452
                                                             ---------

TOTAL INVESTMENTS - 100.1%
   (Cost $19,695) ......................                        21,758
                                                             ---------

NET OTHER ASSETS AND LIABILITIES - (0.1)%                          (14)
                                                             ---------

TOTAL NET ASSETS - 100.0%  .............                     $  21,744
                                                             =========
----------------------------------------------------------------------
*       Non-income producing security
(A)     Less than $500 in market value

    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS

ASIAN TIGERS FUND(US)

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
BANKS                                                                   16.5%
COMMUNICATION SERVICES                                                  13.4%
FINANCE                                                                 11.9%
INDUSTRIAL                                                              10.9%
TECHNOLOGY                                                              10.6%
DIVERSIFIED                                                             10.1%
BASIC MATERIALS                                                          7.4%
UTILITIES                                                                5.7%
TRANSPORTATION                                                           4.5%
CONSUMER CYCLICALS                                                       3.7%
CONSUMER STAPLES                                                         2.9%
HEALTH CARE                                                              1.9%
ENERGY                                                                   1.0%
NET OTHER ASSETS AND LIABILITIES                                        (0.5)%

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
FOREIGN COMMON STOCKS - 100.5%

   CHINA - 35.6%
     Amoy Properties....................     175,000         $     195
     Beijing Datang Power
      Generation, Class H...............     196,000                51
     Cathay Pacific Airways.............      75,000               138
     Cheung Kong Holdings...............      34,000               435
     China Mobile (Hong Kong)*..........     120,000               655
     China Unicom*......................      58,000                89
     Citic Pacific......................      61,000               216
     CLP Holdings.......................      49,000               244
     Cosco Pacific......................     158,000               123
     Hang Seng Bank.....................      41,000               552
     Henderson Land Development.........      29,000               148
     Hong Kong & China Gas..............     110,647               162
     HSBC Holdings......................      24,800               367
     Hutchison Whampoa..................      84,600             1,055
     i-CABLE Communications*............      50,000                21
     Johnson Electric Holdings..........     180,400               278
     Legend Holdings....................     116,000                73
     Li & Fung..........................      27,000                49
     MTR*...............................      25,000                44
     Pacific Century CyberWorks*........     421,538               273
     PetroChina.........................     650,000               108
     Shanghai Industrial Holdings.......      58,000               106
     Sun Hung Kai Properties............      68,000               678
     Swire Pacific, Class A.............      48,000               346
     Varitronix International...........      56,000                51
     Wheelock & Co......................      80,000                66
                                                             ---------
                                                                 6,523
                                                             ---------

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   INDIA - 11.2%
     Hindalco Industries, SP GDR........      16,000         $     292
     ICICI, SP ADR......................      10,500               110
     Infosys Technologies,  SP ADR......       3,000               277
     ITC, SP GDR........................      14,200               273
     Ranbaxy Laboratories, GDR..........      21,200               344
     Reliance Industries, GDR...........      27,000               442
     Satyam Infoway,  ADR*..............      14,000                51
     State Bank of India, GDR...........      15,500               128
     Wipro,  ADR*.......................       2,700               135
                                                             ---------
                                                                 2,052
                                                             ---------

   INDONESIA - 0.7%
     PT Astra International.............      40,000                 8
     PT Gudang Garam....................      17,500                24
     PT Hanjaya Mandala Sampoerna.......      10,000                15
     PT Indah Kiat Pulp & Paper WTS*
      (Expires 07/11/02)................      29,288                 1
     PT Indah Kiat Pulp & Paper*........     104,805                 9
     PT Indofood Sukses Makmur*.........     145,000                12
     PT Semen Gresik (Persero)..........      16,100                10
     PT Telekomunikasi Indonesia........     250,320                53
                                                             ---------
                                                                   132
                                                             ---------

   MALAYSIA - 5.3%
     AMMB Holdings......................      25,000                22
     British American Tobacco...........      17,000               157
     Commerce Asset-Holdings............      34,000                73
     IOI................................      70,000                47
     Malakoff...........................      20,000                50
     Malayan Banking....................      50,000               178
     Resorts World......................      40,000                64
     Telekom Malaysia...................      69,000               205
     Tenaga Nasional....................      50,000               153
     United Engineers (Malaysia)........      30,000                23
                                                             ---------
                                                                   972
                                                             ---------

   PHILIPPINES - 1.4%
     ABS-CBN Broadcasting, PDR..........      20,000                20
     Ayala Land.........................     144,000                16
     Manila Electric, Class B...........      25,104                25
     Metropolitan Bank & Trust*.........       7,810                29
     Philippine Long Distance Telephone.       1,000                17
     Philippine Long Distance
      Telephone,  SP ADR................       4,000                71
     San Miguel, Class B................      20,595                23
     SM Prime Holdings..................     432,000                50
                                                             ---------
                                                                   251
                                                             ---------


    The accompanying notes are an integral part of the financial statements.
48

                                                               DECEMBER 31, 2000

SCHEDULE OF INVESTMENTS

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   SINGAPORE - 13.7%
     Capitaland*........................      72,250         $     125
     Chartered Semiconductor
      Manufacturing*....................      27,000                74
     City Developments..................      33,800               157
     DBS Group Holdings.................      43,313               490
     Keppel Telecommunications &
      Transportation....................      36,000                24
     Neptune Orient Lines*..............      73,000                57
     Omni Industries....................       8,000                12
     Oversea-Chinese Banking............      44,468               331
     Singapore Airlines.................      42,700               424
     Singapore Press Holdings...........      14,582               215
     Singapore Technologies Engineering.      95,000               153
     Singapore Telecommunications.......     150,000               233
     United Overseas Bank...............      23,012               173
     Venture Manufacturing (Singapore)..       7,000                47
                                                             ---------
                                                                 2,515
                                                             ---------

   SOUTH KOREA - 14.8%
     H&CB...............................       9,010               204
     Hyundai Electronics Industries*....       3,000                10
     Hyundai Motor......................      14,000               134
     Kookmin Bank.......................      15,389               181
     Korea Electric Power...............      19,430               362
     Korea Telecom......................       2,410               128
     L.G. Chemical......................       7,120                64
     LG Electronics.....................       3,570                34
     Mirae, SP ADR......................       6,000                 9
     Pohang Iron & Steel................       2,120               128
     Samsung Electro-Mechanics..........       2,820                76
     Samsung Electronics................       5,306               663
     Shinhan Bank.......................      16,670               137
     SK Telecom.........................       2,910               582
                                                             ---------
                                                                 2,712
                                                             ---------

   TAIWAN - 15.8%
     Acer, GDR..........................      44,375               103
     Advanced Semiconductor
      Engineering*......................      65,750                45
     Advanced Semiconductor
      Engineering, Series E, ADR*.......      21,040                64
     ASE Test*..........................      17,000               145
     Cathay Life Insurance..............     105,000               184
     China Steel, SP GDR................      16,728               199
     Chinatrust Commercial Bank*........     290,000               174
     Compeq Manufacturing*..............      57,600               244
     Evergreen Marine, SP GDR*..........      22,049               166
     Hon Hai Precision Industry, GDR....      26,000               306
     Nan Ya Plastic.....................     100,000               112
     Realtek Semiconductor..............      35,000                95
     Taiwan Semiconductor
      Manufacturing, SP ADR*............      36,084               622
     United Microelectronics*...........     292,000               425
                                                             ---------
                                                                 2,884
                                                             ---------

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   THAILAND (F) - 2.0%
     Advanced Info Service*.............      11,100         $     107
     BEC World..........................      14,000                65
     Delta Electronics (Thailand).......       7,790                33
     PTT Exploration and
      Production Public.................      35,000                81
     Siam Cement*.......................       7,000                66
     TelecomAsia*.......................      52,000                21
     TelecomAsia, RTS* (A)..............      50,525                --
                                                             ---------
                                                                   373
                                                             ---------

TOTAL FOREIGN COMMON STOCKS
   (Cost $23,180).......................                        18,414
                                                             ---------

TOTAL INVESTMENTS - 100.5%
   (Cost $23,180) ......................                        18,414
                                                             ---------

NET OTHER ASSETS AND LIABILITIES - (0.5)%                          (90)
                                                             ---------

TOTAL NET ASSETS - 100.0%  .............                     $  18,324
                                                             =========
----------------------------------------------------------------------
*          Non-income producing security
(A)        Less than $500 in market value
(F)        Foreign Registry Shares
ADR        American Depositary Receipt
GDR        Global Depositary Receipt
PDR        Philippine Depositary Receipt
RTS        Rights
SP ADR     Sponsored American Depositary Receipt
SP GDR     Sponsored Global Depositary Receipt
WTS        Warrants



    The accompanying notes are an integral part of the financial statements.

SCHEDULE OF INVESTMENTS

LATIN AMERICA EQUITY FUND(US)

[GRAPHIC OMITTED: EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC]
CONSUMER STAPLES                                                        27.4%
COMMUNICATION SERVICES                                                  23.4%
FINANCE                                                                 14.1%
DIVERSIFIED                                                             10.5%
UTILITES                                                                 7.8%
BASIC MATERIALS                                                          4.8%
ENERGY                                                                   4.4%
INDUSTRIAL                                                               3.4%
CONSUMER CYCLICALS                                                       1.7%
HEALTH CARE                                                              1.3%
NET OTHER ASSETS AND LIABILITIES                                         1.2%

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
FOREIGN COMMON STOCKS - 63.9%

   ARGENTINA - 2.1%
     IRSA Inversiones y
      Representaciones,
      Class B..........................      163,522         $     274
     Telecom Argentina Stet - France
      Telecom, SP ADR..................       11,350               178
                                                             ---------
                                                                   452
                                                             ---------

   BRAZIL - 11.4%
     Bompreco Supermercados do
      Nordeste, SP GDR* (A)............       31,500               189
     CIA Paranaense de Energia-Copel...   47,000,000               313
     Light Participacoes*..............   43,000,000                65
     Petroleo Brasileiro...............       35,300               878
     Tele Celular Sul Participacoes....   41,100,000               367
     Tele Norte Leste Participacoes....   19,324,542               317
     Telesp Celular Participacoes, ADR.       10,000               270
                                                             ---------
                                                                 2,399
                                                             ---------

   CHILE - 4.9%
     Cia de Telecomunicaciones
      de Chile, SP ADR.................       15,500               204
     Cristalerias de Chile, SP ADR.....       12,100               201
     Laboratorio Chile, SP ADR.........       15,300               274
     Vina Concha Y Toro, SP ADR........        9,250               361
                                                             ---------
                                                                 1,040
                                                             ---------

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   MEXICO - 42.0%
     Alfa, Class A......................       7,000         $       9
     Carso Global Telecom, Class A1*....     204,911               391
     Cemex, SP ADR*.....................      10,982               198
     Cemex, SP ADR, WTS*
      (expires 12/13/02)*...............       1,766                 2
     Consorcio Ara*.....................     217,000               258
     Controladora Comercial Mexicana,
      SP ADR............................     233,000               221
     Corporacion Interamericana
      de Entretenimiento, Class B*......      89,218               364
     Fomento Economico
      Mexicano, SP ADR..................      23,800               711
     Grupo Continental..................     140,000               153
     Grupo Elektra......................      52,000                41
     Grupo Elektra, SP GDR..............      45,700               377
     Grupo Financiero Banamex Accival,
      Series O*.........................     771,131             1,268
     Grupo Financiero Bancomer,
      Class O *.........................     850,000               471
     Grupo Industrial Bimbo, Series A...     146,000               205
     Grupo Modelo, Series C.............     108,900               288
     Grupo Sanborns, Series B1*.........     236,500               328
     Grupo Televisa, SP GDR*............      17,100               768
     Organizacion Soriana, Class B*.....      82,000               210
     Telefonos de Mexico, Class L, ADR..      42,030             1,897
     Wal-Mart de Mexico, Series V*......     355,000               706
                                                             ---------
                                                                 8,866
                                                             ---------

   PERU - 1.4%
     Compania de Minas Buenaventura,
      SP ADR............................      20,000               290
     Compania Minera Milpo (B)..........          20                --
                                                             ---------
                                                                   290
                                                             ---------

   UNITED KINGDOM - 2.1%
     Antofagasta........................      65,500               433
                                                             ---------

TOTAL FOREIGN COMMON STOCKS
   (Cost $15,361).......................                        13,480
                                                             ---------

FOREIGN PREFERRED STOCKS - 34.9%

   ARGENTINA - 0.2%
     Nortel Inversora, ADR..............       6,100                49
                                                             ---------


    The accompanying notes are an integral part of the financial statements.
50

                                                               DECEMBER 31, 2000

SCHEDULE OF INVESTMENTS

                                                               MARKET
DESCRIPTION                                  SHARES         VALUE (000)
-----------------------------------------------------------------------
   BRAZIL - 34.7%
     Banco Bradesco, RTS...............    2,023,547         $       7
     Banco Bradesco....................   63,300,000               455
     Banco do Estado de Sao Paulo......    7,900,000               243
     Caemi Mineracao e Metalurgica.....    2,500,000               295
     Centrais Electricas Brasileiras,
      Class B..........................   35,270,000               651
     CIA Brasileira de
      Distribuicao Grupo
      Pao de Acucar, SP GDR............       15,173               554
     CIA Energetica de Minas Gerais....   16,200,000               234
     CIA Paranaense de Energia-Copel
      SP ADR...........................       27,500               232
     CIA Paulista de Forca e Luz
      Class A  (B).....................        4,843                --
     CIA Paulista de Forca e Luz
      Class C  (B).....................        3,484                --
     CIA Vale do Rio Doce, Class A.....       21,850               532
     CIA Vale do Rio Doce,
      Class B* (B).....................       25,000                --
     Companhia de Bebidas
      das Americas.....................       36,830               948
     Duratex...........................   11,356,983               320
     Empresa Paulista de Transmissao
      de Energia Electica..............   22,500,000               150
     Itausa -  Investimentos Itau......      962,055               952
     Perdigao..........................       13,000                99
     Petroleo Brasiliero...............        2,200                52
     Sadia Industria e Comercio........      566,700               337
     Tele Norte Leste Participacoes....   17,474,432               376
     Tele Norte Leste Participacoes,
      ADR..............................       11,709               267
     Telecomunicacoes Brasileiras* (B).    4,000,000                --
     Telecomunicacoes do Parana........   73,325,000               624
                                                             ---------
                                                                 7,328
                                                             ---------

TOTAL FOREIGN PREFERRED STOCKS
   (Cost $7,108).......................                          7,377
                                                             ---------

                                                               MARKET
DESCRIPTION                                 CONTRACTS       VALUE (000)
-----------------------------------------------------------------------
CALL OPTION PURCHASED - 0.0%

   ARGENTINA - 0.0%
     Banco Hipotecario Call Option*
      (Strike Price $7,
      expires 02/01/04)* (A)............          55         $       3
                                                             ---------

TOTAL CALL OPTION PURCHASED
   (Cost $3)............................                             3
                                                             ---------

TOTAL INVESTMENTS - 98.8%
   (Cost $22,472) ......................                        20,860
                                                             ---------

NET OTHER ASSETS AND LIABILITIES - 1.2%                            245
                                                             ---------

TOTAL NET ASSETS - 100.0%  .............                     $  21,105
                                                             =========
----------------------------------------------------------------------
*         Non-income producing security
(A)       Securities deemed illiquid by ABN AMRO Asset
          Management (USA) LLC. At December 31, 2000, these securities amounted to $191,750 or 0.9% of net assets.
(B)       Less than $500 in market value
ADR       American Depositary Receipt
RTS       Rights
SP ADR    Sponsored American Depositary Receipt
SP GDR    Sponsored Global Depositary Receipt
WTS       Warrants

    The accompanying notes are an integral part of the financial statements.

                                                               DECEMBER 31, 2000

STATEMENT OF ASSETS AND LIABILITIES (000)

DECEMBER 31, 2000

                                                                   TREASURY        GOVERNMENT                         TAX-EXEMPT
                                                                 MONEY MARKET     MONEY MARKET      MONEY MARKET     MONEY MARKET
                                                                   FUND(US)         FUND(US)          FUND(US)         FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investment securities at cost .............................  $    131,339     $    355,564      $    228,163     $    443,029
    Repurchase agreements .....................................       101,609          310,844            45,807           37,944
    Net unrealized appreciation ...............................            --               --                --               --
                                                                 ------------     ------------      ------------     ------------
    Total investments at market value .........................       232,948          666,408           273,970          480,973
    Cash ......................................................             5               14                --               --
    Foreign currency (Cost $26)................................            --               --                --               --
    Receivable for investments sold ...........................            --               --                --               --
    Receivable for portfolio shares sold ......................            --              898                50                2
    Dividends and interest receivable .........................         1,139            1,321             2,072            2,480
    Tax reclaim receivable ....................................            --               --                --               --
    Receivable from affiliates/service provider(s) (Note 10) ..            --               --                --               --
    Deferred organizational cost ..............................            --               --                --               --
    Other assets ..............................................            4                10                 6                8
                                                                 ------------     ------------      ------------     ------------
    Total assets ..............................................       234,096          668,651           276,098          483,463
                                                                 ------------     ------------      ------------     ------------
LIABILITIES:
    Distribution payable ......................................         1,117            2,539                --            1,335
    Payable due to custodian ..................................            --               --                --               44
    Payable for foreign currency (Cost $791) ..................            --               --                --               --
    Payable for investment securities purchased ...............            --               --                --               --
    Payable for portfolio shares redeemed .....................            --                2                34               --
    Line of credit due to custodian ...........................            --               --                --               --
    Advisory fee payable ......................................            40              112                46               80
    Administration fee payable ................................            17               43                20               31
    Trustees' fee payable .....................................             1                2                 1                2
    Distribution fees (Note 3) ................................             3               17                21               13
    Shareholder servicing fees (Note 3) .......................            --                5                48               --
    Accrued expenses and other payables .......................            59               82                 6               48
                                                                 ------------     ------------      ------------     ------------
    Total liabilities .........................................         1,237            2,802               176            1,553
                                                                 ------------     ------------      ------------     ------------
NET ASSETS ....................................................  $    232,859     $    665,849      $    275,922     $    481,910
                                                                 ============     ============      ============     ============
NET ASSETS CONSIST OF:
    Paid in capital ...........................................  $    232,851     $    665,821      $    275,918     $    481,911
    Undistributed (distribution in excess of)
        net investment income .................................             9               32                 4               --
    Accumulated net realized gain (loss) on investments
        and foreign currency transactions .....................            (1)              (4)               --               (1)
    Net unrealized appreciation (depreciation) on investments
        and foreign currency related transactions .............            --               --                --               --
                                                                 ------------     ------------      ------------     ------------
TOTAL NET ASSETS ..............................................  $    232,859     $    665,849      $    275,922     $    481,910
                                                                 ============     ============      ============     ============
SHARES OF BENEFICIAL INTEREST
    Common Share Class:
    Net Assets ................................................  $    219,437     $    589,752      $     44,274     $    416,864
                                                                 ============     ============      ============     ============
    Shares of beneficial interest outstanding .................       219,430          589,723            44,297          416,865
                                                                 ============     ============      ============     ============
NET ASSET VALUE, OFFERING AND REDEMPTION - PRICE PER SHARE ....  $       1.00     $       1.00      $       1.00     $       1.00
                                                                 ============     ============      ============     ============
    Investor Share Class:
    Net Assets ................................................  $     13,422     $     76,097      $    231,648     $     65,046
                                                                 ============     ============      ============     ============
    Shares of beneficial interest outstanding .................        13,420           76,099           231,645           65,047
                                                                 ============     ============      ============     ============
NET ASSET VALUE, OFFERING AND REDEMPTION - PRICE PER SHARE ....  $       1.00     $       1.00      $       1.00     $       1.00
                                                                 ============     ============      ============     ============
---------------------------------------------------------------

(1) The Fund commenced operations on December 18, 2000.
(A) Net Assets are less than $500.
(B) Shares of beneficial interest outstanding are less than 500.

                                                                                  TAX-EXEMPT      EUROPE
                                                                  FIXED INCOME   FIXED INCOME  EQUITY GROWTH   BALANCED    VALUE
                                                                    FUND(US)       FUND(US)     FUND(US)(1)    FUND(US)   FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investment securities at cost .............................   $    179,541   $     25,218  $      19,518   $ 73,460   $125,339
    Repurchase agreements .....................................            140             --             --        501         --
    Net unrealized appreciation ...............................          4,398          1,757            564        293      8,372
                                                                  ------------   ------------  -------------   --------   --------
    Total investments at market value .........................        184,079         26,975         20,082     74,254    133,711
    Cash ......................................................             --              1            481         --         --
    Foreign currency (Cost $26)................................             --             --             --         --         --
    Receivable for investments sold ...........................             --             --             --         90      5,322
    Receivable for portfolio shares sold ......................             81             --             --        179          4
    Dividends and interest receivable .........................          2,209            376              8        362        147
    Tax reclaim receivable ....................................             --             --             --         --         --
    Receivable from affiliates/service provider(s) (Note 10) ..             --             --            333         --         --
    Deferred organizational cost ..............................             --             --             --         --         --
    Other assets ..............................................              3              1             --          1          3
                                                                  ------------   ------------  -------------   --------   --------
    Total assets ..............................................        186,372         27,353         20,904     74,886    139,187
                                                                  ------------   ------------  -------------   --------   --------
LIABILITIES:
    Distribution payable ......................................            785            102             --         13         12
    Payable due to custodian ..................................             12             --             --         13          1
    Payable for foreign currency (Cost $791) ..................             --             --            791         --         --
    Payable for investment securities purchased ...............             --             --             --        159      5,174
    Payable for portfolio shares redeemed .....................            289              1             --        107        284
    Line of credit due to custodian ...........................             --             --             --         --         --
    Advisory fee payable ......................................             80             11              6         44         86
    Administration fee payable ................................             29              7              3         15         21
    Trustees' fee payable .....................................              1             --             --         --         --
    Distribution fees (Note 3) ................................             --             --             --          1          1
    Shareholder servicing fees (Note 3) .......................             --             --             --          1          1
    Accrued expenses and other payables .......................             19              6             --         13         15
                                                                  ------------   ------------  -------------   --------   --------
    Total liabilities .........................................          1,215            127            800        366      5,595
                                                                  ------------   ------------  -------------   --------   --------
NET ASSETS ....................................................   $    185,157   $     27,226  $      20,104   $ 74,520   $133,592
                                                                  ============   ============  =============   ========   ========
NET ASSETS CONSIST OF:
    Paid in capital ...........................................   $    189,029   $     26,955  $      20,331   $ 73,099   $124,820
    Undistributed (distribution in excess of)
        net investment income .................................             13              2             --          1         --
    Accumulated net realized gain (loss) on investments
        and foreign currency transactions .....................         (8,283)        (1,488)            --      1,127        400
    Net unrealized appreciation (depreciation) on investments
        and foreign currency related transactions .............          4,398          1,757           (227)       293      8,372
                                                                  ------------   ------------  -------------   --------   --------
TOTAL NET ASSETS ..............................................   $    185,157   $     27,226  $      20,104   $ 74,520   $133,592
                                                                  ============   ============  =============   ========   ========
SHARES OF BENEFICIAL INTEREST
    Common Share Class:
    Net Assets ................................................   $    184,907   $     26,971  $      20,104   $ 72,106   $131,303
                                                                  ============   ============  =============   ========   ========
    Shares of beneficial interest outstanding .................         18,585          2,568          2,000      7,065     11,238
                                                                  ============   ============  =============   ========   ========
NET ASSET VALUE, OFFERING AND REDEMPTION - PRICE PER SHARE ....   $       9.95   $      10.50  $       10.05   $  10.21   $  11.68
                                                                  ============   ============  =============   ========   ========
    Investor Share Class:
    Net Assets ................................................   $        250   $        255            N/A   $  2,414   $  2,289
                                                                  ============   ============  =============   ========   ========
    Shares of beneficial interest outstanding .................             25             24            N/A        236        196
                                                                  ============   ============  =============   ========   ========
NET ASSET VALUE, OFFERING AND REDEMPTION - PRICE PER SHARE ....   $      10.01   $      10.48            N/A   $  10.22   $  11.67
                                                                  ============   ============  =============   ========   ========
---------------------------------------------------------------

(1) The Fund commenced operations on December 18, 2000.
(A) Net Assets are less than $500.
(B) Shares of beneficial interest outstanding are less than 500.

                                                                              INTERNATIONAL
                                                                  GROWTH         EQUITY       SMALL CAP   REAL ESTATE
                                                                 FUND(US)       FUND(US)      FUND(US)     FUND(US)
---------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investment securities at cost .............................  $187,569     $     114,861   $  71,698   $    19,243
    Repurchase agreements .....................................    11,182                --          --           452
    Net unrealized appreciation ...............................    37,206            21,607       8,296         2,063
                                                                 --------     -------------   ---------   -----------
    Total investments at market value .........................   235,957           136,468      79,994        21,758
    Cash ......................................................         5                46           2            --
    Foreign currency (Cost $26) ...............................        --                25          --            --
    Receivable for investments sold ...........................        --             2,362         357            --
    Receivable for portfolio shares sold ......................       459               104          72            22
    Dividends and interest receivable .........................        57               158          70            86
    Tax reclaim receivable ....................................        --               168          --            --
    Receivable from affiliates/service provider(s) (Note 10) ..        --                --          --            --
    Deferred organizational cost ..............................        --                --          --            10
    Other assets ..............................................         4                29           1            --
                                                                 --------     -------------   ---------   -----------
    Total assets ..............................................   236,482           139,360      80,496        21,876
                                                                 --------     -------------   ---------   -----------
LIABILITIES:
    Distribution payable ......................................        23                --          --           102
    Payable due to custodian ..................................        --                --          --            --
    Payable for foreign currency (Cost $791) ..................        --                --          --            --
    Payable for investment securities purchased ...............     4,334                --       6,189            --
    Payable for portfolio shares redeemed .....................     1,081             1,379         946            --
    Line of credit due to custodian ...........................        --             4,203          --            --
    Advisory fee payable ......................................       157               130          47            13
    Administration fee payable ................................        33                25          14             6
    Trustees' fee payable .....................................         1                 1          --            --
    Distribution fees (Note 3) ................................        --                --          --            --
    Shareholder servicing fees (Note 3) .......................        --                --          --            --
    Accrued expenses and other payables .......................        29                70          20            11
                                                                 --------     -------------   ---------   -----------
    Total liabilities .........................................     5,658             5,808       7,216           132
                                                                 --------     -------------   ---------   -----------
NET ASSETS ....................................................  $230,824     $     133,552   $  73,280   $    21,744
                                                                 ========     =============   =========   ===========
NET ASSETS CONSIST OF:
    Paid in capital ...........................................  $196,034     $     105,963   $  67,393   $    20,222
    Undistributed (distribution in excess of)
        net investment income .................................        --              (891)         62            --
    Accumulated net realized gain (loss) on investments
        and foreign currency transactions .....................    (2,416)            6,863      (2,471)         (541)
    Net unrealized appreciation (depreciation) on investments
        and foreign currency related transactions .............    37,206            21,617       8,296         2,063
                                                                 --------     -------------   ---------   -----------
TOTAL NET ASSETS ..............................................  $230,824     $     133,552   $  73,280   $    21,744
                                                                 ========     =============   =========   ===========
SHARES OF BENEFICIAL INTEREST
    Common Share Class:
    Net Assets ................................................  $227,801     $     130,699   $  72,709   $    21,744
                                                                 ========     =============   =========   ===========
    Shares of beneficial interest outstanding .................    14,613             7,333       5,405         2,295
                                                                 ========     =============   =========   ===========
NET ASSET VALUE, OFFERING AND REDEMPTION - PRICE PER SHARE ....  $  15.59     $       17.82   $   13.45   $      9.47
                                                                 ========     =============   =========   ===========
    Investor Share Class:
    Net Assets ................................................  $  3,023     $       2,853   $     571   $        --(A)
                                                                 ========     =============   =========   ===========
    Shares of beneficial interest outstanding .................       197               162          44            --(B)
                                                                 ========     =============   =========   ===========
NET ASSET VALUE, OFFERING AND REDEMPTION - PRICE PER SHARE ....  $  15.39     $       17.57   $   13.17   $     12.54
                                                                 ========     =============   =========   ===========
---------------------------------------------------------------

(1) The Fund commenced operations on December 18, 2000.
(A) Net Assets are less than $500.
(B) Shares of beneficial interest outstanding are less than 500.

    The accompanying notes are an integral part of the financial statements.
                                      52-53

STATEMENT OF ASSETS AND LIABILITIES (000)

December 31, 2000

                                                                                 LATIN AMERICA
                                                                ASIAN TIGERS        EQUITY
                                                                  FUND(US)         FUND(US)
----------------------------------------------------------------------------------------------
ASSETS:
    Investment securities at cost ...........................   $     23,180     $      22,472
    Net unrealized depreciation .............................         (4,766)           (1,612)
                                                                ------------     -------------
    Total investments at market value .......................         18,414            20,860
    Cash ....................................................            113                --
    Foreign currency (Cost $30 and $385, respectively) ......             28               388
    Receivable for investments sold .........................             --                --
    Receivable for portfolio shares sold ....................             34                28
    Dividends and interest receivable .......................              7               114
    Deferred organizational cost ............................             --                 1
    Other assets ............................................             88                96
                                                                ------------     -------------
    Total assets ............................................         18,684            21,487
                                                                ------------     -------------
LIABILITIES:
    Payable due to custodian ................................             --               321
    Payable for portfolio shares redeemed ...................            301                12
    Advisory fee payable ....................................             17                18
    Administration fee payable ..............................              9                 7
    Accrued expenses and other payables .....................             33                24
                                                                ------------     -------------
    Total liabilities .......................................            360               382
                                                                ------------     -------------
NET ASSETS ..................................................   $     18,324     $      21,105
                                                                ============     =============
NET ASSETS CONSIST OF:
    Paid in capital .........................................   $     28,327     $      24,363
    Undistributed (distribution in excess of)
        net investment income ...............................            (14)              (47)
    Accumulated net realized loss on investments
        and foreign currency transactions ...................         (5,221)           (1,574)
    Net unrealized depreciation on investments
        and foreign currency related transactions ...........         (4,768)           (1,637)
                                                                ------------     -------------
TOTAL NET ASSETS ............................................   $     18,324     $      21,105
                                                                ============     =============
SHARES OF BENEFICIAL INTEREST
    Common Share Class:
    Net Assets ..............................................   $     18,135     $      21,105
                                                                ============     =============
    Shares of beneficial interest outstanding ...............          2,683             2,001
                                                                ============     =============
NET ASSET VALUE, OFFERING AND REDEMPTION - PRICE PER SHARE ..   $       6.76     $       10.55
                                                                ============     =============
    Investor Share Class:
    Net Assets ..............................................   $        189               N/A
                                                                ============     =============
    Shares of beneficial interest outstanding ...............             28               N/A
                                                                ============     =============
NET ASSET VALUE, OFFERING AND REDEMPTION - PRICE PER SHARE ..   $       6.66               N/A
                                                                ============     =============

    The accompanying notes are an integral part of the financial statements.
54

                                                               DECEMBER 31, 2000

STATEMENT OF OPERATIONS (000)

For the Year Ended December 31, 2000

                                                                   TREASURY        GOVERNMENT                         TAX-EXEMPT
                                                                 MONEY MARKET     MONEY MARKET      MONEY MARKET     MONEY MARKET
                                                                   FUND(US)         FUND(US)          FUND(US)         FUND(US)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends ............................................        $        --      $         --      $        --      $        365
   Interest .............................................             16,204            37,341           46,728            19,768
                                                                 -----------      ------------      -----------      ------------
   Total investment income ..............................             16,204            37,341           46,728            20,133
                                                                 -----------      ------------      -----------      ------------
EXPENSES:
   Investment advisory fees (Note 5) ....................                942             1,195            2,664             1,710
   Administration fees (Note 3) .........................                442               934            1,180               772
   Custody fees .........................................                 12                19               41                28
   Transfer agency fees .................................                 33                49               58                43
   Professional fees ....................................                 27                45               49                39
   Registration & filing fees ...........................                 20                27               22                29
   Printing fees ........................................                 21                55               51                45
   Trustees' fees .......................................                  6                14               17                11
   Distribution fees (Note 3) (1) .......................                 27               224              599               173
   Shareholder servicing fees (Note 3) (2) ..............                 27               224              599               173
   Miscellaneous ........................................                 59                87              159                13
                                                                 -----------      ------------      -----------      ------------
   Total expenses before waivers ........................              1,616             2,873            5,439             3,036
     Less: Investment advisory fees waived (Note 5) .....               (404)               --           (1,142)             (733)
     Less: Administration fees waived (Note 3) ..........               (215)             (478)            (609)             (391)
     Less: Shareholder servicing fees waived (Note 3) ...                (27)             (162)            (335)             (173)
                                                                 -----------      ------------      -----------      ------------
   Net expenses .........................................                970             2,233            3,353             1,739
                                                                 -----------      ------------      -----------      ------------
NET INVESTMENT INCOME ...................................             15,234            35,108           43,375            18,394
                                                                 -----------      ------------      -----------      ------------
REALIZED GAIN ON INVESTMENTS
   Net realized gain from securities transactions .......                  1                --               --                --
                                                                 -----------      ------------      -----------      ------------
   Net gain on investments ..............................                  1                --               --                --
                                                                 -----------      ------------      -----------      ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ............................        $    15,235      $     35,108      $    43,375      $     18,394
                                                                 ===========      ============      ===========      ============

------------------------------------------------------------------------
(1)  All distribution fees are incurred at the Investor Share Class level.
(2)  All shareholder servicing fees are incurred at the Investor Share Class level.

    The accompanying notes are an integral part of the financial statements.
                                                                              55

                                                               DECEMBER 31, 2000

STATEMENT OF OPERATIONS (000)

For the Year Ended December 31, 2000

                                                                                 TAX-EXEMPT           EUROPE
                                                            FIXED INCOME        FIXED INCOME      EQUITY GROWTH           BALANCED
                                                              FUND(US)            FUND(US)         FUND(US)(3)            FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends .............................................. $         --        $         43      $           9           $    585
   Interest ...............................................       12,611               1,470                 --              2,149
   Security lending interest ..............................            5                  --                 --                  1
   Less: foreign taxes withheld ...........................           --                  --                 (1)                --
                                                            ------------        ------------      -------------           --------
   Total investment income ................................       12,616               1,513                  8              2,735
                                                            ------------        ------------      -------------           --------
EXPENSES:
   Investment advisory fees (Note 5) ......................        1,107                 168                  6                578
   Administration fees (Note 3) ...........................          321                  83                  3                172
   Custody fees ...........................................           13                   2                 --                 14
   Transfer agency fees ...................................           30                  21                 --                 24
   Professional fees ......................................           23                  14                 --                 17
   Registration & filing fees .............................           17                  13                  1                 17
   Printing fees ..........................................           16                   2                 --                  7
   Trustees' fees .........................................            4                   1                 --                  2
   Distribution fees (Note 3) (1) .........................            1                   1                 --                  7
   Shareholder servicing fees (Note 3) (2) ................            1                   1                 --                  7
   Amortization of deferred organization costs ............           --                  --                 --                 --
   Miscellaneous ..........................................           18                   1                 --                  3
                                                            ------------        ------------      -------------           --------
   Total expenses before waivers ..........................        1,551                 307                 10                848
     Less: Investment advisory fees waived (Note 5) .......         (185)                (28)                --                 --
     Less: Administration fees waived (Note 3) ............          (30)                 (5)                --                 --
                                                            ------------        ------------      -------------           --------
   Net expenses ...........................................        1,336                 274                 10                848
                                                            ------------        ------------      -------------           --------
NET INVESTMENT INCOME (LOSS)                                      11,280               1,239                 (2)             1,887
                                                            ------------        ------------      -------------           --------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized gain (loss) from securities transactions ..       (2,581)                151                 --              5,865
   Net realized gain (loss) from foreign currency
     transactions and foreign currency contracts ..........           --                  --                 --                 --
   Net increase from payments by affiliates/service
     provider(s)(Note 10) .................................            --                 --                333                 --
   Net change in unrealized appreciation (depreciation)
     of investments .......................................        9,918               1,664                564            (11,429)
     on foreign currency and translation of other assets
     and liabilities in foreign currencies ................           --                  --               (791)                --
                                                            ------------        ------------      -------------           --------
   Net gain (loss) on investments .........................        7,337               1,815                106             (5,564)
                                                            ------------        ------------      -------------           --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .............................. $     18,617        $      3,054      $         104           $ (3,677)
                                                            ============        ============      =============           ========

------------------------------------------------------------
(1)  All distribution fees are incurred at the Investor Share Class level.
(2)  All shareholder servicing fees are incurred at the Investor Share Class level.
(3)  Commenced operations on December 18, 2000.

                                                                                           INTERNATIONAL
                                                               VALUE         GROWTH           EQUITY               SMALL CAP
                                                              FUND(US)       FUND(US)        FUND(US)               FUND(US)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends ..............................................   $  2,666      $   1,120      $       2,603           $     617
   Interest ...............................................         --            642                 --                 274
   Security lending interest ..............................          1              2                 --                   1
   Less: foreign taxes withheld ...........................         --             --               (279)                 --
                                                              --------      ---------      -------------           ---------
   Total investment income ................................      2,667          1,764              2,324                 892
                                                              --------      ---------      -------------           ---------
EXPENSES:
   Investment advisory fees (Note 5) ......................      1,115          1,760              2,032                 553
   Administration fees (Note 3) ...........................        254            370                353                 149
   Custody fees ...........................................         23             13                147                  29
   Transfer agency fees ...................................         27             31                 39                  23
   Professional fees ......................................         20             24                 24                  16
   Registration & filing fees .............................         16             21                 19                  17
   Printing fees ..........................................         12             21                 17                   7
   Trustees' fees .........................................          3              5                  5                   2
   Distribution fees (Note 3) (1) .........................          6              9                  9                   2
   Shareholder servicing fees (Note 3) (2) ................          6              9                  9                   2
   Amortization of deferred organization costs ............         --             --                 --                  --
   Miscellaneous ..........................................          8             10                 30                   1
                                                              --------      ---------      -------------           ---------
   Total expenses before waivers ..........................      1,490          2,273              2,684                 801
     Less: Investment advisory fees waived (Note 5) .......         --             --                 --                  --
     Less: Administration fees waived (Note 3) ............         --             --                 --                  --
                                                              --------      ---------      -------------           ---------
   Net expenses ...........................................      1,490          2,273              2,684                 801
                                                              --------      ---------      -------------           ---------
NET INVESTMENT INCOME (LOSS)                                     1,177           (509)              (360)                 91
                                                              --------      ---------      -------------           ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized gain (loss) from securities transactions ..        761          9,858             17,788                (271)
   Net realized gain (loss) from foreign currency
     transactions and foreign currency contracts ..........         --             --                 54                  --
   Net increase from payments by affiliates/service
     provider(s)(Note 10) .................................         --             --                 --                  --
   Net change in unrealized appreciation (depreciation)
     of investments .......................................     (3,468)       (22,753)           (67,890)              4,253
     on foreign currency and translation of other assets
     and liabilities in foreign currencies ................         --             --                 18                  --
                                                              --------      ---------      -------------           ---------
   Net gain (loss) on investments .........................     (2,707)       (12,895)           (50,030)              3,982
                                                              --------      ---------      -------------           ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..............................   $ (1,530)     $ (13,404)     $     (50,390)          $   4,073
                                                              ========      =========      =============           =========

------------------------------------------------------------
(1)  All distribution fees are incurred at the Investor Share Class level.
(2)  All shareholder servicing fees are incurred at the Investor Share Class level.
(3)  Commenced operations on December 18, 2000.

                                                                                              LATIN AMERICA
                                                             REAL ESTATE       ASIAN TIGERS       EQUITY
                                                               FUND(US)           FUND(US)       FUND(US)
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends ..............................................  $       892       $        636   $         482
   Interest ...............................................           52                 --              --
   Security lending interest ..............................           --                 --              --
   Less: foreign taxes withheld ...........................           --                (50)            (36)
                                                             -----------       ------------   -------------
   Total investment income ................................          944                586             446
                                                             -----------       ------------   -------------
EXPENSES:
   Investment advisory fees (Note 5) ......................          144                361             288
   Administration fees (Note 3) ...........................           38                106              87
   Custody fees ...........................................            1                 87              63
   Transfer agency fees ...................................           24                 31              20
   Professional fees ......................................           13                 14              14
   Registration & filing fees .............................           14                 27              15
   Printing fees ..........................................            2                  2               2
   Trustees' fees .........................................           --                  1               1
   Distribution fees (Note 3) (1) .........................           --                  1              --
   Shareholder servicing fees (Note 3) (2) ................           --                  1              --
   Amortization of deferred organization costs ............            5                 --               2
   Miscellaneous ..........................................            3                  7               5
                                                             -----------       ------------   -------------
   Total expenses before waivers ..........................          244                638             497
     Less: Investment advisory fees waived (Note 5) .......          (43)                --              --
     Less: Administration fees waived (Note 3) ............           (2)                --              --
                                                             -----------       ------------   -------------
   Net expenses ...........................................          199                638             497
                                                             -----------       ------------   -------------
NET INVESTMENT INCOME (LOSS)                                         745                (52)            (51)
                                                             -----------       ------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized gain (loss) from securities transactions ..         (536)             4,346           4,166
   Net realized gain (loss) from foreign currency
     transactions and foreign currency contracts ..........           --              (142)            (314)
   Net increase from payments by affiliates/service
     provider(s)(Note 10) .................................           --                 --              --
   Net change in unrealized appreciation (depreciation)
     of investments .......................................        3,128            (18,265)         (9,958)
     on foreign currency and translation of other assets
     and liabilities in foreign currencies ................           --                 --              (3)
                                                             -----------       ------------   -------------
   Net gain (loss) on investments .........................        2,592            (14,061)         (6,109)
                                                             -----------       ------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS ..............................  $     3,337       $    (14,113)  $      (6,160)
                                                             ===========       ============   =============

------------------------------------------------------------
(1)  All distribution fees are incurred at the Investor Share Class level.
(2)  All shareholder servicing fees are incurred at the Investor Share Class level.
(3)  Commenced operations on December 18, 2000.


    The accompanying notes are an integral part of the financial statements.
                                     56-57

                                                               DECEMBER 31, 2000

STATEMENT OF CHANGES IN NET ASSETS (000)

For the Years Ended December 31,

                                                                TREASURY                    GOVERNMENT
                                                              MONEY MARKET                MONEY MARKET              MONEY MARKET
                                                                FUND(US)                    FUND(US)                  FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
                                                            2000        1999          2000        1999        2000         1999
------------------------------------------------------------------------------------------------------------------------------------

 OPERATIONS:
   Net investment income .............................. $    15,234  $    14,057   $  35,108   $   24,285  $    43,375  $    62,522
   Net realized gain (loss) from security and foreign
     currency transactions ............................           1            3          --           --           --           --
   Net change in unrealized appreciation
     (depreciation) on investments ....................          --           --          --           --           --           --
                                                        -----------  -----------   ---------   ----------  -----------  -----------
   Net increase (decrease) in net assets resulting
        from operations ...............................      15,235       14,060      35,108       24,285       43,375       62,522
                                                        -----------  -----------   ---------   ----------  -----------  -----------
 DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class ...............................     (14,641)     (13,516)    (30,087)     (20,350)     (29,816)     (52,278)
     Investor Share Class .............................        (593)        (541)     (5,021)      (3,935)     (13,559)     (10,244)
   In excess of net investment income:
     Common Share Class ...............................          --           --          --           --           --           --
     Investor Share Class .............................          --           --          --           --           --           --
   Net realized gains:
     Common Share Class ...............................          --           --          --           --           --           --
     Investor Share Class .............................          --           --          --           --           --           --
                                                        -----------  -----------   ---------   ----------  -----------  -----------
       Total dividends distributed ....................     (15,234)     (14,057)    (35,108)     (24,285)     (43,375)     (62,522)
                                                        -----------  -----------   ---------   ----------  -----------  -----------
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued ......................     565,525      747,343     966,112      901,384    1,301,002    2,396,115
     Shares issued in lieu of distributions ...........         394          443       6,182        3,837        3,070        2,500
     Cost of shares repurchased .......................    (674,389)    (748,105)   (847,061)    (837,500)  (2,397,921)  (2,201,785)
                                                        -----------  -----------   ---------   ----------  -----------  -----------
     Increase (decrease) in net assets derived from
       Common Share Class transactions ................    (108,470)        (319)    125,233       67,721   (1,093,849)     196,830
                                                        -----------  -----------   ---------   ----------  -----------  -----------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued ......................      61,580       71,827     315,326      387,926      970,942      927,874
     Shares issued in lieu of distributions ...........         591          542       5,022        3,931       13,554       10,241
     Cost of shares repurchased .......................     (60,445)     (78,298)   (340,283)    (385,321)  (1,000,503)    (910,038)
                                                        -----------  -----------   ---------   ----------  -----------  -----------
     Increase (decrease) in net assets derived from
        Investor Share Class transactions .............       1,726       (5,929)    (19,935)       6,536      (16,007)      28,077
                                                        -----------  -----------   ---------   ----------  -----------  -----------
     Increase (decrease) in net assets derived from
       capital share transactions .....................    (106,744)      (6,248)    105,298       74,257   (1,109,856)     224,907
                                                        -----------  -----------   ---------   ----------  -----------  -----------
   Net increase(decrease) in net assets ...............    (106,743)      (6,245)    105,298       74,257   (1,109,856)     224,907
 NET ASSETS INCLUDING LINE (A):
   Beginning of period ................................     339,602      345,847     560,551      486,294    1,385,778    1,160,871
                                                        -----------  -----------   ---------   ----------  -----------  -----------
   End of period ...................................... $   232,859  $   339,602   $ 665,849   $  560,551  $   275,922  $ 1,385,778
                                                        ==========   ===========   =========   ==========  ===========  ===========
   (A) Undistributed net investment income ............ $         9  $         9   $      32   $       32  $         4  $         4
                                                        ==========   ===========   =========   ==========  ===========  ===========
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued ....................................     565,525      747,343     966,112      901,384    1,300,807    2,396,115
     Shares issued in lieu of distributions ...........         394          443       6,182        3,837        3,289        2,500
     Shares repurchased ...............................    (674,389)    (748,105)   (847,061)    (837,500)  (2,397,922)  (2,201,785)
                                                        -----------  -----------   ---------   ----------  -----------  -----------
       Total Common Share Class transactions ..........    (108,470)        (319)    125,233       67,721   (1,093,826)     196,830
                                                        -----------  -----------   ---------   ----------  -----------  -----------
   INVESTOR SHARE CLASS:
     Shares issued ....................................      61,580       71,827     315,326      387,926      970,942      927,874
     Shares issued in lieu of distributions ...........         591          541       5,022        3,931       13,554       10,241
     Shares repurchased ...............................     (60,445)     (78,298)   (340,283)    (385,321)  (1,000,503)    (910,038)
                                                        -----------  -----------   ---------   ----------  -----------  -----------
       Total Investor Share Class transactions ........       1,726       (5,930)    (19,935)       6,536      (16,007)      28,077
                                                        -----------  -----------   ---------   ----------  -----------  -----------
       Net increase (decrease) in capital shares ......    (106,744)      (6,249)    105,298       74,257   (1,109,833)     224,907
                                                        ===========  ===========   =========   ==========  ===========  ===========

                                                               TAX-EXEMPT
                                                              MONEY MARKET                     FIXED INCOME
                                                                FUND(US)                          FUND(US)
-----------------------------------------------------------------------------------------------------------------
                                                           2000          1999                2000         1999
-----------------------------------------------------------------------------------------------------------------

 OPERATIONS:
   Net investment income .............................. $   18,394    $     8,991         $  11,280    $    9,452
   Net realized gain (loss) from security and foreign
     currency transactions ............................         --             --            (2,581)       (5,565)
   Net change in unrealized appreciation
     (depreciation) on investments ....................         --             --             9,918        (7,586)
                                                        ----------    -----------         ---------    ----------
   Net increase (decrease) in net assets resulting
        from operations ...............................     18,394          8,991            18,617        (3,699)
                                                        ----------    -----------         ---------    ----------
 DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class ...............................    (15,942)        (7,257)          (11,275)       (9,432)
     Investor Share Class .............................     (2,452)        (1,734)              (14)          (21)
   In excess of net investment income:
     Common Share Class ...............................         --             --               (89)           --
     Investor Share Class .............................         --             --                (1)           --
   Net realized gains:
     Common Share Class ...............................         --             --                --          (135)
     Investor Share Class .............................         --             --                --            --
                                                        ----------    -----------         ---------    ----------
       Total dividends distributed ....................    (18,394)        (8,991)          (11,379)       (9,588)
                                                        ----------    -----------         ---------    ----------
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued ......................  1,089,980        535,359            22,989        59,511
     Shares issued in lieu of distributions ...........        202            186             2,335         2,161
     Cost of shares repurchased .......................   (957,773)      (523,924)          (36,694)      (31,122)
                                                        ----------    -----------         ---------    ----------
     Increase (decrease) in net assets derived from
       Common Share Class transactions ................    132,409         11,621           (11,370)       30,550
                                                        ----------    -----------         ---------    ----------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued ......................    310,898        271,145                 2            37
     Shares issued in lieu of distributions ...........      2,454          1,737                12            20
     Cost of shares repurchased .......................   (314,436)      (274,232)             (175)          (59)
                                                        ----------    -----------         ---------    ----------
     Increase (decrease) in net assets derived from
        Investor Share Class transactions .............     (1,084)        (1,350)             (161)           (2)
                                                        ----------    -----------         ---------    ----------
     Increase (decrease) in net assets derived from
       capital share transactions .....................    131,325         10,271           (11,531)       30,548
                                                        ----------    -----------         ---------    ----------
   Net increase(decrease) in net assets ...............    131,325         10,271            (4,293)       17,261
 NET ASSETS INCLUDING LINE (A):
   Beginning of period ................................    350,585        340,314           189,450       172,189
                                                        ----------    -----------         ---------    ----------
   End of period ...................................... $  481,910    $   350,585         $ 185,157    $ 189,450
                                                        ==========    ===========         =========    ==========
   (A) Undistributed net investment income ............ $       --    $        --         $      13    $        9
                                                        ==========    ===========         =========    ==========
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued ....................................  1,089,980        535,359             2,414         6,093
     Shares issued in lieu of distributions ...........        202            186               224           218
     Shares repurchased ...............................   (957,773)      (523,924)           (3,805)       (3,138)
                                                        ----------    -----------         ---------    ----------
       Total Common Share Class transactions ..........    132,409         11,621            (1,167)        3,173
                                                        ----------    -----------         ---------    ----------
   INVESTOR SHARE CLASS:
     Shares issued ....................................    310,898        271,145                --             4
     Shares issued in lieu of distributions ...........      2,454          1,737                 1             2
     Shares repurchased ...............................   (314,436)      (274,231)              (18)           (6)
                                                        ----------    -----------         ---------    ----------
       Total Investor Share Class transactions ........     (1,084)        (1,349)              (17)           --
                                                        ----------    -----------         ---------    ----------
       Net increase (decrease) in capital shares ......    131,325         10,272            (1,184)        3,173
                                                        ==========    ===========         =========    ==========

    The accompanying notes are an integral part of the financial statements.
                                      59-59

                                                               DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS (000)

For the Years Ended December 31,

                                                               TAX EXEMPT             EUROPE
                                                              FIXED INCOME         EQUITY GROWTH           BALANCED
                                                                FUND(US)             FUND(US)(1)            FUND(US)
---------------------------------------------------------------------------------------------------------------------------
                                                            2000         1999          2000            2000         1999
---------------------------------------------------------------------------------------------------------------------------

 OPERATIONS:
   Net investment income (loss) ...................... $     1,239   $     1,441    $      (2)    $     1,887   $    1,653
   Net realized gain (loss) from security and foreign
     currency transactions ...........................         151          (255)          --           5,865        7,090
   Net increase from payments by
     affiliates/service provider(s) ..................          --            --          333              --           --
   Net change in unrealized appreciation
     (depreciation) on investments
     and foreign currency transactions ...............       1,664        (2,029)        (227)        (11,429)        (279)
                                                       -----------   -----------    ---------     -----------   ----------
   Net increase (decrease) in net assets resulting
     from operations .................................       3,054          (843)         104          (3,677)       8,464
                                                       -----------   -----------    ---------     -----------   ----------
 DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class ..............................      (1,235)       (1,424)          --          (1,838)      (1,604)
     Investor Share Class ............................         (11)          (17)          --             (49)         (50)
   In excess of net investment income:
     Common Share Class ..............................          --            --           --             (14)          --
     Investor Share Class ............................          --            --           --              (1)          --
   Net realized gains:
     Common Share Class ..............................          --            --           --          (6,587)      (5,663)
     Investor Share Class ............................          --            --           --            (226)        (223)
   In excess of net realized gains:
     Common Share Class ..............................          --            --           --              --           --
     Investor Share Class ............................          --            --           --              --           --
                                                       -----------   -----------    ---------     -----------   ----------
   Total dividends distributed .......................      (1,246)       (1,441)          --          (8,715)      (7,540)
                                                       -----------   -----------    ---------     -----------   ----------
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued .....................       3,075         3,738       20,000          13,423       16,813
     Shares issued in lieu of cash distributions .....          15             9           --           7,478        6,126
     Cost of shares repurchased ......................      (7,604)       (6,958)          --         (20,963)     (15,456)
                                                       -----------   -----------    ---------     -----------   ----------
   Increase (decrease) in net assets derived from
     Common Share Class transactions .................      (4,514)       (3,211)      20,000             (62)       7,483
                                                       -----------   -----------    ---------     -----------   ----------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued .....................          36           415           --               9           14
     Shares issued in lieu of cash distributions .....          11            17           --             272          265
     Cost of shares repurchased ......................        (187)         (588)          --            (676)        (767)
                                                       -----------   -----------    ---------     -----------   ----------
     Increase (decrease) in net assets derived from
       Investor Share Class transactions .............        (140)         (156)          --            (395)        (488)
                                                       -----------   -----------    ---------     -----------   ----------
     Increase (decrease) in net assets derived from
       capital share transactions ....................      (4,654)       (3,367)      20,000            (457)       6,995
                                                       -----------   -----------    ---------     -----------   ----------

   Net increase(decrease) in net assets ..............      (2,846)       (5,651)      20,104         (12,849)       7,919
 NET ASSETS INCLUDING LINE (A):
   Beginning of period ...............................      30,072        35,723           --          87,369       79,450
                                                       -----------   -----------    ---------     -----------   ----------
   End of period ..................................... $    27,226   $    30,072
                                                       ===========   ===========    $  20,104     $    74,520   $   87,369
                                                                                    =========     ===========   ==========
   (A) Undistributed net investment income ........... $         2   $        --    $      --     $         1   $       --
                                                       ===========   ===========    =========     ===========   ==========

 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued ...................................         307           361        2,000           1,167        1,397
     Shares issued in lieu of cash distributions .....           2             1           --             699          515
     Shares repurchased ..............................        (760)         (681)          --          (1,839)      (1,280)
                                                       -----------   -----------    ---------     -----------   ----------
       Total Common Share Class transactions .........        (451)         (319)       2,000              27          632
                                                       -----------   -----------    ---------     -----------   ----------
   INVESTOR SHARE CLASS:
     Shares issued ...................................           4            41           --               1            1
     Shares issued in lieu of cash distributions .....           1             2           --              25           22
     Shares repurchased ..............................         (19)          (58)          --             (58)         (63)
                                                       -----------   -----------    ---------     -----------   ----------
       Total Investor Share Class transactions .......         (14)          (15)          --             (32)         (40)
                                                       -----------   -----------    ---------     -----------   ----------
       Net increase (decrease) in capital shares .....        (465)         (334)       2,000              (5)         592
                                                       ===========   ===========    =========     ===========   ==========

---------------------------------------------------
(1)  Commenced operations on December 18, 2000.

                                                                      VALUE                           GROWTH
                                                                     FUND(US)                         FUND(US)
--------------------------------------------------------------------------------------------------------------------
                                                                2000          1999                2000         1999
--------------------------------------------------------------------------------------------------------------------

 OPERATIONS:
   Net investment income (loss) ......................     $    1,177    $     1,817         $    (509)   $     (378)
   Net realized gain (loss) from security and foreign
     currency transactions ...........................            761         14,540             9,858        20,215
   Net increase from payments by
     affiliates/service provider(s) ..................             --             --                --            --
   Net change in unrealized appreciation
     (depreciation) on investments
     and foreign currency transactions ...............         (3,468)         1,887           (22,753)        3,624
                                                           ----------    -----------         ---------    ----------
   Net increase (decrease) in net assets resulting
     from operations .................................         (1,530)        18,244           (13,404)       23,461
                                                           ----------    -----------         ---------    ----------
 DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class ..............................         (1,170)        (1,769)               --            --
     Investor Share Class ............................             (9)           (18)               --            --
   In excess of net investment income:
     Common Share Class ..............................             --             --                --            --
     Investor Share Class ............................             --             --                --            --
   Net realized gains:
     Common Share Class ..............................         (9,205)        (9,954)          (12,929)      (19,047)
     Investor Share Class ............................           (169)          (217)             (182)         (364)
   In excess of net realized gains:
     Common Share Class ..............................             --             --            (1,881)           --
     Investor Share Class ............................             --             --               (27)           --
                                                           ----------    -----------         ---------    ----------
   Total dividends distributed .......................        (10,553)       (11,958)          (15,019)      (19,411)
                                                           ----------    -----------         ---------    ----------
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued .....................         24,464         25,561            97,392        55,118
     Shares issued in lieu of cash distributions .....          4,605          4,611             8,704        12,272
     Cost of shares repurchased ......................        (39,487)       (53,972)          (46,025)      (60,184)
                                                           ----------    -----------         ---------    ----------
   Increase (decrease) in net assets derived from
     Common Share Class transactions .................        (10,418)       (23,800)           60,071         7,206
                                                           ----------    -----------         ---------    ----------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued .....................            140          2,516                55           449
     Shares issued in lieu of cash distributions .....            173            237               207           362
     Cost of shares repurchased ......................         (1,269)          (759)             (658)         (629)
                                                           ----------    -----------         ---------    ----------
     Increase (decrease) in net assets derived from
       Investor Share Class transactions .............           (956)         1,994              (396)          182
                                                           ----------    -----------         ---------    ----------
     Increase (decrease) in net assets derived from
       capital share transactions ....................        (11,374)       (21,806)           59,675         7,388
                                                           ----------    -----------         ---------    ----------

   Net increase(decrease) in net assets ..............        (23,457)       (15,520)           31,252        11,438
 NET ASSETS INCLUDING LINE (A):
   Beginning of period ...............................        157,049        172,569           199,572       188,134
                                                           ----------    -----------         ---------    ----------
   End of period
 .....................................................     $  133,592    $   157,049         $ 230,824    $  199,572
                                                           ==========    ===========         =========    ==========
   (A) Undistributed net investment income ...........     $       --    $         1         $      --    $       --
                                                           ==========    ===========         =========    ==========

 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued ...................................          2,067          1,969             5,483         3,189
     Shares issued in lieu of cash distributions .....            416            358               536           720
     Shares repurchased ..............................         (3,288)        (4,150)           (2,631)       (3,482)
                                                           ----------    -----------         ---------    ----------
       Total Common Share Class transactions .........           (805)        (1,823)            3,388           427
                                                           ----------    -----------         ---------    ----------
   INVESTOR SHARE CLASS:
     Shares issued ...................................             12            184                 3            26
     Shares issued in lieu of cash distributions .....             16             18                13            21
     Shares repurchased ..............................           (107)           (59)              (37)          (36)
                                                           ----------    -----------         ---------    ----------
       Total Investor Share Class transactions .......            (79)           143               (21)           11
                                                           ----------    -----------         ---------    ----------
       Net increase (decrease) in capital shares .....           (884)        (1,680)            3,367           438
                                                           ==========    ===========         =========    ==========

---------------------------------------------------
(1)  Commenced operations on December 18, 2000.

    The accompanying notes are an integral part of the financial statements.
                                      60-61

                                                               DECEMBER 31, 2000
STATEMENT OF CHANGES IN NET ASSETS (000)

For the Years Ended December 31,

                                                                  INTERNATIONAL
                                                                     EQUITY                           SMALL CAP
                                                                    FUND(US)                          FUND(US)
------------------------------------------------------------------------------------------------------------------------
                                                              2000            1999                2000         1999
------------------------------------------------------------------------------------------------------------------------

 OPERATIONS:
   Net investment income (loss) ........................ $      (360)    $       232          $      91    $     (253)
   Net realized gain (loss) from security and foreign
     currency transactions .............................      17,842          17,781               (271)        7,197
   Net change in unrealized appreciation
     (depreciation) on investments
     and foreign currency transactions .................     (67,872)         45,197              4,253           264
                                                         -----------     -----------          ---------    ----------
   Net increase (decrease) in net assets resulting
     from operations ...................................     (50,390)         63,210              4,073         7,208
                                                         -----------     -----------          ---------    ----------
 DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class ................................          --              --                 --            --
     Investor Share Class ..............................          --              --                 --            --
   Net realized gains:
     Common Share Class ................................     (13,587)        (13,324)            (5,046)           --
     Investor Share Class ..............................        (240)           (131)               (49)           --
   In excess of net realized gains:
     Common Share Class ................................          --              --             (2,082)           --
     Investor Share Class ..............................          --              --                (20)           --
   Paid in capital:
     Common Share Class ................................          --              --                 --            --
     Investor Share Class ..............................          --              --                 --            --
                                                         -----------     -----------          ---------    ----------
       Total dividends distributed .....................     (13,827)        (13,455)            (7,197)           --
                                                         -----------     -----------          ---------    ----------
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued .......................     251,081         209,564             53,544        23,772
     Shares issued in lieu of cash distributions .......       5,092           4,404              1,614            --
     Cost of shares repurchased ........................    (267,376)       (201,227)           (35,186)      (20,860)
                                                         -----------     -----------          ---------    ----------
     Increase (decrease) in net assets derived from
        Common Share Class transactions ................     (11,203)         12,741             19,972         2,912
                                                         -----------     -----------          ---------    ----------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued .......................       2,686           1,044              6,410        10,715
     Shares issued in lieu of cash distributions .......         239             129                 53            --
     Cost of shares repurchased ........................      (1,235)           (264)            (6,504)      (11,135)
                                                         -----------     -----------          ---------    ----------
     Increase (decrease) in net assets derived from
        Investor Share Class transactions ..............       1,690             909                (41)         (420)
                                                         -----------     -----------          ---------    ----------
     Increase (decrease) in net assets derived from
        capital share transactions .....................      (9,513)         13,650             19,931         2,492
                                                         -----------     -----------          ---------    ----------
   Net increase(decrease) in net assets ................     (73,730)         63,405             16,807         9,700
 NET ASSETS INCLUDING LINE (A):
   Beginning of period .................................     207,282         143,877             56,473        46,773
                                                         -----------     -----------          ---------    ----------
   End of period ....................................... $   133,552     $   207,282          $  73,280    $   56,473
                                                         ===========     ===========          =========    ==========
   (A) Undistributed (distribution in excess of)
     net investment income ............................. $      (891)    $    (1,179)         $      62    $       --
                                                         ===========     ===========          =========    ==========
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued .....................................      10,915          10,284              3,734         2,018
     Shares issued in lieu of cash distributions .......         277             192                117            --
     Shares repurchased ................................     (12,029)         (9,837)            (2,394)       (1,827)
                                                         -----------     -----------          ---------    ----------
       Total Common Share Class transactions ...........        (837)            639              1,457           191
                                                         -----------     -----------          ---------    ----------
   INVESTOR SHARE CLASS:
     Shares issued .....................................         116              48                449           919
     Shares issued in lieu of cash distributions .......          13               6                  4            --
     Shares repurchased ................................         (62)            (13)              (450)         (951)
                                                         -----------     -----------          ---------    ----------
       Total Investor Share Class transactions .........          67              41                  3           (32)
                                                         -----------     -----------          ---------    ----------
       Net increase (decrease) in capital shares .......        (770)            680              1,460           159
                                                         ===========     ===========          =========    ==========

                                                                  REAL ESTATE                      ASIAN TIGERS
                                                                   FUND(US)                          FUND(US)
--------------------------------------------------------------------------------------------------------------------------
                                                              2000          1999                2000          1999
--------------------------------------------------------------------------------------------------------------------------

 OPERATIONS:
   Net investment income (loss) ........................  $       745   $      349          $      (52)   $         1
   Net realized gain (loss) from security and foreign
     currency transactions .............................         (536)        (135)              4,204          2,155
   Net change in unrealized appreciation
     (depreciation) on investments
     and foreign currency transactions .................        3,128         (500)            (18,265)        17,619
                                                          -----------   ----------          ----------    -----------
   Net increase (decrease) in net assets resulting
     from operations ...................................        3,337         (286)            (14,113)        19,775
                                                          -----------   ----------          ----------    -----------
 DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class ................................         (591)        (283)                 --             --
     Investor Share Class ..............................           --           (1)                 --             --
   Net realized gains:
     Common Share Class ................................           --           --                  --             --
     Investor Share Class ..............................           --           --                  --             --
   In excess of net realized gains:
     Common Share Class ................................           --           --                  --             --
     Investor Share Class ..............................           --           --                  --             --
   Paid in capital:
     Common Share Class ................................         (154)         (61)                 --             --
     Investor Share Class ..............................           --           --                  --             --
                                                          -----------   ----------          ----------    -----------
       Total dividends distributed .....................         (745)        (345)                 --             --
                                                          -----------   ----------          ----------    -----------
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued .......................       18,104          968             139,819        100,864
     Shares issued in lieu of cash distributions .......          224          344                  --             --
     Cost of shares repurchased ........................       (6,697)        (184)           (158,679)       (97,734)
                                                          -----------   ----------          ----------    -----------
     Increase (decrease) in net assets derived from
        Common Share Class transactions ................       11,631        1,128             (18,860)         3,130
                                                          -----------   ----------          ----------    -----------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued .......................           --           12               1,719          1,950
     Shares issued in lieu of cash distributions .......           --            1                  --             --
     Cost of shares repurchased ........................          (31)          (1)             (1,699)        (1,958)
                                                          -----------   ----------          ----------    -----------
     Increase (decrease) in net assets derived from
        Investor Share Class transactions ..............          (31)          12                  20             (8)
                                                          -----------   ----------          ----------    -----------
     Increase (decrease) in net assets derived from
        capital share transactions .....................       11,600        1,140             (18,840)         3,122
                                                          -----------   ----------          ----------    -----------
   Net increase(decrease) in net assets ................       14,192          509             (32,953)        22,897
 NET ASSETS INCLUDING LINE (A):
   Beginning of period .................................        7,552        7,043              51,277         28,380
                                                          -----------   ----------          ----------    -----------
   End of period .......................................  $    21,744   $    7,552          $   18,324    $    51,277
                                                          ===========   ==========          ==========    ===========
   (A) Undistributed (distribution in excess of)
     net investment income .............................  $        --   $       --          $      (14)   $       (65)
                                                          ===========   ==========          ==========    ===========
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued .....................................        2,059          117              14,906         11,523
     Shares issued in lieu of cash distributions .......           32           43                  --             --
     Shares repurchased ................................         (771)         (23)            (16,893)       (11,042)
                                                          -----------   ----------          ----------    -----------
       Total Common Share Class transactions ...........        1,320          137              (1,987)           481
                                                          -----------   ----------          ----------    -----------
   INVESTOR SHARE CLASS:
     Shares issued .....................................           --            1                 196            220
     Shares issued in lieu of cash distributions .......           --           --                  --             --
     Shares repurchased ................................           (3)          --                (194)          (221)
                                                          -----------   ----------          ----------    -----------
       Total Investor Share Class transactions .........           (3)           1                   2             (1)
                                                          -----------   ----------          ----------    -----------
       Net increase (decrease) in capital shares .......        1,317          138              (1,985)           480
                                                          ===========   ==========          ==========    ===========

                                                                     LATIN AMERICA
                                                                        EQUITY
                                                                       FUND(US)
--------------------------------------------------------------------------------------
                                                                   2000         1999
--------------------------------------------------------------------------------------

 OPERATIONS:
   Net investment income (loss) ........................       $     (51)   $       70
   Net realized gain (loss) from security and foreign
     currency transactions .............................           3,852        (1,115)
   Net change in unrealized appreciation
     (depreciation) on investments
     and foreign currency transactions .................          (9,961)       13,628
                                                               ---------    ----------
   Net increase (decrease) in net assets resulting
     from operations ...................................          (6,160)       12,583
                                                               ---------    ----------
 DIVIDENDS DISTRIBUTED FROM:
   Net investment income:
     Common Share Class ................................              --           (19)
     Investor Share Class ..............................              --            --
   Net realized gains:
     Common Share Class ................................            (930)           --
     Investor Share Class ..............................              --            --
   In excess of net realized gains:
     Common Share Class ................................              --            --
     Investor Share Class ..............................              --            --
   Paid in capital:
     Common Share Class ................................              --            --
     Investor Share Class ..............................              --            --
                                                               ---------    ----------
       Total dividends distributed .....................            (930)          (19)
                                                               ---------    ----------
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Proceeds from shares issued .......................          25,766         7,309
     Shares issued in lieu of cash distributions .......             242             1
     Cost of shares repurchased ........................         (28,497)       (7,183)
                                                               ---------    ----------
     Increase (decrease) in net assets derived from
        Common Share Class transactions ................          (2,489)          127
                                                               ---------    ----------
   INVESTOR SHARE CLASS:
     Proceeds from shares issued .......................              --            --
     Shares issued in lieu of cash distributions .......              --            --
     Cost of shares repurchased ........................              --            --
                                                               ---------    ----------
     Increase (decrease) in net assets derived from
        Investor Share Class transactions ..............              --            --
                                                               ---------    ----------
     Increase (decrease) in net assets derived from
        capital share transactions .....................          (2,489)          127
                                                               ---------    ----------
   Net increase(decrease) in net assets ................          (9,579)       12,691
 NET ASSETS INCLUDING LINE (A):
   Beginning of period .................................          30,684        17,993
                                                               ---------    ----------
   End of period .......................................       $  21,105    $   30,684
                                                               =========    ==========
   (A) Undistributed (distribution in excess of)
     net investment income .............................       $     (47)   $      (13)
                                                               =========    ==========
 CAPITAL SHARE TRANSACTIONS:
   COMMON SHARE CLASS:
     Shares issued .....................................           1,866           726
     Shares issued in lieu of cash distributions .......              23            --
     Shares repurchased ................................          (2,085)         (746)
                                                               ---------    ----------
       Total Common Share Class transactions ...........            (196)          (20)
                                                               ---------    ----------
   INVESTOR SHARE CLASS:
     Shares issued .....................................              --            --
     Shares issued in lieu of cash distributions .......              --            --
     Shares repurchased ................................              --            --
                                                               ---------    ----------
       Total Investor Share Class transactions .........              --            --
                                                               ---------    ----------
       Net increase (decrease) in capital shares .......            (196)          (20)
                                                               =========    ==========

    The accompanying notes are an integral part of the financial statements.
                                      62-63

FINANCIAL HIGHLIGHTS

For a Share Outstanding for the Years Ended December 31,



                                               NET ASSET                  REALIZED      DIVIDENDS     DISTRIBUTIONS
                                                 VALUE         NET     AND UNREALIZED   FROM NET          FROM          NET ASSET
                                               BEGINNING   INVESTMENT     GAINS ON     INVESTMENT        CAPITAL        VALUE END
                                               OF PERIOD     INCOME      SECURITIES      INCOME           GAINS         OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
  TREASURY MONEY MARKET FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
   COMMON SHARE CLASS
   2000                                          $1.00       $0.06          $0.00        $(0.06)          $0.00           $1.00
   1999                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1998                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1997                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1996                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   INVESTOR SHARE CLASS
   2000                                          $1.00       $0.05          $0.00        $(0.05)          $0.00           $1.00
   1999                                           1.00        0.04           0.00         (0.04)           0.00            1.00
   1998                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1997                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1996                                           1.00        0.04           0.00         (0.04)           0.00            1.00
------------------------------------------------------------------------------------------------------------------------------------
  GOVERNMENT MONEY MARKET FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
   COMMON SHARE CLASS
   2000                                          $1.00       $0.06          $0.00        $(0.06)          $0.00           $1.00
   1999                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1998                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1997                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1996                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   INVESTOR SHARE CLASS
   2000                                          $1.00       $0.06          $0.00        $(0.06)          $0.00           $1.00
   1999                                           1.00        0.04           0.00         (0.04)           0.00            1.00
   1998                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1997                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1996                                           1.00        0.05           0.00         (0.05)           0.00            1.00
------------------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
   COMMON SHARE CLASS
   2000                                          $1.00       $0.06          $0.00        $(0.06)          $0.00           $1.00
   1999                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1998                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1997                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1996                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   INVESTOR SHARE CLASS
   2000                                          $1.00       $0.06          $0.00        $(0.06)          $0.00           $1.00
   1999                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1998                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1997                                           1.00        0.05           0.00         (0.05)           0.00            1.00
   1996                                           1.00        0.05           0.00         (0.05)           0.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                      RATIO OF NET
                                                                                                                       INVESTMENT
                                                                                   RATIO OF NET    RATIO OF EXPENSES     INCOME
                                                                       RATIO OF     INVESTMENT        TO AVERAGE       TO AVERAGE
                                                    NET ASSETS         EXPENSES       INCOME          NET ASSETS       NET ASSETS
                                         TOTAL        END OF          TO AVERAGE    TO AVERAGE        (EXCLUDING       (EXCLUDING
                                        RETURN     PERIOD (000)       NET ASSETS    NET ASSETS         WAIVERS)         WAIVERS)
-----------------------------------------------------------------------------------------------------------------------------------
  TREASURY MONEY MARKET FUND(US)
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON SHARE CLASS
   2000                                   5.85%    $   219,437           0.35%         5.67%             0.58%            5.44%
   1999                                   4.63         327,906           0.36          4.53              0.59             4.30
   1998                                   4.90         328,222           0.37          4.79              0.59             4.58
   1997                                   4.97         188,761           0.33          4.86              0.57             4.62
   1996                                   4.80         156,455           0.44          4.70              0.59             4.55
   INVESTOR SHARE CLASS
   2000                                   5.59%    $    13,422           0.60%         5.42%             1.08%            4.94%
   1999                                   4.37          11,696           0.61          4.28              1.09             3.80
   1998                                   4.64          17,625           0.62          4.54              1.09             4.08
   1997                                   4.70           6,722           0.58          4.60              0.88             4.30
   1996                                   4.54          10,910           0.69          4.45              0.84             4.30
-----------------------------------------------------------------------------------------------------------------------------------
  GOVERNMENT MONEY MARKET FUND(US)
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON SHARE CLASS
   2000                                   6.08%    $   589,752           0.33%         5.92%             0.41%            5.84%
   1999                                   4.87         464,520           0.33          4.78              0.41             4.70
   1998                                   5.24         396,797           0.35          5.12              0.42             5.04
   1997                                   5.33         255,259           0.32          5.21              0.40             5.13
   1996                                   5.08         256,392           0.44          4.96              0.44             4.96
   INVESTOR SHARE CLASS
   2000                                   5.74%    $    76,097           0.65%         5.60%             0.91%            5.34%
   1999                                   4.53          96,031           0.65          4.46              0.91             4.20
   1998                                   4.91          89,497           0.67          4.80              0.92             4.54
   1997                                   5.05           8,932           0.59          4.95              0.72             4.82
   1996                                   4.82           5,093           0.69          4.71              0.69             4.71
-----------------------------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND(US)
-----------------------------------------------------------------------------------------------------------------------------------
   COMMON SHARE CLASS
   2000                                   6.21%    $    44,274           0.33%         5.81%             0.56%            5.58%
   1999                                   4.98       1,138,123           0.32          4.88              0.55             4.65
   1998                                   5.33         941,295           0.33          5.21              0.56             4.98
   1997                                   5.41         737,736           0.32          5.29              0.56             5.05
   1996                                   5.13         598,715           0.43          5.02              0.58             4.87
   INVESTOR SHARE CLASS
   2000                                   5.83%    $   231,648           0.69%         5.45%             1.06%            5.08%
   1999                                   4.60         247,655           0.68          4.52              1.05             4.15
   1998                                   4.97         219,576           0.69          4.85              1.06             4.48
   1997                                   5.12           1,282           0.59          5.00              0.85             4.74
   1996                                   4.87           1,466           0.68          4.77              0.83             4.62
-----------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
                                     64-65

                                                               DECEMBER 31, 2000
FINANCIAL HIGHLIGHTS

For a Share Outstanding for the Years Ended December 31,



                                   NET ASSET                      REALIZED         DIVIDENDS     DISTRIBUTIONS
                                     VALUE           NET       AND UNREALIZED      FROM NET          FROM      NET ASSET
                                   BEGINNING     INVESTMENT    GAINS (LOSSES)     INVESTMENT        CAPITAL    VALUE END     TOTAL
                                   OF PERIOD       INCOME       ON SECURITIES       INCOME           GAINS     OF PERIOD    RETURN
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                               $ 1.00         $0.04           $ 0.00           $(0.04)         $ 0.00      $ 1.00       3.87%
 1999                                 1.00          0.03             0.00            (0.03)           0.00        1.00       3.01
 1998                                 1.00          0.03             0.00            (0.03)           0.00        1.00       3.21
 1997                                 1.00          0.03             0.00            (0.03)           0.00        1.00       3.36
 1996                                 1.00          0.03             0.00            (0.03)           0.00        1.00       3.14
 INVESTOR SHARE CLASS
 2000                               $ 1.00         $0.04           $ 0.00           $(0.04)         $ 0.00      $ 1.00       3.61%
 1999                                 1.00          0.03             0.00            (0.03)           0.00        1.00       2.75
 1998                                 1.00          0.03             0.00            (0.03)           0.00        1.00       2.96
 1997                                 1.00          0.03             0.00            (0.03)           0.00        1.00       3.10
 1996                                 1.00          0.03             0.00            (0.03)           0.00        1.00       2.88
------------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                               $ 9.57         $0.59           $ 0.39           $(0.60)         $ 0.00      $ 9.95      10.60%
 1999                                10.36          0.57            (0.78)           (0.57)          (0.01)       9.57      (2.11)
 1998                                10.35          0.57             0.16            (0.59)          (0.13)      10.36       7.13
 1997                                10.06          0.60             0.30            (0.60)          (0.01)      10.35       9.22
 1996                                10.32          0.59            (0.26)           (0.59)           0.00       10.06       3.42
 INVESTOR SHARE CLASS
 2000                               $ 9.62         $0.58           $ 0.36           $(0.55)         $ 0.00      $10.01      10.07%
 1999                                10.41          0.53            (0.79)           (0.52)          (0.01)       9.62      (2.58)
 1998                                10.38          0.53             0.17            (0.54)          (0.13)      10.41       6.81
 1997                                10.09          0.59             0.29            (0.58)          (0.01)      10.38       8.92
 1996                                10.35          0.57            (0.26)           (0.57)           0.00       10.09       3.24
------------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT FIXED INCOME FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                               $ 9.84         $0.45           $ 0.66           $(0.45)         $ 0.00      $10.50      11.59%
 1999                                10.53          0.44            (0.69)           (0.44)           0.00        9.84      (2.45)
 1998                                10.41          0.47             0.12            (0.47)           0.00       10.53       5.79
 1997                                 9.99          0.49             0.42            (0.49)           0.00       10.41       9.36
 1996                                10.20          0.50            (0.21)           (0.50)           0.00        9.99       2.96
 INVESTOR SHARE CLASS
 2000                               $ 9.81         $0.40           $ 0.67           $(0.40)         $ 0.00      $10.48      11.16%
 1999                                10.51          0.39            (0.70)           (0.39)           0.00        9.81      (3.03)
 1998                                10.39          0.42             0.12            (0.42)           0.00       10.51       5.31
 1997                                 9.97          0.47             0.41            (0.46)           0.00       10.39       9.11
 1996                                10.18          0.43            (0.17)           (0.47)           0.00        9.97       2.70
------------------------------------------------------------------------------------------------------------------------------------



                                                       RATIO OF        INVESTMENT      TO AVERAGE      TO AVERAGE
                                   NET ASSETS         EXPENSES          INCOME        NET ASSETS       NET ASSETS     PORTFOLIO
                                     END OF          TO AVERAGE       TO AVERAGE      (EXCLUDING       (EXCLUDING     TURNOVER
                                  PERIOD (000)       NET ASSETS       NET ASSETS       WAIVERS)         WAIVERS)        RATE
-------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT MONEY MARKET FUND(US)
-------------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                                $416,864            0.32%           3.80%           0.55%             3.57%         N/A
 1999                                 284,455            0.35            2.96            0.58              2.73          N/A
 1998                                 272,834            0.35            3.17            0.56              2.95          N/A
 1997                                 250,260            0.33            3.32            0.57              3.08          N/A
 1996                                 187,629            0.40            3.10            0.56              2.94          N/A
 INVESTOR SHARE CLASS
 2000                                 $65,046            0.57%           3.55%           1.05%             3.07%         N/A
 1999                                  66,130            0.60            2.71            1.08              2.23          N/A
 1998                                  67,480            0.60            2.92            1.06              2.45          N/A
 1997                                   2,978            0.58            3.07            0.89              2.76          N/A
 1996                                   2,807            0.65            2.85            0.81              2.69          N/A
-------------------------------------------------------------------------------------------------------------------------------
FIXED INCOME FUND(US)
-------------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                                $184,907            0.72%           6.11%           0.84%             6.00%          87%
 1999                                 189,048            0.69            5.70            0.84              5.55          229
 1998                                 171,753            0.72            5.43            0.86              5.28          157
 1997                                 141,148            0.71            5.95            0.81              5.85          233
 1996                                 123,930            0.73            5.92            0.83              5.82          194
 INVESTOR SHARE CLASS
 2000                                $    250            1.22%           5.61%           1.34%             5.50%          87%
 1999                                     402            1.19            5.20            1.34              5.05          229
 1998                                     436            1.18            4.97            1.32              4.82          157
 1997                                     428            0.96            5.71            1.12              5.55          233
 1996                                     459            0.98            5.65            1.08              5.55          194
-------------------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT FIXED INCOME FUND(US)
-------------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                                 $26,971            0.97%           4.42%           1.09%             4.31%          86%
 1999                                  29,694            0.89            4.27            1.04              4.12           80
 1998                                  35,161            0.83            4.44            0.97              4.30           41
 1997                                  40,441            0.73            4.84            0.84              4.73           54
 1996                                  39,756            0.73            4.95            0.85              4.83           98
 INVESTOR SHARE CLASS
 2000                                 $   255            1.47%           3.92%           1.59%             3.81%          86%
 1999                                     378            1.39            3.77            1.54              3.62           80
 1998                                     562            1.29            3.98            1.43              3.84           41
 1997                                     537            0.98            4.59            1.14              4.43           54
 1996                                     680            0.98            4.70            1.10              4.58           98
-------------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.
                                     66-67

                                                               DECEMBER 31, 2000

FINANCIAL HIGHLIGHTS

For a Share Outstanding for the Years Ended December 31,



                                           NET ASSET                   REALIZED AND   NET INCREASE    DIVIDENDS    DISTRIBUTIONS
                                             VALUE           NET        UNREALIZED        FROM        FROM NET         FROM
                                           BEGINNING     INVESTMENT   GAINS (LOSSES)    PAYMENTS     INVESTMENT       CAPITAL
                                           OF PERIOD       INCOME      ON SECURITIES  BY AFFILIATES    INCOME          GAINS
----------------------------------------------------------------------------------------------------------------------------------
  EUROPE EQUITY GROWTH FUND(US)
----------------------------------------------------------------------------------------------------------------------------------
   COMMON SHARE CLASS
   2000 (1)                                 $ 10.00        $0.00        $ (0.12)        $ 0.17        $ 0.00         $ 0.00
----------------------------------------------------------------------------------------------------------------------------------
  BALANCED FUND(US)
----------------------------------------------------------------------------------------------------------------------------------
   COMMON SHARE CLASS
   2000                                     $ 11.96        $ 0.27        $ (0.76)        $ 0.00        $(0.27)        $(0.99)
   1999                                       11.83          0.24           0.98           0.00         (0.24)         (0.85)
   1998                                       12.73          0.27           0.82           0.00         (0.27)         (1.72)
   1997                                       10.98          0.32           2.06           0.00         (0.32)         (0.31)
   1996                                       10.75          0.35           1.02           0.00         (0.35)         (0.79)
   INVESTOR SHARE CLASS
   2000                                     $ 11.99        $ 0.21        $ (0.78)        $ 0.00        $(0.21)        $(0.99)
   1999                                       11.86          0.18           0.98           0.00         (0.18)         (0.85)
   1998                                       12.73          0.21           0.85           0.00         (0.21)         (1.72)
   1997                                       10.98          0.30           2.06           0.00         (0.30)         (0.31)
   1996                                       10.75          0.30           1.04           0.00         (0.32)         (0.79)
----------------------------------------------------------------------------------------------------------------------------------
  VALUE FUND(US)
----------------------------------------------------------------------------------------------------------------------------------
   COMMON SHARE CLASS
   2000                                     $ 12.75        $ 0.10        $ (0.24)        $ 0.00        $(0.10)        $(0.83)
   1999                                       12.33          0.14           1.23           0.00         (0.14)         (0.81)
   1998                                       16.51          0.19           0.86           0.00         (0.19)         (5.04)
   1997                                       13.24          0.24           3.75           0.00         (0.24)         (0.48)
   1996                                       12.26          0.29           2.18           0.00         (0.29)         (1.20)
   INVESTOR SHARE CLASS
   2000                                     $ 12.74        $ 0.04        $ (0.24)        $ 0.00        $(0.04)        $(0.83)
   1999                                       12.32          0.07           1.24           0.00         (0.08)         (0.81)
   1998                                       16.54          0.12           0.82           0.00         (0.12)         (5.04)
   1997                                       13.26          0.20           3.76           0.00         (0.20)         (0.48)
   1996                                       12.28          0.25           2.18           0.00         (0.25)         (1.20)
----------------------------------------------------------------------------------------------------------------------------------

   (1) Commenced operations on December 18, 2000. All ratios except the total return for the period have been annualized.

                                                                                                            RATIO OF NET
                                                                                                             INVESTMENT
                                                                            RATIO OF NET  RATIO OF EXPENSES    INCOME
                                                               RATIO OF      INVESTMENT       TO AVERAGE     TO AVERAGE
                              NET ASSET           NET ASSETS    EXPENSES        INCOME        NET ASSETS     NET ASSETS   PORTFOLIO
                              VALUE END   TOTAL     END OF     TO AVERAGE     TO AVERAGE      (EXCLUDING     (EXCLUDING   TURNOVER
                              OF PERIOD  RETURN  PERIOD (000)  NET ASSETS     NET ASSETS       WAIVERS)       WAIVERS)      RATE
-----------------------------------------------------------------------------------------------------------------------------------
EUROPE EQUITY GROWTH FUND(US)
-----------------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000 (1)                     $ 10.05    0.50%    $ 20,104      1.54%          (0.33)%          1.54%          (0.33)%       --%
-----------------------------------------------------------------------------------------------------------------------------------
BALANCED FUND(US)
-----------------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                          $ 10.21   (4.27)%   $ 72,106      1.01%           2.30%           1.01%           2.30%        78%
 1999                            11.96   10.55       84,151      1.00            1.96            1.00            1.96        112
 1998                            11.83    9.97       75,793      1.03            2.06            1.03            2.06         84
 1997                            12.73   22.10       68,523      0.93            2.68            0.93            2.68        111
 1996                            10.98   13.15       54,546      0.94            3.14            0.94            3.14        104
 INVESTOR SHARE CLASS
 2000                          $ 10.22   (4.93)%   $  2,414      1.51%           1.80%           1.51%           1.80%        78%
 1999                            11.99    9.97        3,218      1.50            1.46            1.50            1.46        112
 1998                            11.86    9.72        3,657      1.49            1.60            1.49            1.60         84
 1997                            12.73   21.80        4,157      1.18            2.43            1.24            2.37        111
 1996                            10.98   12.86        3,710      1.19            2.89            1.19            2.89        104
-----------------------------------------------------------------------------------------------------------------------------------
VALUE FUND(US)
-----------------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                          $ 11.68   (0.68)%   $131,303      1.06%           0.85%           1.06%           0.85%        76%
 1999                            12.75   11.14      153,551      1.03            1.07            1.03            1.07         94
 1998                            12.33    5.47      170,945      1.05            1.23            1.05            1.23         55
 1997                            16.51   30.49      220,618      1.01            1.57            1.01            1.57         79
 1996                            13.24   20.43      164,710      1.03            2.19            1.03            2.19         58
 INVESTOR SHARE CLASS
 2000                          $ 11.67   (1.17)%   $  2,289      1.56%           0.35%           1.56%           0.35%        76%
 1999                            12.74   10.67        3,498      1.53            0.57            1.53            0.57         94
 1998                            12.32    4.66        1,624      1.50            0.78            1.50            0.78         55
 1997                            16.54   30.20        1,965      1.26            1.32            1.32            1.26         79
 1996                            13.26   20.09        1,672      1.28            1.94            1.28            1.94         58
-----------------------------------------------------------------------------------------------------------------------------------

   (1) Commenced operations on December 18, 2000. All ratios except the total return for the period have been annualized.


    The accompanying notes are an integral part of the financial statements.
                                     68-69

                                                               DECEMBER 31, 2000

FINANCIAL HIGHLIGHTS

For a Share Outstanding for the Years Ended December 31,



                               NET ASSET                    REALIZED     DIVIDENDS  DISTRIBUTIONS
                                 VALUE         NET       AND UNREALIZED  FROM NET       FROM       CONTRIBUTION  NET ASSET
                               BEGINNING   INVESTMENT    GAINS (LOSSES) INVESTMENT     CAPITAL       (RETURN)    VALUE END   TOTAL
                               OF PERIOD  INCOME (LOSS)   ON SECURITIES   INCOME        GAINS       OF CAPITAL   OF PERIOD  RETURN
------------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                          $17.44        $(0.03)         $(0.71)      $ 0.00       $(1.11)        $0.00       $15.59    (4.45)%
 1999                           17.10         (0.03)           2.16         0.00        (1.79)         0.00        17.44    12.82
 1998                           14.57          0.00            4.20        (0.02)       (1.65)         0.00        17.10    30.23
 1997                           13.06          0.12            2.97        (0.12)       (1.46)         0.00        14.57    23.98
 1996                           11.61          0.17            2.31        (0.17)       (0.86)         0.00        13.06    21.69
 INVESTOR SHARE CLASS
 2000                          $17.30        $(0.13)         $(0.67)      $ 0.00       $(1.11)        $0.00       $15.39    (4.83)%
 1999                           17.06         (0.11)           2.14         0.00        (1.79)         0.00        17.30    12.26
 1998                           14.60         (0.07)           4.18         0.00        (1.65)         0.00        17.06    29.52
 1997                           13.09          0.08            2.97        (0.08)       (1.46)         0.00        14.60    23.65
 1996                           11.62          0.14            2.33        (0.14)       (0.86)         0.00        13.09    21.41
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                          $25.08        $(0.06)         $(5.66)      $ 0.00       $(1.54)        $0.00       $17.82   (22.87)%
 1999                           18.97          0.04            7.75         0.00        (1.68)         0.00        25.08    41.86
 1998                           15.38          0.01            3.85        (0.09)       (0.18)         0.00        18.97    25.43
 1997                           15.83          0.04            0.68        (0.08)       (1.09)         0.00        15.38     4.56
 1996                           14.56          0.06            1.37        (0.04)       (0.15)         0.03        15.83    10.09(B)
 INVESTOR SHARE CLASS
 2000                          $24.87        $(0.09)         $(5.67)      $ 0.00       $(1.54)        $0.00       $17.57   (23.27)%
 1999                           18.91          0.00            7.64         0.00        (1.68)         0.00        24.87    41.20
 1998                           15.34         (0.08)           3.86        (0.03)       (0.18)         0.00        18.91    24.87
 1997                           15.79          0.01            0.66        (0.03)       (1.09)         0.00        15.34     4.28
 1996                           14.52          0.04            1.35         0.00        (0.15)         0.03        15.79     9.85(B)
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                          $14.16         $0.02           $0.85       $ 0.00       $(1.58)        $0.00       $13.45     6.10%
 1999                           12.22         (0.06)           2.00         0.00         0.00          0.00        14.16    15.88
 1998                           13.38         (0.11)          (0.82)        0.00        (0.23)         0.00(A)     12.22    (6.52)
 1997                           13.03         (0.09)           2.07         0.00        (1.63)         0.00        13.38    15.89
 1996                           12.46         (0.03)           2.38         0.00        (1.78)         0.00        13.03    19.42
 INVESTOR SHARE CLASS
 2000                          $13.96        $(0.05)          $0.84       $ 0.00       $(1.58)        $0.00       $13.17     5.61%
 1999                           12.04         (0.17)           2.09         0.00         0.00          0.00        13.96    15.95
 1998                           13.29         (0.10)          (0.92)        0.00        (0.23)         0.00(A)     12.04    (7.25)
 1997                           13.00         (0.13)           2.05         0.00        (1.63)         0.00        13.29    15.45
 1996                           12.46         (0.07)           2.39         0.00        (1.78)         0.00        13.00    19.18
------------------------------------------------------------------------------------------------------------------------------------

(A) Per share was less than $0.005.
(B) The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Common Share Class and the Investor Share Class would have been 9.87% and 9.64%, respectively.

                                                                                                    RATIO OF NET
                                                                                                     INVESTMENT
                                                                   RATIO OF NET  RATIO OF EXPEMSES  INCOME (LOSS)
                                                    RATIO OF        INVESTMENT      TO AVERAGE       TO AVERAGE
                                 NET ASSETS         EXPENSES       INCOME (LOSS)    NET ASSETS       NET ASSETS     PORTFOLIO
                                   END OF          TO AVERAGE       TO AVERAGE      (EXCLUDING       (EXCLUDING     TURNOVER
                                PERIOD (000)       NET ASSETS       NET ASSETS       WAIVERS)         WAIVERS)        RATE
-----------------------------------------------------------------------------------------------------------------------------
GROWTH FUND(US)
-----------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                            $227,801              1.03%          (0.22)%          1.03%            (0.22)%         40%
 1999                             195,804              1.03           (0.19)           1.03             (0.19)          69
 1998                             184,601              1.06            0.01            1.06              0.01           65
 1997                             132,649              1.02            0.79            1.02              0.79           62
 1996                              95,215              1.02            1.36            1.02              1.36           58
 INVESTOR SHARE CLASS
 2000                            $  3,023              1.53%          (0.72)%          1.53%            (0.72)%         40%
 1999                               3,768              1.53           (0.69)           1.53             (0.69)          69
 1998                               3,533              1.52           (0.45)           1.52             (0.45)          65
 1997                               3,485              1.27            0.54            1.33              0.48           62
 1996                               3,031              1.27            1.11            1.27              1.11           58
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND(US)
-----------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                            $130,699              1.31%          (0.17)%          1.31%            (0.17)%         38%
 1999                             204,922              1.31            0.15            1.31              0.15           31
 1998                             142,862              1.38            0.02            1.38              0.02           31
 1997                              85,440              1.35            0.23            1.35              0.23           17
 1996                              96,442              1.36            0.44            1.36              0.44            9
 INVESTOR SHARE CLASS
 2000                            $  2,853              1.81%          (0.67)%          1.81%            (0.67)%         38%
 1999                               2,360              1.81           (0.35)           1.81             (0.35)          31
 1998                               1,015              1.83           (0.43)           1.83             (0.43)          31
 1997                               1,245              1.60           (0.05)           1.65             (0.10)          17
 1996                               1,608              1.61            0.20            1.61              0.20            9
-----------------------------------------------------------------------------------------------------------------------------
SMALL CAP FUND(US)
-----------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                            $ 72,709              1.15%           0.14%           1.15%             0.14%          98%
 1999                              55,901              1.19           (0.58)           1.19             (0.58)         167
 1998                              45,899              1.17           (0.84)           1.17             (0.84)         151
 1997                              41,945              1.04           (0.72)           1.04             (0.72)         170
 1996                              36,375              1.05           (0.27)           1.05             (0.27)         158
 INVESTOR SHARE CLASS
 2000                            $    571              1.65%          (0.36)%          1.65%            (0.36)%         98%
 1999                                 572              1.69           (1.08)           1.69             (1.08)         167
 1998                                 874              1.63           (1.30)           1.63             (1.30)         151
 1997                                 552              1.29           (0.97)           1.35             (1.03)         170
 1996                                 579              1.30           (0.52)           1.30             (0.52)         158
-----------------------------------------------------------------------------------------------------------------------------

(A) Per share was less than $0.005.
(B) The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Common Share Class and the Investor Share Class would have been 9.87% and 9.64%, respectively.

    The accompanying notes are an integral part of the financial statements.
                                      70-71

                                                               DECEMBER 31, 2000
FINANCIAL HIGHLIGHTS

For a Share Outstanding for the Years Ended December 31,



                             NET ASSET                   REALIZED      DIVIDENDS   DISTRIBUTIONS
                               VALUE         NET       AND UNREALIZED   FROM NET        FROM      CONTRIBUTION  NET ASSET
                             BEGINNING   INVESTMENT    GAINS (LOSSES)  INVESTMENT      CAPITAL      (RETURN)    VALUE END    TOTAL
                             OF PERIOD  INCOME (LOSS)   ON SECURITIES    INCOME         GAINS      OF CAPITAL   OF PERIOD    RETURN
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                         $ 7.72      $ 0.42(A)       $ 1.75(A)     $(0.33)       $ 0.00       $(0.09)     $  9.47      28.77%
 1999                           8.37        0.38           (0.65)        (0.31)         0.00        (0.07)        7.72      (3.33)
 1998                           9.95        0.37           (1.58)        (0.31)         0.00        (0.06)        8.37     (12.35)
 1997 (1)                      10.00        0.00           (0.05)         0.00          0.00         0.00         9.95       0.00
 INVESTOR SHARE CLASS
 2000                         $ 9.89      $ 0.41(A)       $ 2.45(A)     $(0.21)       $ 0.00       $ 0.00      $ 12.54      29.16%
 1999                          10.63        0.42           (0.83)        (0.33)         0.00         0.00         9.89      (3.93)
 1998 (2)                      10.00        0.08            0.66         (0.11)         0.00         0.00(B)     10.63       7.35
------------------------------------------------------------------------------------------------------------------------------------
ASIAN TIGERS FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                         $10.92      $(0.03)         $(4.13)       $ 0.00        $ 0.00       $ 0.00      $  6.76     (38.10)%
 1999                           6.73        0.00(B)         4.19          0.00          0.00         0.00        10.92      62.26
 1998                           7.60        0.07           (0.93)        (0.01)         0.00         0.00         6.73     (11.37)
 1997                          11.91        0.04           (4.32)        (0.02)        (0.01)        0.00         7.60     (35.98)
 1996                          10.45        0.02            1.48         (0.04)        (0.02)        0.02        11.91      14.55(D)
 INVESTOR SHARE CLASS
 2000                         $10.79      $(0.05)         $(4.08)       $ 0.00        $ 0.00       $ 0.00      $  6.66     (38.28)%
 1999                           6.67       (0.05)           4.17          0.00          0.00         0.00        10.79      61.77
 1998                           7.57        0.04           (0.94)         0.00          0.00         0.00         6.67     (11.89)
 1997                          11.89        0.05           (4.36)         0.00         (0.01)        0.00         7.57     (36.25)
 1996                          10.44       (0.02)           1.48         (0.01)        (0.02)        0.02        11.89      14.21(D)
------------------------------------------------------------------------------------------------------------------------------------
LATIN AMERICA EQUITY FUND(US)
------------------------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                         $13.97      $(0.03)         $(2.92)       $ 0.00        $(0.47)      $ 0.00      $ 10.55     (21.07)%
 1999                           8.12        0.03            5.83         (0.01)         0.00         0.00        13.97      72.41
 1998                          13.13        0.18           (4.96)        (0.15)        (0.08)        0.00         8.12     (36.33)
 1997                          10.24        0.05            3.54         (0.03)        (0.67)        0.00        13.13      35.50
 1996 (3)                      10.00       (0.02)           0.26          0.00          0.00         0.00        10.24       2.40
------------------------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on December 31, 1997. All ratios except the total return for the period have been annualized.
(2) Commenced operations on October 8, 1998. All ratios except for the total return for the period have been annualized.
(3) Commenced operations on July 1, 1996. All ratios except for the total return for the period have been annualized.
(A) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(B)  Per share was less than $0.005.
*    Not annualized
(C)  Net assets at the end of the period were less than $500.
(D) The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Common Share Class and the Investor Share Class would have been 14.36% and 14.02%, respectively.

                                                                                             RATIO OF NET
                                                                                              INVESTMENT
                                                          RATIO OF NET    RATIO OF EXPEMSES  INCOME (LOSS)
                                              RATIO OF     INVESTMENT        TO AVERAGE       TO AVERAGE
                                NET ASSETS     EXPENSES    INCOME (LOSS)      NET ASSETS       NET ASSETS     PORTFOLIO
                                  END OF     TO AVERAGE    TO AVERAGE        (EXCLUDING       (EXCLUDING     TURNOVER
                               PERIOD (000)   NET ASSETS    NET ASSETS         WAIVERS)         WAIVERS)        RATE
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE FUND(US)
-----------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                           $21,744          1.39%        5.19%             1.70%             4.87%          25%
 1999                             7,522          1.53         4.72              2.42              3.83           11
 1998                             7,022          1.41         4.68              1.78              4.31           13
 1997 (1)                         2,985          1.31        (1.31)             1.61             (1.61)           0*
 INVESTOR SHARE CLASS
 2000                           $    --(C)       1.89%        4.69%             2.20%             4.37%          25%
 1999                                30          2.03         4.22              2.92              3.33           11
 1998 (2)                            21          1.91         4.18              2.28              3.81           13*
-----------------------------------------------------------------------------------------------------------------------
ASIAN TIGERS FUND(US)
-----------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                           $18,135          1.76%       (0.14)%            1.76%            (0.14)%         82%
 1999                            50,994          1.62         0.01              1.62              0.01           83
 1998                            28,202          1.67         0.91              1.67              0.91           57
 1997                            34,664          1.60         0.50              1.60              0.50           42
 1996                            33,602          1.54         0.23              1.54              0.23           24
 INVESTOR SHARE CLASS
 2000                           $   189          2.26%       (0.64)%            2.26%            (0.64)%         82%
 1999                               283          2.12        (0.50)             2.12             (0.50)          83
 1998                               178          2.11         0.47              2.11              0.47           57
 1997                               334          1.85         0.30              1.89              0.26           42
 1996                               840          1.79        (0.15)             1.79             (0.15)          24
-----------------------------------------------------------------------------------------------------------------------
LATIN AMERICA EQUITY FUND(US)
-----------------------------------------------------------------------------------------------------------------------
 COMMON SHARE CLASS
 2000                           $21,105          1.73%       (0.18)%            1.73%            (0.18)%        143%
 1999                            30,684          1.88         0.34              1.88              0.34          145
 1998                            17,993          1.75         1.38              1.75              1.38           92
 1997                            33,271          1.50         0.56              1.50              0.56           45
 1996 (3)                        11,490          2.09        (0.55)             2.09             (0.55)          10*
-----------------------------------------------------------------------------------------------------------------------

(1) Commenced operations on December 31, 1997. All ratios except the total return for the period have been annualized.
(2) Commenced operations on October 8, 1998. All ratios except for the total return for the period have been annualized.
(3) Commenced operations on July 1, 1996. All ratios except for the total return for the period have been annualized.
(A) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(B)  Per share was less than $0.005.
*    Not annualized
(C)  Net assets at the end of the period were less than $500.
(D) The total return for the period ended December 31, 1996 includes the effect of a capital contribution from an affiliate of the Advisor. Without the capital contribution, the total return for the Common Share Class and the Investor Share Class would have been 14.36% and 14.02%, respectively.

    The accompanying notes are an integral part of the financial statements.
                                      72-73

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
ABN AMRO Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated September 17, 1992. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with 18 funds: Treasury Money Market Fund(US), Government Money Market Fund(US), Money Market Fund(US), Tax-Exempt Money Market Fund(US) (collectively the "Money Market Funds"), Fixed Income Fund(US), Tax-Exempt Fixed Income Fund(US), Balanced Fund(US), (collectively the "Fixed Income Funds"), Value Fund(US), Growth Fund(US), International Equity Fund(US), Small Cap Fund(US), Real Estate Fund(US), Europe Equity Growth Fund(US), Asian Tigers Fund(US) and Latin America Equity Fund(US) (collectively the "Equity Funds") (all funds collectively the "Funds"). The Trust also consists of Institutional Prime Money Market Fund(US), Institutional Treasury Money Market Fund(US) and Institutional Government Money Market Fund(US) (collectively the "Institutional Money Market Funds").
     Institutional Treasury Money Market Fund(US) and Institutional Government Money Market Fund(US) have not yet commenced operations as of December 31, 2000. Each prospectus describes each Fund's investment objective, policies and strategies. Institutional Shares and Institutional Service Shares of the Institutional Prime Money Market Fund(US) are offered through a separate prospectus and have a separate shareholder report which includes financial statements and financial highlights.
     The assets of each Fund are separate, and a shareholder's interest is limited to the Fund in which shares are held. The Money Market Funds, the Fixed Income Funds and the Equity Funds offer two classes of shares: Common Shares and Investor Shares (available through banks, various brokerage firms and other financial intermediaries). The Institutional Money Market Funds of the Trust offer two classes of shares: Institutional Shares and Institutional Service Shares.

2. SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of the significant accounting policies followed by the Funds.
     SECURITY VALUATION - Investments in equity securities that are traded on a national securities exchange (or reported on NASDAQ national market system) are stated at the last quoted sales price, for the principal exchange, if readily available for such equity securities, on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale for the principal exchange was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with 60 days or less until maturity may be valued at their amortized cost which approximates market value. Foreign securities are valued based upon quotations as of the time of the net asset value calculation. The value of securities for which no quotations are readily available (including restricted securities that are not deemed to be liquid) is determined in good faith at fair value under the supervision of the Board of Trustees.
     Investment securities held by the Money Market Funds are stated at amortized cost, which approximates market value. Under the amortized cost method, any discount or premium is accreted or amortized ratably to the maturity of the security and is included in interest income.
     FEDERAL INCOME TAXES - It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required in the accompanying financial statements.
     SECURITY TRANSACTIONS AND RELATED INCOME - Security transactions are accounted for on a trade date basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold, adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding periods. Purchase discounts and premiums on securities held by the Equity and Fixed Income Funds are accreted and amortized to maturity using the interest method, which approximates the effective interest method.
     Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

                                                               DECEMBER 31, 2000

     SECURITY LENDING - Each of the Funds may lend portfolio securities up to 33.3% of the value of the Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Funds will receive any interest or dividends paid on the loaned securities. AFund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected as Security Lending Interest in the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.
     At December 31, 2000, the following Funds had securities on loan:

                               MARKET VALUE          MARKET
                                 OF LOANED          VALUE OF
      NAME OF FUND              SECURITIES         COLLATERAL
    ----------------          --------------    ---------------
Fixed Income Fund(US)......   $   13,499,541    $    13,771,397
Balanced Fund(US)..........        2,468,891          2,510,531
Value Fund(US).............        3,841,687          4,025,900
Growth Fund(US)............       20,949,008         21,885,200
Small Cap Fund(US).........        5,349,349          5,566,350

     REPURCHASE AGREEMENTS - Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.
     NET ASSET VALUE PER SHARE - The net asset value per share of each Fund or class of shares is calculated each business day. In general, it is computed by dividing the assets of each Fund or class of shares less its liabilities, by the number of outstanding shares of the Fund or class.
     FOREIGN CURRENCY TRANSLATIONS - The books and records for the Europe Equity Growth Fund(US), Asian Tigers Fund(US), International Equity Fund(US) and Latin America Equity Fund(US) (the "International Funds") are maintained in U.S. dollars. Cash balances for the Europe Equity GrowthFund(US) are converted to Euros on a daily basis. Foreign currency amounts are translated into U.S. dollars on the following basis:
   (i) market value of investment securities, assets and liabilities at the current rate of exchange; and
   (ii) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.
     For foreign equity securities, the International Funds do not isolate the portion of gains and losses on investments in equity securities that are due to changes in the foreign exchange rates from those that are due to changes in market prices of equity securities.
     The International Funds isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon sale or maturity of foreign currency denominated debt obligations for federal income tax purposes.
     The International Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.
     FORWARD FOREIGN CURRENCY CONTRACTS - The International Funds may enter into forward foreign currency contracts as hedges against fund positions. The aggregate principal amounts of the contracts are not recorded as the Funds intend to settle the contracts prior to delivery. All commitments are
"marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains or losses are recognized on the settlement date.
     The use of forward foreign currency contracts does not eliminate the fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, each Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts.
     OPTIONS - A Fund may purchase put and call options to protect against a decline in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put or call options pays a premium. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

     MATURITY DATES - Certain variable rate and floating rate securities of the Funds are subject to "maturity shortening" devices such as put or demand features. Under Rule 2a-7 of the 1940 Act, these securities are deemed to have maturities shorter than the ultimate maturity dates. Accordingly, the maturity dates reflected in the Schedule of Investments are the shorter of the effective put/demand date or the ultimate maturity date.
     CLASSES - Class-specific expenses are borne by that class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.
     EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Fund are prorated to the Funds on the basis of relative net assets.
     USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
     OTHER - Dividends from net investment income for the Equity and Fixed Income Funds are paid to shareholders on a periodic basis. Dividends from net investment income for the Money Market Funds are declared to shareholders daily and distributed monthly. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.
     The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts recorded under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent that these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.
     Due to the nature of the dividends that the Real Estate Fund(US) receives from REITs, the Real Estate Fund(US) anticipates it may have a tax basis return of capital.

3. ADMINISTRATION AND DISTRIBUTION AGREEMENTS
The Trust and ABN AMRO Fund Services, Inc. (the "Administrator") have entered into an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator is entitled to a fee calculated daily and paid monthly at an annual rate of 0.15% of the average daily net assets of each Fund. The Administrator has agreed to waive a portion of its fee for certain Funds through April 2001. After May 1, 2001, the Administrator may in its sole discretion cancel, modify or continue this waiver.
     PFPC Inc. provides certain administrative services and fund accounting pursuant to a sub-administration agreement with the Administrator.
     Effective September 1, 2000, ABN AMRO Distribution Services (USA) Inc. (the "Distributor") serves as the distributor of the Funds. The Trust has adopted a Distribution Plan (the "Plan") for the Investor Share Class under the 1940 Act. The Distributor is paid a fee of up to 0.25% of the average daily net assets of the Investor Share Class of each Fund. The distribution-related services that may be provided under the Plan include, but are not limited to, incremental printing costs for reports, prospectuses, notices and similar materials; advertising; cost of preparing, printing, and distributing literature used in the connection of offering shares; expenses incurred in the promotion and sale of shares; and compensation paid to underwriters, dealers, brokers, banks and other servicing personnel for providing services to shareholders relating to their investment accounts.
     In addition, the Trust has adopted a shareholder servicing plan for the Investor Share Class. The Distributor is paid a fee at an annual rate of up to 0.25% of the average daily net assets of the Investor Share Class of each Fund for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investments and assisting clients in purchase, redemption and exchange transactions, and changing their dividend options, account designations and addresses. For the current period, the Distributor has waived, on a voluntary basis, a portion of this fee for the Money Market Funds. Prior to September 1, 2000, Provident Distributors, Inc. provided these distribution services to the Funds.

4. ORGANIZATIONAL COSTS AND TRANSACTIONS WITH AFFILIATES
The Funds expense, as incurred, all costs considered to be organization costs associated with the formation of new funds. Organization costs incurred prior to June 30, 1998 have been capitalized by the Funds and are being amortized over 60 months, commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. These costs include legal fees for organizational work performed by a law firm of which two officers of the Trust are partners.
     Certain officers of the Trust are also employees of the Administrator, Sub-Administrator, Legal Counsel and/or Advisor. Such officers are paid no fees by the Trust for serving in their roles as officers of the Trust.

                                                               DECEMBER 31, 2000

5. INVESTMENT ADVISORY AGREEMENT
The Trust has entered into an investment advisory agreement with ABN AMRO Asset Management (USA) LLC, (the "Advisor"), under which the Advisor is entitled to an annual fee equal to 0.60% of the average daily net assets of the Fixed Income Fund(US) and Tax-Exempt Fixed Income Fund(US); 0.80% of the average daily net assets of the Value Fund(US), Growth Fund(US) and Small Cap Fund(US); 1.00% of the average daily net assets of the Real Estate Fund(US), International Equity Fund(US), Europe Equity Growth Fund(US), Latin America Equity Fund(US) and Asian Tigers Fund(US); 0.70% of the average daily net assets of the Balanced Fund(US); 0.35% of the average daily net assets of the Treasury Money Market Fund(US), Money Market Fund(US) and Tax-Exempt Money Market Fund(US); and 0.20% of the average daily net assets of the Government Money Market Fund(US).
     The Advisor has contractually agreed, through April 2001, to waive a portion of its advisory fees in an amount equal to 0.10% of the average daily net assets of each of the Fixed Income Funds. The Advisor has also contractually agreed, through April 2001, to waive a portion of its fee in an amount equal to 0.15% of the average daily net assets of each of the Money Market Funds, except the Government Money Market Fund(US), and to waive a portion of its fee in an amount equal to 0.30% of the average daily net assets of the Real Estate Fund(US).
     Mellon Equity Associates, LLP and Delaware Management Company have entered into investment sub-advisory agreements with the Advisor and serve as Sub-Advisors to the Value Fund(US) and the Small Cap Fund(US), respectively. Sub-advisory fees are paid by the Advisor.

6. INVESTMENT TRANSACTIONS
The cost of security purchases and the proceeds from the sale of securities excluding U.S. Government securities, and temporary cash investments, during the year ended December 31, 2000 were as follows:

                                    PURCHASES     SALES
                                      (000)       (000)
                                    ---------   ---------
Fixed Income Fund(US)               $  48,134   $  64,610
Tax-Exempt Fixed Income Fund(US)       23,023      27,607
Europe Equity Growth Fund(US)          19,518          --
Balanced Fund(US)                      35,421      47,891
Value Fund(US)                        105,480     129,382
Growth Fund(US)                       125,440      84,959
International Equity Fund(US)          74,451      91,425
Small Cap Fund(US)                     77,904      63,375
Real Estate Fund(US)                   14,587       3,313
Asian Tigers Fund(US)                  28,265      45,556
Latin America Equity Fund(US)          41,328      44,749

     The cost of security purchases and the proceeds from the sale of U.S. Government securities during the year ended December 31, 2000 were as follows:

                                    PURCHASES     SALES
                                      (000)       (000)
                                    ---------   ---------
Fixed Income Fund(US)               $ 107,173   $  96,009
Balanced Fund(US)                      26,809      22,253

     The aggregate gross unrealized appreciation and depreciation, net unrealized appreciation and depreciation, and cost for all securities as computed on a Federal income tax basis, at December 31, 2000 for each Fund is as follows:

                                                     NET
                         GROSS        GROSS       UNREALIZED
                      APPRECIATED (DEPRECIATED) APPRECIATION
                      SECURITIES   SECURITIES   (DEPRECIATION)  COST
                        (000)        (000)         (000)        (000)
                      ------------------------------------------------
Fixed Income Fund(US) $ 5,314     $   (916)       $ 4,398     $179,681
   Tax-Exempt Fixed
Income Fund(US)         1,757           --          1,757       25,218
Europe Equity
Growth Fund(US)           768         (204)           564       19,518
Balanced Fund(US)       6,762       (6,485)           277       73,977
Value Fund(US)         18,123       (9,928)         8,195      125,516
Growth Fund(US)        54,380      (17,248)        37,132      198,825
International
   Equity Fund(US)     34,614      (13,650)        20,964      115,504
Small Cap Fund(US)     13,154       (5,355)         7,799       72,195
Real Estate Fund(US)    2,312         (164)         2,148       19,610
Asian Tigers Fund(US)   1,489       (7,205)        (5,716)      24,130
Latin America
   Equity Fund(US)      1,592       (3,744)        (2,152)      23,012

     At December 31, 2000 the following Funds had available realized capital losses to offset future net capital gains through fiscal year ended:

                                          AMOUNT     EXPIRATION
                                           (000)        DATE
                                       ------------------------
Treasury Money Market Fund(US)         $       1        2007
Government Money Market Fund(US)               2        2002
                                               2        2004
Tax-Exempt Money Market Fund(US)               1        2005
Fixed Income Fund(US)                      4,540        2007
                                           3,648        2008
Tax-Exempt Fixed Income Fund(US)             992        2002
                                             307        2003
                                             189        2007
Real Estate Fund(US)                         114        2006
                                             103        2007
                                             300        2008
Asian Tigers Fund(US)                      3,002        2006

     Under the  current tax law,  capital and  currency  losses  realized  after
October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2000, the following Funds have elected to defer capital losses attributable to post-October losses:

                                         AMOUNT
                                          (000)
                                        --------
Fixed Income Fund(US)                   $     95
Growth Fund(US)                            2,367
International Equity Fund(US)                247
Small Cap Fund(US)                         1,975
Real Estate Fund(US)                         109
Asian Tigers Fund(US)                      1,270
Latin America Equity Fund(US)              1,080

7. FOREIGN SECURITIES
Certain Funds may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include revaluation of currencies and future political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. For more detailed information, please refer to each Fund's prospectus or statement of additional information.

8. LINE OF CREDIT
The Credit Agreement, dated August 14, 2000, provides the Funds with a revolving credit facility up to $50 million for one year utilizing The Chase Manhattan Bank. The facility is shared by the Funds and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual commitment fee is 0.09% of the unused portion of the facility and the interest rate is equivalent to the Federal Funds Rate plus 0.45%. Borrowings must be repaid within 30 days

9. REDEMPTION FEES
A 2% redemption fee will be assessed on the redemption of shares (including those made in exchanges)that have been held for 90 days or less. The redemption fee applies to the International Funds and Real Estate Fund(US).

10. RECEIVABLE FROM AFFILIATES/SERVICE PROVIDER(S)
The Europe Equity Growth Fund(US) has recorded a receivable from affiliates/service provider(s) of approximately $333,000 as of December 31, 2000 which represents the amount of loss sustained by this Fund arising from the delay in the execution of certain foreign currency contracts. The recorded amount represents the difference in the exchange rate of U.S. Dollars and the Euro for the period of time in which the Fund's cash balances were invested in U.S. Dollars. This amount will be paid to the Europe Equity Growth Fund(US) by its service provider(s).

11. TAX INFORMATION (UNAUDITED)
During the fiscal year ended December 31, 2000, the following Funds made distributions from long-term capital gains:

                                           AMOUNT
                                           (000)
                                        ----------
Balanced Fund(US)                       $    6,621
Value Fund(US)                               8,094
Growth Fund(US)                             14,034
International Equity Fund(US)               17,194
Small Cap Fund(US)                           6,228
Latin America Equity Fund(US)                  930

78
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                  [GRAPHIC OMITTED: ABN LOGO] ABN o AMRO Funds
                        --------------------------------
                                  ANNUAL REPORT
                        --------------------------------
                                December 31, 2000


MONEY MARKET FUNDS
  Treasury Money Market Fund(US)
  Government Money Market Fund(US)
  Money Market Fund(US)
  Tax-Exempt Money Market Fund(US)

FIXED INCOME FUNDS
  Fixed Income Fund(US)
  Tax-Exempt Fixed Income Fund(US)

BALANCED FUND
  Balanced Fund(US)

EQUITY FUNDS
  Value Fund(US)
  Growth Fund(US)
  Small Cap Fund(US)
  Real Estate Fund(US)

INTERNATIONAL FUNDS
  International Equity Fund(US)
  Asian Tigers Fund(US)
  Latin America Equity Fund(US)
  Europe Equity Growth Fund(US)



INVESTMENT ADVISOR
  ABN AMRO ASSET MANAGEMENT (USA) LLC
  208 South LaSalle Street
  Fourth Floor
  Chicago, IL 60604-1003

ADMINISTRATOR
  ABN AMRO FUND SERVICES, INC.
  208 South LaSalle Street
  Fourth Floor
  Chicago, IL 60604-1003

DISTRIBUTOR
  ABNAMRODISTRIBUTION SERVICES (USA) INC.
  3200 Horizon Drive
  King of Prussia, PA 19406

LEGAL COUNSEL
  MORGAN, LEWIS & BOCKIUS LLP
  1701 Market Street
  Philadelphia, PA 19103

INDEPENDENT AUDITORS
  ERNST & YOUNG LLP
  200 Clarendon Street
  Boston, MA  02116-5072



 ----------------------------------------------------------------------------

     FOR MORE INFORMATION, PLEASE CALL ABN AMRO FUNDS OR VISIT THE WEBSITE:
                                 1-800-443-4725
                            WWW.ABNAMROFUNDS-USA.COM

                     [GRAPHIC OMITTED: ABN LOGO] ABN o AMRO

          THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
   FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS NAMED ABOVE. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS
                PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                  ABN-F-011-1200